February 6, 1998



LETTER FROM THE PRESIDENT


1997 -- WHAT A RIDE!
Although some market pundits were expecting the bear market to begin rearing its ugly head, investors were again rewarded with another outstanding year. The S&P 500 Index concluded the year with a 33.36% return, which marked the first time in its history it posted returns of 20% or more in three consecutive years. Over this incredible three-year period, the S&P 500 has returned more than 120%.

Certainly, all the pieces were in place to complete the picture of another outstanding year. The U.S. economy continued to expand at a moderate pace, inflation was firmly under control, if not nearly eliminated, and investor confidence in the markets paved the way for strong cash-flows into the equity markets. As we all know, while the U.S. stock market reached higher ground at the end of the year, we also saw many more setbacks and of greater magnitude than in the previous two years. Indeed, 1997 sensitized investors to the concept of volatility. Briefly, let's review the influential events of 1997.

- Alan Greenspan's "irrational exuberance" comment in late 1996 to see the Dow Jones Industrial Average (DJIA) reach 7,000 in February, the fastest ever 1,000 point ascent in the history of the index.

- Greenspan again shook the markets near the end of February, noting "excessive optimism" in the stock market.

- The Fed raised interest rates a quarter point near the end of March, sending the markets down nearly 10% during the Spring -- a sobering reminder of the influence of interest rates over the equity markets.

- Solid corporate earnings helped the DJIA to reach the 8000 mark in July, later pushing the index to a record high of 8259 on August 6.

- In late summer, many notable companies' earnings fell short of estimates. This sent the DJIA plunging 247 points, the single biggest point drop in the history of the index -- at that time.

- In late October, the DJIA would more than double its August swoon on news of the Hong Kong markets, sending the index spiraling downward 554 points, or 7.18%. From its all time high on August 6, the DJIA had declined about 13%.

With all eyes focused on Asia, the domestic markets remained little changed for the remainder of the year. While we can conclude that 1997 provided us with another year of solid returns in the domestic markets, it was also one of the more volatile one-year markets in history.

There were few, if any, asset classes not influenced by the economic forces of 1997. Benign inflation and a flight to quality took the bond markets on a capricious ride during the course of 1997. Near the end of the year, the yield on the benchmark 30-yield Treasury was at its lowest level in more than four years. This was not far from October 1993's 5.78% yield, the lowest level since the 30-year bonds were reintroduced in 1977. The yield on the 30-year bond, which moves in the opposite direction of its price, began the year at 6.64% and rose during much of the spring before hitting 7.71% in early April on anticipation that the Fed would increase interest rates. A bond rally in December, precipitated by the crisis in the Asian markets saw investors looking for shelter and consequently led to a flight to quality. This pushed the yields on the benchmark 30-year bond from 6.27% on October 24 down to 5.92% at year end. In addition, the yield curve flattened almost 50 basis points as the yield of the two year treasuries went from 5.87 to 5.64 and the long bond went from a
6.64 yield to a yield of 5.92%.

LOOKING AHEAD
Many investment managers are proceeding ahead in 1998 as they did in 1997 -- with much due caution. It might be unrealistic to expect the kind of returns we've seen in the last three years to continue for any length of time. Consensus expectations project returns between 8% to 12%. Of course, the field is clearly split between two extreme viewpoints, many cautiously looking for the bear and others believing the bull will continue to speed ahead.

Certainly, eyes will be focused on inflation, but more so on the Fed's reaction to inflation. Most fears of a rate increase have subsided as inflation by most standards seems to be under control and even decreasing. However, some still cautiously watch for wage inflation to creep into the picture and force a rate hike. Even the currency crisis in Asia could have a positive effect on inflation as the cost of imported goods will most likely decrease. Conversely, weak Asian currencies and a strong dollar could squeeze the profits of American companies, and U.S. economic growth could slow from 4% last year to 2% this year.

As always, corporate earnings will be a driver in stock performance. The market can severely punish a stock that doesn't meet earnings expectations or reward an undervalued stock that posts a positive earnings surprise. During these times, an emphasis on stock picking will be of vital importance.

COVA -- COMMITTED TO VALUE
It's the basis for our name -- COmmitted to VAlue -- and it's an integral part of our products. In an investment environment of such great uncertainty, we at Cova are committed to providing our investors with a variety of opportunities that should help them weather the storms. First there is a selection of investment portfolios managed by world-class money managers covering a variety of asset classes. Your investment management team's disciplined approach to security analysis should provide a strong foundation for the long-term investor.

With this selection of investments, we offer a dollar cost averaging plan and automatic portfolio rebalancing. These important financial planning techniques help investors take a disciplined approach to managing their money and are available at no additional charge. We also offer a fixed account that locks in a fixed rate of interest for one calendar year. Finally, there's the aspect of tax-deferred savings, with the triple-compounding advantage. This allows 1) your principal, 2) your earnings, and 3) the money you would have paid in taxes to accumulate uninhibited by taxes. In addition, transfers between portfolios in an annuity do not generate a capital gains tax, which might be experienced in similar investments outside of an annuity.

Now that we've recapped the events of 1997, we would be remiss not to remind you that these are only the events of one year. Over the long-term, equities have always rewarded investors favorably. Of course, annuities are an excellent investment for long-term objectives, such as retirement. We consider it a privilege to be entrusted for your long-term savings needs in 1998.

Sincerely,

/s/ L.J. Stensrud
----------------------------
L.J. Stensrud
President & CEO





P.S. IMPORTANT NOTICE! PROPOSED BUDGET ITEM COULD CHANGE THE TAX-DEFERRED STATUS OF YOUR ANNUITY...

         DEAR POLICYHOLDER: At the time of this writing, President Clinton's budget for 1999 contained certain proposals that would seek to impose taxation on non-qualified annuities. Don't allow these drastic measures to pass without voicing your objections to your representative in Washington.

GROWTH & INCOME EQUITY PORTFOLIO                   For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

Stocks in the portfolio continued to perform well, despite a market correction in October and increased volatility late in the period due to problems in many Asian markets. Shares of large company stocks posted the strongest gains during the period. Those gains did broaden out somewhat during the period to include shares of some smaller firms.

We continued to take a bottom-up approach to stock selection, looking for good values. We also took a very diversified approach toward managing the Portfolio. We did not bet on the fortunes of any particular sector. Near year end, our portfolio was broadly diversified with money across eight sectors with the approximate allocations: 24% in consumer growth stocks; 21% in interest sensitive stocks such as banks and financial institutions; 15% in industrial cyclicals; 14% in technology stocks; 13% in consumer staples stocks; 6% in energy stocks; 4% in capital goods stocks; and 3% in consumer cyclicals.

As the investment environment changed throughout the period, we purchased shares of select technology companies that traded at attractive prices. We also found opportunities among certain consumer staples stocks, as well as shares of drug makers and industrial cyclical companies. We reduced the Portfolio's exposure to energy stocks and capital goods stocks. Those sectors performed very well recently and appeared to be overvalued relative to the market.

Looking ahead, we will continue to carefully select stocks that appear undervalued. Currently, such stocks included medical and drug stocks, financial services companies and technology firms. We also will continue to maintain a broadly diversified portfolio, giving investors exposure to various sectors of the stock market without taking excessive or unnecessary risks.

TIMOTHY S. ENGELBRECHT
Portfolio Manager
Mississippi Valley Advisors


 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                               % of portfolio
--------------------------------------------------------------------------------
 Albertson's, Inc.                                             2.3%
--------------------------------------------------------------------------------
 First Data Corp.                                              2.2
--------------------------------------------------------------------------------
 Computer Associates International, Inc.                       2.1
--------------------------------------------------------------------------------
 Solutia, Inc.                                                 2.1
--------------------------------------------------------------------------------
 Avery-Dennison Corp.                                          2.1
--------------------------------------------------------------------------------
 Automatic Data Processing, Inc.                               2.1
--------------------------------------------------------------------------------
 Cendant Corp.                                                 2.1
--------------------------------------------------------------------------------
 Pepsico, Inc.                                                 2.1
--------------------------------------------------------------------------------
 Chase Manhattan Corp.                                         2.0
--------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                         2.0
--------------------------------------------------------------------------------

                  GROWTH & INCOME EQUITY PORTFOLIO, MANAGED BY
                MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA G&I vs S&P500 plot points

                   10000     10000
"Sep-97"           10772     10749
"Dec-97"           10826     11058



                                                     Total Return(1)
--------------------------------------------------------------------------------
                                                   Since inception(+)
--------------------------------------------------------------------------------
Growth and Income Equity
Portfolio, managed by MVA                                 8.26%**
--------------------------------------------------------------------------------
S&P 500 Index(2)                                         10.58%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

+ Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

EQUITY INCOME PORTFOLIO                            For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

The overall stock market environment was generally very favorable during the period. Factors contributing to the stocks' strong performance were continued corporate earnings growth, low interest rates and low inflation. The flow of money into the stock market was also steady during the period, driven primarily by individuals contributing to 401(k) plans.

We take a very disciplined, value-oriented approach to stock selection, focusing on shares that offer attractive yields and are selling at low prices relative to the stock's actual worth.

The Russell 1000 Value Index is our benchmark, so the Portfolio consists primarily of high-quality, large-company stocks.

The financial services sector offered some of the best investment opportunities during the period, as these stocks benefited from low interest rates and consolidation within the banking industry. For example, we bought shares of Core States Financial, a regional bank that has since received buyout offers from other institutions. Those offers helped boost the stock's price. We also increased the Portfolio's weighting in utility stocks, from approximately 5% to 10%, to take advantage of these stocks' higher yields. Two recent purchases in this sector were Baltimore Gas & Electric and Union Electric. We were underweighted in the telecommunications sector during the period because we felt that the competition in the industry might hurt corporate profits. However, we found good values in shares of SBC Communications, Bell Atlantic and U.S. West.

Looking forward, we anticipate low inflation and low interest rates, making for predictable corporate earnings growth. In that favorable environment, we will continue to focus on individual stock selection, looking for value in stocks that haven't taken part in group moves.

GREGORY A. GLIDDEN
Portfolio Manager
Mississippi Valley Advisors

 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                            % of portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 American Home Products Corp.                               2.5%
--------------------------------------------------------------------------------
 PNC Bank Corp.                                             2.4
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   2.4
--------------------------------------------------------------------------------
 Federal National Mortgage Association                      2.3
--------------------------------------------------------------------------------
 Dresser Industries, Inc.                                   2.3
--------------------------------------------------------------------------------
 Mellon Bank Corp.                                          2.2
--------------------------------------------------------------------------------
 U.S. West Communications Group                             2.2
--------------------------------------------------------------------------------
 National City Corp.                                        2.1
--------------------------------------------------------------------------------
 Frontier Corp.                                             2.1
--------------------------------------------------------------------------------
 Newell Co.                                                 2.1
--------------------------------------------------------------------------------

                       EQUITY INCOME PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA equity inc vs Russell 1000 plot points

               10000    10000
"Sep-97"       10900    10873
"Dec-97"       11269    11200

--------------------------------------------------------------------------------
                                                    Total Return(1)
--------------------------------------------------------------------------------
                                                   Since inception(+)
Equity Income Portfolio,
managed by MVA                                          12.69%**
--------------------------------------------------------------------------------
Russell 1000(2) Index                                   12.00%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BALANCED PORTFOLIO                                 For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

The Portfolio is designed for those investors who want exposure to both equities and fixed-income securities. Looking back over the last year, the Portfolio's performance was affected by trends in both the stock and bond markets.

Stocks continued to perform well during the period, with shares of large-company stocks posting the biggest gains. The Portfolio typically seeks out undervalued shares of companies with strong earnings growth potential. High valuations in the stock market caused us to take a relatively defensive position in stocks. We emphasized shares of industrial cyclical stocks and consumer staples stocks. These sectors of the market typically hold up well when overall stock prices decline. We also reduced the Portfolio's holdings in oil and energy services stocks.

In the fixed-income markets, prices of longer-term bonds declined through March due to concerns that strong economic growth could lead to rising inflation. Bond prices rose during most of the rest of the period, however, as such concerns diminished.

The bond portion of the Portfolio is based on the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. The Portfolio invested mainly in high-quality Treasury securities and mortgage-backed securities, as well as some bonds issued by corporations.

The Portfolio typically invests about 50% to 60% of its assets in stocks, with the remainder in bonds. During the period, we reduced the Portfolio's stock allocation from around 60% of assets to roughly 58%. That decision was based largely on the possibility of declining corporate profits going forward. Approximately 40% of the Portfolio's assets were invested in bonds, while cash equivalents made up the remaining 10%.

We will remain cautiously optimistic about the stock market's prospects, and we may increase the Portfolio's equity holdings to around 60% of assets in the months ahead. Whatever happens, we will carefully monitor the financial markets and make any necessary changes to the Portfolio that may help to enhance returns or reduce risk.



PETER MERZIAN
Portfolio Manager
Mississippi Valley Advisors


 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                            % of portfolio
--------------------------------------------------------------------------------
 U.S. Treasury Note 7.250%, 5/15/04                         8.4%
--------------------------------------------------------------------------------
 U.S. Treasury Note 6.625%, 5/15/07                         8.2
--------------------------------------------------------------------------------
 U.S. Treasury Note 6.375%, 8/15/02                         7.9
--------------------------------------------------------------------------------
 U.S. Treasury Note 6.375%, 5/15/00                         3.9
--------------------------------------------------------------------------------
 Government National Mortgage
    Association 7.000%, 7/20/27                             3.8
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage
    Corp. 6.500%, 1/01/12                                   3.8
--------------------------------------------------------------------------------
 Federal National Mortgage
    Association 6.000%, 3/01/11                             3.6
--------------------------------------------------------------------------------
 Government National Mortgage
    Association 6.500%, 3/15/24                             3.4
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                          1.4
--------------------------------------------------------------------------------
 Networks Associates, Inc.                                  1.4
--------------------------------------------------------------------------------

                         BALANCED PORTFOLIO, MANAGED BY
                 MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA balanced vs S&P500 plot points

             10000     10000
"Sep-97"     10510     10749
"Dec-97"     10601     11058

--------------------------------------------------------------------------------
                                                  Total Return(1)
--------------------------------------------------------------------------------
                                                 Since inception(+)
--------------------------------------------------------------------------------
Balanced Portfolio,
managed by MVA                                         6.01%**
--------------------------------------------------------------------------------
S&P 500 Index(2)                                      10.58%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SMALL CAP EQUITY PORTFOLIO                         For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

Small-company shares underperformed large-company stocks during the first few months of the period. In April, however, a strengthening dollar and earnings disappointments by large companies such as Coca-Cola and Gillette contributed to a shift in favor of small-company stocks. From April 25 to September 30, 1997, small-company shares gained 35% versus 24% for the S&P 500. But, in the fourth quarter, uncertainty over economic turmoil in Asia caused investors to seek safety in shares of large, well-established companies. As a result, small-company stocks underperformed again. Overall, 1997 marked the third straight year that small-company stocks underperformed large-company stocks.

We were able to find excellent values in several areas of the market. For instance, we acquired shares of broadcast companies SFX and Evergreen Media. The Portfolio also benefited when two of our technology holdings were acquired by larger companies: Verifone was bought by Hewlett-Packard and Network General was acquired by McAfee Associates.

Some of our earlier investment also contributed to the Portfolio's strong performance in the third quarter. For example, we sold SFX and Evergreen Media after their stock prices had climbed more than 50%. The market's shift away from small-company stocks in the fourth quarter created more buying opportunities for the Portfolio. Technology stocks in particular were hit very hard in the fourth quarter, allowing us to add shares of carefully selected companies such as software maker SPSS, semiconductor and capital goods manufacturer CFM Technology and computer-based systems company SBS Technology.

We believe that small-company stocks will continue to provide excellent values. They offer lower price-to-earnings ratios, lower price-to-book values and more growth potential than large-company stocks. What's more, we expect the three-year trend of small-company stocks' under performance to reverse itself at some point. This means the values we find now have good potential for price appreciation. We will continue to seek out the best values in the small-cap universe, using careful bottom-up, stock-by-stock security analysis.



ROBERT J. ANTHONY
Portfolio Manager
Mississippi Valley Advisors


 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                            % of portfolio
--------------------------------------------------------------------------------
 National Data Corp.                                        2.3%
--------------------------------------------------------------------------------
 Canadaigua Wine Co. Inc.                                   2.2
--------------------------------------------------------------------------------
 Minerals Technologies, Inc.                                2.2
--------------------------------------------------------------------------------
 Cognos, Inc.                                               2.0
--------------------------------------------------------------------------------
 Hanna (M.A.) Co.                                           2.0
--------------------------------------------------------------------------------
 Sungard Data Systems, Inc.                                 2.0
--------------------------------------------------------------------------------
 Networks Associates, Inc.                                  2.0
--------------------------------------------------------------------------------
 R.P. Scherer Corp.                                         2.0
--------------------------------------------------------------------------------
 Zebra Technologies Corp.                                   1.9
--------------------------------------------------------------------------------
 Mobile Telecommunications Technologies Corp.               1.8
--------------------------------------------------------------------------------

                     SMALL CAP EQUITY PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 2000(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA small cap vs Russell 2000 plot points

               10000    10000
"Sep-97"       11190    11488
"Dec-97"       10486    11103


--------------------------------------------------------------------------------
                                                    Total Return(1)
--------------------------------------------------------------------------------
                                                   Since inception(+)
--------------------------------------------------------------------------------
Small Cap Equity Portfolio,
managed by MVA                                            4.86%**
--------------------------------------------------------------------------------
Russell 2000(2)                                          11.03%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BOND DEBENTURE PORTFOLIO                             For the year ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

The Portfolio posted a solid return during the past year as the country had another year of economic growth, low inflation and a favorable interest-rate environment. Particularly beneficial to the portfolio's strong performance were the Portfolio's overweightings in the telephone, media and energy sectors. The Portfolio was also positively impacted by holdings of high-yield bonds in industrial sectors, such as paper, chemicals and steel. Robust U.S. economic growth provided significant increases in corporate profitability, which resulted in improved credit ratings and strong gains for many of our holdings. Our commitment to fundamental research is proving more meaningful as the financial markets have little tolerance for earnings shortfalls. While U.S. Treasury and mortgage securities provided good total returns (in the 9.0%-9 1/2% range) during the year, they did not match the significantly higher total returns earned by high-yield and convertible securities.

Our outlook for 1998 is for the economy to slow considerably, with growth falling to 2% or less in the later half of the year. We expect inflation to remain moderate. Our economic forecasts bode well for the convertible and high-yield bond markets and should provide our management team an opportunity to uncover value using our in-depth research process. We remain watchful of the weaknesses in the Asian markets, but are encouraged by the fact that most of our holdings do not have high exposure in the Asian economies. We will continue to seek opportunities in the emerging markets of Latin America, particularly Mexico, where our value-based investments have recently provided strong gains for the portfolio. At this time, we are emphasizing the domestic high-yield sector as these securities should benefit from low interest rates and a stable U.S. economy.



                                  [Pie Chart]

DISTRIBUTION OF HOLDINGS
As of 12/31/97

U.S. Government  Convertibles  High Yield  Equities
    13.89%          19.70%       62.65%      3.76%

We are pleased that you chose to make the Bond-Debenture Portfolio a part of your investment strategy and look forward to assisting you with your financial goals in the future.

  TOP 10 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                               % of portfolio
  -----------------------------------------------------------
  U.S. Treasury Notes (7.50%, 5/15/02)                  7.10%
  -----------------------------------------------------------
  FNMA (7.50%, 5/01/27)                                 3.82
  -----------------------------------------------------------
  FNMA (8.50%, 2/01/05)                                 2.97
  -----------------------------------------------------------
  Teleport Communications Group Inc. (0%, 7/01/07)      2.33
  -----------------------------------------------------------
  NL Inds (0%, 10/15/05)                                1.90
  -----------------------------------------------------------
  Orbital Sciences (cvt 5%, 10/01/02)                   1.21
  -----------------------------------------------------------
  Iron Mountain Inc. (10.125%, 10/01/06)                1.05
  -----------------------------------------------------------
  Flores & Rucks (9.75%, 10/01/06)                      1.05
  -----------------------------------------------------------
  L-3 Communications (10.375%, 5/01/07)                 1.04
  -----------------------------------------------------------
  Leiner Health Products Group (9.625%, 7/10/07)        1.02
  -----------------------------------------------------------

  PORTFOLIO FACTS
  As of 12/31/97

  Duration                                      5.96 years
  --------------------------------------------------------
  Average Yield                                 8.03%
  --------------------------------------------------------
  Average Coupon                                7.73%
  --------------------------------------------------------





CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

          BOND DEBENTURE PORTFOLIO MANAGED BY LORD ABBETT VS. INDICES(2)
                             Growth Based on $10,000 +

                                    [Graph]

LA bond deb vs indices plot points

         10000    10000    10000    10000
"6/97"   10202    10103    10068    10124
         10718    10482    10303    10312
"12/97"  11359    10945    10601    10624
         11433    11106    10682    10568
"6/97"   12148    11586    11532    10949
         12779    12131    12540    11313
"12/97"  13053    12327    12387    11646

-------------------------------------------------------------
                                    Average Annual Return(1)
-------------------------------------------------------------
                                   1 Year  Since inception(+)
-------------------------------------------------------------
Bond Debenture Portfolio
managed by Lord Abbett             15.63%               17.28%
--------------------------------------------------------------
First Boston High Yield Index(2)   12.63%               13.37%
--------------------------------------------------------------
Salomon Brothers Broad
Investment High Grade Index(2)      9.62%                9.58%
--------------------------------------------------------------
Merrill Lynch Convertible Index(2) 17.86%               14.32%
--------------------------------------------------------------


(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MID-CAP VALUE PORTFOLIO                            For the period ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

In an environment of continuing economic growth, low inflation and rising stock market averages, the Portfolio continued to rely on careful stock selection in seeking superior performance. (The Mid-Cap Value Portfolio was first offered on November 7, 1997. Initial investing occurred August 20, 1997. Therefore, this letter covers an abbreviated fiscal year.) The Portfolio does not seek to emphasize particular sectors, but to focus on investing in those companies we believe offer the best value in the mid-capitalization sector (companies with market capitalizations ranging from $500 million to $5 billion). At the close of the year, the Portfolio had strong exposure to the insurance, specialty chemical and electric power sectors only because we located a number of companies offering exceptional value in those sectors.

Over the coming year, we expect economic growth to slow and inflation to remain moderate. As such, the yield on the benchmark 30-year U.S. Treasury bond is likely to drop to 5 1/2% later in 1998. We are watchful of the currency crises in Asia, but believe the absence of inflationary pressures in the U.S., combined with the virtual elimination of the Federal budget deficit, bodes well for the equity markets. Overall, we will continue to seek out value opportunities, focusing on those companies with the potential for relatively strong, predictable earnings in the economic environment we are forecasting.

We will temper our optimism with a note of caution. The stock market has provided handsome returns over each of the past three years. Investors should recognize that these returns are above historical norms and may be difficult to duplicate going forward. We continue to believe that active portfolio management and research driven stock selection will provide you the best opportunity for strong returns in the mid-cap market.

We remain committed to helping you achieve your long-term financial goals. Thank you for the confidence you have placed in us.

  TOP 10 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                               % of portfolio
  -----------------------------------------------------------
  Tricon Global Restaurants                     2.5%
  -----------------------------------------------------------
  Humana                                        2.5
  -----------------------------------------------------------
  Pencorp Financial                             2.4
  -----------------------------------------------------------
  Adobe Systems                                 2.4
  -----------------------------------------------------------
  Everest Reinsurance                           2.4
  -----------------------------------------------------------
  NGC Corporation                               2.4
  -----------------------------------------------------------
  Fruit of the Loom                             2.4
  -----------------------------------------------------------
  Niagara Mohawk                                2.3
  -----------------------------------------------------------
  Proffitt's Inc.                               2.3
  -----------------------------------------------------------
  Hasbro                                        2.3
  -----------------------------------------------------------

EDWARD VON DER LINDE
Portfolio Manager
Lord, Abbett & Co.

    MID-CAP VALUE PORTFOLIO MANAGED BY LORD ABBETT VS. RUSSELL MIDCAP INDEX2
                             Growth Based on $10,000(+)


                                  [Line Graph]

LA mid cap vs Russell mid cap plot points
         10000    10000
"9/97"   10440    10564
"12/97"  10490    10624

---------------------------------------------------
                                    Total Return(1)
---------------------------------------------------
                                 Since inception(+)
---------------------------------------------------
Mid-Cap Value Portfolio
managed by Lord Abbett                     4.90%*
---------------------------------------------------
Russell Midcap Index(2)                   6.24%
---------------------------------------------------


 *  Portfolio commenced operations on 8/20/97.
(+) Index is shown from the first full month since Portfolio's inception.

(1)"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2)The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE CAP RESEARCH PORTFOLIO                       For the period ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

Over the quarter, the stock market rallied off its October low against a backdrop of strong economic growth and low inflation. (The Large Cap Research Portfolio was first offered on November 7, 1997. Initial investing occurred August 20, 1997. Therefore, this letter covers an abbreviated fiscal year.) The Portfolio's performance can be attributed to its exposure to the stocks of select financial companies (such as banks), utilities (including electric and regional telephone companies) and consumer noncyclicals (stocks of companies whose performance is not directly tied to economic conditions).

Over the coming year, we expect an environment of slowing economic growth, continued moderate inflation and declining long-term interest rates. We continue to emphasize the financial, utility and consumer noncyclical sectors, which we believe offer good value. Overall, we will continue to seek out value opportunities, focusing on those companies with the potential for relatively strong predictable earnings in the economic environment we are forecasting.

The yield on the benchmark 30-year U.S. Treasury bond is likely to decline to 5 1/2% later in 1998 as the economy slows. We are watchful of the currency crises in Asia, but believe the absence of inflationary pressures in the U.S., combined with the virtual elimination of the Federal budget deficit, bodes well for both the bond and equity markets.

We temper our optimism with a note of caution. The stock market has rewarded investors with returns in excess of 20% in each of the past three years. Investors should recognize that these returns are above historical norms and may be difficult to duplicate going forward. We continue to believe that active portfolio management and research driven stock selection will provide you the best opportunity for attractive returns in the large cap market.

We remain committed to helping you achieve your long-term financial goals. Thank you for the continued confidence you have placed in us.

  TOP 11 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                              % of portfolio
  ----------------------------------------------------------
  Cigna Corp.                                 2.8%
  ----------------------------------------------------------
  First Energy Corp.                          2.1
  ----------------------------------------------------------
  Washington Mutual, Inc.                     2.1
  ----------------------------------------------------------
  Carolina Power & Lights Co.                 2.1
  ----------------------------------------------------------
  Citicorp                                    2.1
  ----------------------------------------------------------
  Alltel Corp.                                2.0
  ----------------------------------------------------------
  Baltimore Gas and Electric Co.              1.9
  ----------------------------------------------------------
  Deere & Co.                                 1.9
  ----------------------------------------------------------
  Cinergy Corp.                               1.9
  ----------------------------------------------------------
  Fort James Corp.                            1.9
  ----------------------------------------------------------
  American Home Products Corp.                1.9
  ----------------------------------------------------------


ROBERT MORRIS
Portfolio Manager
Lord, Abbett & Co.

    LARGE CAP RESEARCH PORTFOLIO MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2)
                             Growth Based on $10,000(+)

                                  [Line Graph]

LA lg cap vs S&P500 plot points
         10000    10000
"9/97"   10040    10547
"12/97"  9926     10850

--------------------------------------------------------
                                       Total Return(1)
--------------------------------------------------------
                                      Since inception(+)
--------------------------------------------------------
   Large Cap Research Portfolio
   managed by Lord Abbett                      (0.74%)*
   -----------------------------------------------------
   S&P 500 Index (2)                            8.50%
--------------------------------------------------------

 *  Portfolio commenced operations on 8/20/97.

(+) Index  is shown from first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

DEVELOPING GROWTH PORTFOLIO                        For the period ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

Despite an environment of strong economic growth and subdued inflation, the fourth quarter was generally difficult for small capitalization growth stocks. (The Developing Growth Portfolio was first offered on November 7, 1997. Initial investing occurred August 20, 1997. Therefore, this letter covers an abbreviated fiscal year.) Trade uncertainties brought on by the volatility in the Asian markets, sharp price declines in oil-service stocks and broad-based troubles in the technology sector all contributed to the overall lag in small-cap performance relative to large-caps. Despite this environment, the portfolio enjoyed good relative performance by emphasizing research-driven stock selection. Our goal is to focus on those small, dynamic companies whose underlying strengths position them to withstand downswings in the market. The result: a portfolio of stocks that we believe should offer above-average growth rates over the long term.

We seek to broadly diversify the portfolio, in an attempt to reduce risk. Recent purchases have included a number of innovative small companies in the technology, computer software, retail and health services sectors. These companies were added in recognition of their leading market positions in their respective industries as well as their potential to perform well in the slowing economic environment we are forecasting.

Over the coming year, we expect slowing economic growth, continued moderate inflation and declining long-term interest rates. While small-capitalization stocks have underperformed their large-capitalization counterparts over the last several quarters, we continue to believe that investing in the small-cap growth arena will prove rewarding over the long term due to the superior earnings growth potential these companies offer.

We remain committed to helping you achieve your long-term financial goals. Thank you for the confidence you have placed in us.

  TOP 10 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                                % of portfolio
  ------------------------------------------------------------
  Information Management Resources, Inc.        5.5%
  ------------------------------------------------------------
  Orbital Sciences Corp.                        4.7
  ------------------------------------------------------------
  Computer Learning Centers, Inc.               4.3
  ------------------------------------------------------------
  McGrath Rentcorp                              4.2
  ------------------------------------------------------------
  Technitrol, Inc.                              3.6
  ------------------------------------------------------------
  Stage Stores, Inc.                            3.6
  ------------------------------------------------------------
  Vintage Petroleum, Inc.                       3.0
  ------------------------------------------------------------
  Cellstar Corp.                                2.8
  ------------------------------------------------------------
  Matthews International Corp. Class A          2.5
  ------------------------------------------------------------
  Infocus Systems, Inc.                         2.3
  ------------------------------------------------------------


STEPHEN J. MCGRUDER
Portfolio Manager
Lord, Abbett & Co.

  DEVELOPING GROWTH PORTFOLIO MANAGED BY LORD ABBETT VS. RUSSELL 2000 INDEX(2)
                             Growth Based on $10,000(+)


                                  [Line Graph]

LA dev grow vs Russell 2000 plot points
         10000    10000
"9/97"   11190    10732
"12/97"  10552    10373

-----------------------------------------------------
                                    Total Return(1)
-----------------------------------------------------
                                   Since inception(+)
-----------------------------------------------------
Developing Growth Portfolio
managed by Lord Abbett                      5.52%*
-----------------------------------------------------
Russell 2000 Index(2)                       3.73%
-----------------------------------------------------


 *  Portfolio commenced operations on 8/20/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SELECT EQUITY PORTFOLIO                              For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

During the first half of 1997, the market suffered a setback when the Federal Reserve raised the Fed Funds rate by 25 basis points from 5.25% to 5.50%. Volatility increased as expectations of future Fed tightenings strengthened, however, the rate remained steady as all indicators pointed to continued low inflation, a cooling economy, and strong earnings growth. Fueled by a favorable economy, interest rates and corporate earnings news, the stock market surged 17.44% in the second quarter.

The stock market changed its course in the second half of 1997 as the fifty largest stocks underperformed the small and mid cap by a wide margin for the first time in years. However, the Asian financial crisis stunned the US equity market in October, with aftershocks reverberating throughout the remainder of the period. The trend towards a broadening market seen in the third quarter was abandoned as investors sought safety in the large cap, more liquid stocks.

Our approach to investing, which avoids dependence on the strength of a few stocks or industry sectors, can underperform the broader market when buying is heavily focused on certain subsets of the market. Since inception, our investment strategy involved maintaining our sector neutral approach coupled with a continued focus on individual stock selection with an emphasis on holding a highly diversified selection of value stocks.

The biggest contributions to performance in the first half of the year came from stockpicking in the retail and drugs sector, with Worldcom and Toys R' Us as two examples of stocks that have positively impacted performance. The telephone and basic industry sectors positively contributed throughout the second half of 1997. However, the service industry sector was the biggest contributor to relative performance for the fourth quarter and calendar year with stocks such as Tele Communications and TCI Ventures. These two issues were among the top five performers across the entire portfolio in 1997. Stock selections in the energy, multi-industry, and technology sectors were negative contributors to performance during the year.

We use fundamental research to identify stocks which are underpriced relative to their longer-term ability to grow earnings and generate cash flow. As such, we sometimes buy stocks that are temporarily out of favor. Our investments in cable stocks, which we overweighted significantly during the year, serve as a case in point. Going into 1997, these stocks had languished for three years as hopes for a 500-channel universe, video-on-demand, cable-based telephone and industry consolidation seemed to have faded. During this period, regulators reduced basic rates twice; meanwhile, Direct Broadcast Satellite competition increased significantly. Desperate, the cable industry embarked on an extremely ambitious capital investment program, plunging cash flow into negative territory. This year also saw the successful launch of high-speed data, digital cable, and other new service initiatives, validating recent infrastructure investments. The confluence of these events fueled the dramatic reversal and outperformance of stocks such as TCI, TCI Ventures and Time Warner.

We will continue to invest in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can identify events that can cause value to be realized, and that offer a good risk-reward profile.


  TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                                % of portfolio
  ------------------------------------------------------------
  Tosco                                         3.3%
  ------------------------------------------------------------
  Merck & Co. Inc.                              2.9
  ------------------------------------------------------------
  MCI Communications                            2.7
  ------------------------------------------------------------
  Warner Lambert Co.                            2.6
  ------------------------------------------------------------
  Anheuser Busch Cos. Inc.                      2.5
  ------------------------------------------------------------
  Tele Communications                           2.5
  ------------------------------------------------------------
  Cooper Industries                             2.4
  ------------------------------------------------------------
  United Healthcare Corp.                       2.3
  ------------------------------------------------------------
  Procter & Gamble                              2.2
  ------------------------------------------------------------
  IBM Corp.                                     2.2
  ------------------------------------------------------------


MICHAEL J. KELLY
Portfolio Manager
J.P. Morgan Investment Management Inc.

                       SELECT EQUITY PORTFOLIO, MANAGED BY
             J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX(2)
                             Growth Based on $10,000(+)



                                  [Line Graph]

JPM Select equity vs S&P500 plot points
         10000    10000
"Jun-96" 9851.57  10288
         10004.2  10601
"Dec-96" 10837.2  11482
         10932    11808
"Jun-97" 12966    13870
         14372    14909
"Dec-97" 14224    15337


--------------------------------------------------------
                               Average Annual Return(1)
--------------------------------------------------------
                              1 Year  Since inception(+)
--------------------------------------------------------
Select Equity Portfolio,
managed by JPMIM              31.55%        23.74%
--------------------------------------------------------
S&P 500 Index(2)              33.36%        29.25%
--------------------------------------------------------


(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SMALL CAP STOCK PORTFOLIO                            For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

During 1997, the Russell 2000 was able to produce a robust return of 22.4% and continue its streak of returning greater than 16% for the third consecutive year. However, 1997 proved to be a tremulous year for the small cap market with volatility rising to levels not seen since 1987. In somewhat of a seesaw fashion, the strong results in the second and third quarters were significant enough to offset the negative results in the first and fourth quarters. The first quarter was the worst quarter for the Russell as speculation mounted over the Fed's need to raise interest rates causing investors to seek safety in larger capitalization issues. This trend was reversed in the second quarter as the Russell produced its largest quarterly gain since March of 1991. The rise in small cap stocks continued in the third quarter as they outperformed the S&P 500 by more than 7%. In the fourth quarter, the market once again got jittery and punished small cap stocks as fears grew over the financial crisis in Asia.

Within the Russell 2000 Index, the value sectors outperformed growth sectors by 9.8% in the quarter and by 18.9% in the one year period. Utilities and banks were the best performing sectors in the fourth quarter, while technology, basic industry, and drugs underperformed.

In both the third and fourth quarters the Portfolio outperformed the Russell 2000 by a substantial margin, leaving the Portfolio ahead of the benchmark for the one year period. Not only did the Portfolio outperform the benchmark, on a competitive basis, the Portfolio continues to look better and better in this volatile market. The best performing sectors in the Portfolio included technology hardware, banks and health services. Orbital Sciences was the best performing stock in the portfolio and we continue to see Orbital as one of the most attractive stocks in the technology sector. In December, Orbital successfully launched eight satellites, which are a significant part of a global communication network that it is building. The network, ORBCOMM, is designed to provide nearly continuous low cost monitoring, tracking and messaging communications coverage over most of the Earth's surface. Subscribers will be able to use inexpensive communicators to send and receive short messages, high priority alerts and other information, such as the location and condition of automobiles, trucks, industrial equipment, shipping vessels and other remote assets.

The sectors detracting from performance included consumer stable, miscellaneous finance, and transportation. American Pad and Paper was one of the portfolio's largest negative contributors to performance as it fell 22.6%. The company announced an earnings disappointment and attributed it to the competitive pricing environment in its commodity envelope business. We continue to like American Pad and Paper and have increased our position during this weakness.

The 1998 forecast is similar to a year ago: We continue to believe that small cap stocks are attractive relative to large cap stocks for two reasons: (1) improved relative valuation due to prolonged underperformance relative to large cap stocks, and (2) the likelihood of a strengthening or at a minimum stable dollar.



TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  Capital RE Corp.                             2.9%
-------------------------------------------------------------
  DR Horton                                    2.9
-------------------------------------------------------------
  Commercial Metals                            2.3
-------------------------------------------------------------
  Dekalb Genetics Corp.                        2.3
-------------------------------------------------------------
  Intermet Corp.                               1.7
-------------------------------------------------------------
  Renaissance RE Holdings Ltd.                 1.5
-------------------------------------------------------------
  Mueller Industries Inc.                      1.4
-------------------------------------------------------------
  Wabash National Corp.                        1.3
-------------------------------------------------------------
  Central Louisiana Electric                   1.2
-------------------------------------------------------------
  Bank United Corp.                            1.2
-------------------------------------------------------------

JAMES B. OTNESS
Portfolio Manager
J.P. Morgan Investment Management Inc.

                      SMALL CAP STOCK PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. RUSSELL 2000(2)
                             Growth Based on $10,000(+)

                                  [LINE CHART]

JPM small cap vs Russell 2000 plot points

              10000     10000
"Jun-96"      9955.36   9967
              10091.4   10001
"Dec-96"      10825.3   10521
              10089     9977
"Jun-97"      11630     11595
              13371     13320
"Dec-97"      13135     12874

------------------------------------------------------------
                                 Average Annual Return(1)
------------------------------------------------------------
                                 1 Year   Since inception(+)
------------------------------------------------------------
Small Cap Stock Portfolio,
managed by JPMIM                 20.89%       17.72%
------------------------------------------------------------
Russell 2000(2)                  22.40%       16.40%
------------------------------------------------------------




(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

INTERNATIONAL EQUITY PORTFOLIO                       For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

Returns from the major equity markets continued to diverge widely in December. European stocks surged, helped by falling long term interest rates and continued optimism over the prospects for corporate profits as a result of the strengthening U.S. Dollar. Over the year, the Italian, German and Swiss markets showed the strongest returns gaining 33.6%, 23.3% and 43.2% respectively.

Asian equity markets continued to struggle. In Japan, stocks suffered a decline of -24.2% in 1997, with a string of disappointing economic statistics emphasizing the poor outlook for corporate profits. The government's package of tax cuts was poorly received and falling stock prices continued to threaten the health of many second-line banks and brokerage companies.

Country allocation decisions in the portfolio contributed positively throughout most of the year. Overweight positions in Germany and France both proved beneficial while underweighting Japan and Malaysia relative to the benchmark contributed positively to performance. The decision to underweight the Swiss market during the second quarter suppressed performance. In addition, our underweighting Hong Kong during the second quarter detracted from performance as this market was very strong during this time period. However, our underweight position helped during the fourth quarter, as the Hong Kong market was negatively affected by the turmoil in Asia.

Stock selection in Germany had a positive impact on performance, particularly the overweight position in Krupp Hoesch. Our overweight position in Volkswagen contributed positively as it outperformed its sector following settlement with General Motors. However, we have since reduced our position in Volkswagen as this company underperformed during the fourth quarter. In the UK, our underweight position in British Gas and overweight position in Sears detracted from performance. Stock selection in France contributed positively with the Portfolio's holding in Lagarderc (media sector) which outperformed due to defense deals and merger speculation. Another contributor in France was Societe Generale (banking sector) which experienced better than expected results. The Portfolio benefitted from the Japanese stock, Sony (electronics) as strong sales in the U.S. contributed to fuel its upward move. Its music entertainment subsidiary also generated better than expected profits. In contrast, favoring Nissan Motor detracted from performance as it experienced slow domestic sales due to a recent tax hike.

                                  [PIE CHART]

FOREIGN INVESTMENT BY COUNTRY
As of 12/31/97

  UK     Japan  Germany France  Netherlands  Italy  Australia  Spain  Switzerland  Other
 25.0%   14.6%   12.4%   10.1%     4.5%       5.8%    6.2%      3.3%    7.2%        10.9%

Currency allocation decisions added to results. The U.S. Dollar strengthened against both the Yen and European currencies, as a robust U.S. economy led to an increase in both short and long term rates. The overweight U.S. Dollar position versus the Yen, boosted performance, as the Yen weakened from 120.73 to 130.02 versus the U.S. Dollar at the end of the year.

Looking ahead, most international equity markets appear fully valued, but there is still potential for further gains particularly in Europe. Profit expectations are still rising and, with signs of stronger domestic demand and continued enthusiasm for corporate restructuring, further positive surprises are still possible.

In the Pacific, Australian and New Zealand stocks offer the best value. Domestic economic conditions are improving here too, although the expected slump in Asian economies will have some offsetting impact. In Japan the near term outlook remains very difficult and, although stock prices are much more reasonable, the best companies still appear expensive in international comparisons.

The Portfolio remains overweight in the UK and Germany. In addition, we continue to emphasize Australia and New Zealand. Japanese positions have been reduced further to a clear underweighting versus the benchmark.

ANNE RICHARDS
Portfolio Manager
J.P. Morgan Investment Management Inc.

  INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
                             VS. MSCI EAFE INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE CHART]

JPM int equity vs MSCI EAFE plot points

                10000    10000
"Jun-96"        10172.4  9876
                10149.3  9871
"Dec-96"        10859.8  10036
                11032    9859
"Jun-97"        12003    11146
                12090    11074
"Dec-97"        11491    10214

----------------------------------------------------------------
                                    Average Annual Return(1)
----------------------------------------------------------------
                                    1 Year    Since inception(+)
----------------------------------------------------------------
International Equity Portfolio,
managed by JPMIM                    5.96%         8.67%
----------------------------------------------------------------
MSCI EAFE Index(2)                  1.99%         1.28%
----------------------------------------------------------------

(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

QUALITY BOND PORTFOLIO                               For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

Throughout 1997, the U.S. economy continued to grow at above trend levels and unemployment moved to cyclical lows. Income, consumption and confidence measures, generally, remained robust as well. In spite of an ongoing drift upward in wage rates, inflation at both the wholesale and retail levels remained remarkably benign.

In managing the Quality Bond Portfolio, we make three key decisions to add value. First, we determine the Portfolio's duration, which is a measure of the Portfolio's sensitivity to changes in interest rates. The Portfolio's duration, which averaged approximately a quarter year longer than the Salomon Investment Grade Bond index, enhanced performance and partially offset the poor showing of the spread sectors.

Secondly, we allocate the Portfolio's assets across the broad sectors of the fixed income market, including governments, corporates, high-yield, emerging market debt, international bonds, and mortgage-backed securities. During most of the year, the Portfolio's performance benefited from our decision to overweight mortgage backed securities and investment grade corporates while maintaining an underweight position in U.S. Treasuries. This decision, particularly our underweighted position in U.S. Treasuries, negatively affected the Portfolio at the end of the year. The volatility in Asia consequently spilling into markets worldwide, caused a 'flight to quality' with many investors. Another positive contributor to performance was our moderate increase in the high-yield allocation.

Finally, we select individual securities for the Portfolio. Securities are selected on a daily basis by our portfolio managers, with substantial input from four fixed income analysts and traders. Security selection continued to add value during the year. The Portfolio maintained its focus on high-quality issues, keeping the average credit quality of its holdings between AA and AAA.

We have reduced the Portfolio's position in mortgages and callable corporate securities, as they have become particularly vulnerable with the fall in rates. As we believe the volatility in the financial markets will not dissipate any time soon, we have increased the Portfolio's holdings in U.S. Treasury securities. The Portfolio remains strategically overweighted in the spread sectors, although to a lesser degree.



Harriet T. Huber
Portfolio Manager
J.P. Morgan Investment Management Inc.

                                  [PIE CHART]

DISTRIBUTION BY S&P RATING*
As of 12/31/97

Treasury  Cash  Agency    AAA     AA       A      BBB     BB
  23.1%   10.9%   27.8%   9.2%    1.4%    12.8%   13.4%   1.4%

* % of holdings

      QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
            VS. SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE GRAPH]

JPM qual bond vs Salomon plot points

                10000   10000
"Jun-96"        10095   10124
                10140   10312
"Dec-96"        10577   10624
                10488   10568
"Jun-97"        10845   10949
                11190   11313
"Dec-97"        11495   11646

-----------------------------------------------------------
                                Average Annual Return(1)
-----------------------------------------------------------
                                1 Year   Since inception(+)
-----------------------------------------------------------
Quality Bond Portfolio,
managed by JPMIM                 9.06%         8.87%
-----------------------------------------------------------
Salomon Brothers BIG(2)          9.62%         9.58%
-----------------------------------------------------------

(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE CAP STOCK PORTFOLIO                            For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

The S&P 500 rose 33.36% in 1997, capping an unprecedented three consecutive years of above 20% returns. Despite spectacular returns, the market was again relatively concentrated in 1997. Only 43% of the S&P 500 stocks outperformed the index last year, compared with an average of 48% since 1971. The market has been more concentrated in the last three years than any other time since the "nifty fifty" era of the early 1970's. Further, the largest 50 stocks in the S&P 500 outperformed the smallest 450 by 5.6% in 1997.

Strong stock selection within the drug and consumer stable sectors contributed significantly to the portfolio's performance in 1997. The single most successful decision was to underweight Merck (+35%), which lagged the sector return of 54%. That allowed us to overweight Schering Plough (+95%) and Warner Lambert (+68%). Schering had been a neglected stock with solid management and an enormously successful allergy drug, Claritin. Warner had two of the most successful drug launches ever this year with Lipitor (a cholesterol drug) and Rezulin (a diabetes drug), far exceeding analysts' sales estimates. The stock gave back some of its gains in December due to side effects related to Rezulin, but remains attractive.

In the consumer stable sector, Procter and Gamble was the best performer. P&G's success last year can be attributed to their ability to grow sales while simultaneously improving distribution efficiency of their product line, helping to keep inventory levels down. A strong management team gives us confidence in their ability to continue their success.

Stock selection in the telephone and health service sectors detracted from performance last year and can be attributed to two stocks: AT&T and Columbia Healthcare. AT&T (underweight in the portfolio), a laggard in the first half of 1997, has rallied on the cost-cutting reputation of its new CEO Michael Armstrong, and the prospects of a merger as industry consolidation continues. Indeed, in the first week of January a deal was reached with Teleport representing a bid to penetrate the local phone markets. Shares of Columbia Healthcare came under pressure early last year when federal investigators began scrutinizing their medicare billing practices.

The Cova Large Cap Stock Portfolio uses valuation rankings that are generated by our team of 26 equity research analysts. The Portfolio avoids the lowest ranked stocks (most overvalued) in each sector of the market, and redistributes the weight across the most undervalued stocks. Portfolio characteristics and sector weights are matched to the index, leaving stock selection as the sole source of incremental return.

Going forward, we will continue to invest in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can identify events which can cause value to be realized, and which offer a compelling risk-reward profile.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  Exxon                                        2.5%
-------------------------------------------------------------
  Merck & Co.                                  2.5
-------------------------------------------------------------
  Intel                                        2.4
-------------------------------------------------------------
  Bristol Myers Squibb                         2.2
-------------------------------------------------------------
  Philip Morris Cos. Inc.                      2.1
-------------------------------------------------------------
  General Electric Co.                         2.1
-------------------------------------------------------------
  IBM Corp.                                    2.1
-------------------------------------------------------------
  Procter & Gamble                             2.0
-------------------------------------------------------------
  American International Group                 1.7
-------------------------------------------------------------
  SBC Communications, Inc.                     1.5
-------------------------------------------------------------

JAMES WIESS
Portfolio Manager
J.P. Morgan Investment Management Inc.

                      LARGE CAP STOCK PORTFOLIO, MANAGED BY
             J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE CHART]
JPM large cap vs S&P500 plot points

                10000     10000
"Jun-96"        10237.4   10288
                10419.8   10601
"Dec-96"        11467.3   11482
                11724     11808
"Jun-97"        13863     13870
                14902     14909
"Dec-97"        15238     15337

------------------------------------------------------------
                               Average Annual Return(1)
------------------------------------------------------------
                               1 Year     Since inception(+)
------------------------------------------------------------
Large Cap Stock Portfolio,
managed by JPMIM               33.25%         28.66%
------------------------------------------------------------
S&P 500 Index(2)               33.36%         29.25%
------------------------------------------------------------

(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

QUALITY INCOME PORTFOLIO                             For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

1997 was one big roller coaster ride for many market participants. The U.S. treasury curve flattened almost 50 basis points as the yield on two year treasuries went from a 5.87 to a 5.64, and the long bond went from a 6.64 yield to a yield of 5.92 on December 31st. Throughout most of the year, the market was on "Fed Watch", as many expected another tightening should inflation ever pick up. Well, inflation remained under control, and subsequently, the Fed stayed on hold.

The mortgage-backed sector was definitely a star performer in 1997, posting an excess return of 121 basis points relative to the treasuries. Despite the drop in yields, mortgage backed securities performed extremely well due to stable prepayments, and the continued fall in volatility. Looking ahead to 1998, we are cautious on the mortgage sector and feel that prepayment speeds will pick up due to the drop in yields.

After performing extremely well for 3/4 of the year, Investment grade corporates gave up most, if not all of their gains once the Asian crisis hit the market in October. Investment grade corporates ended the year with a return of -.29%, the first year since 1990 that they had posted a negative return. Leading the way down was the Yankee sector, as names such as Korea Development Bank widened more than 400 basis points since October 1st.

                                  [PIE CHART]

DISTRIBUTION BY MOODY'S RATING
As of 12/31/97

AA1       AA2
0%        0%

AAA     AA3     A1      A2      A3     BAA1    BAA2    BAA3     BA1
13%     2%      7%      11%     6%      16%     15%     21%     9%

Due to the economic turmoil in Asia, we feel the growth rate in the U.S. economy will slow somewhat in 1998. Consequently, the corporate market should show mixed results throughout the year and thus, we feel a more defensive posture is warranted. We feel the portfolio is positioned well for these conditions, as we have continued and will continue to emphasize credit quality in the selection process.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  Yale                                         5.1%
-------------------------------------------------------------
  Chase                                        4.6
-------------------------------------------------------------
  NGC Corp Cap Trust                           4.6
-------------------------------------------------------------
  Bank of New York                             4.5
-------------------------------------------------------------
  USX                                          4.5
-------------------------------------------------------------
  Panenergy                                    4.2
-------------------------------------------------------------
  LCI                                          4.2
-------------------------------------------------------------
  USA Waste                                    4.2
-------------------------------------------------------------
  Gap Inc.                                     4.2
-------------------------------------------------------------
  Hydro Quebec                                 4.1
-------------------------------------------------------------

ROBERT J. HICKEY
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

         QUALITY INCOME PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
             VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE GRAPH]

VKM quality income vs Lehman plot points

                10000     10000
                9915.07   9885
"Jun-90"        10208     10241
                10280.9   10303
"Dec-90"        10819     10828
                11046     11120
"Jun-91"        11215.9   11288
                11837.9   11937
"Dec-91"        12516.2   12574
                12316.4   12386
"Jun-92"        12791.8   12887
                13485.3   13517
"Dec-92"        13486.7   13528
                14159     14157
"Jun-93"        14566.3   14582
                15127.7   15064
"Dec-93"        15042     15020
                14532.2   14550
"Jun-94"        14339.2   14369
                14367.1   14440
"Dec-94"        14391.6   14493
                15032.1   15215
"Jun-95"        16075.3   16202
                16380.2   16512
"Dec-95"        17194.2   17282
                16826.7   16877
"Jun-96"        16912.4   16957
                17150.5   17256
"Dec-96"        17663.3   17783
                17051     17630
"Jun-97"        17622     18270
                18146     18911
"Dec-97"        18687     19519

----------------------------------------------------------------
                                     Average Annual Return(1)
----------------------------------------------------------------
                            1 Year   5 Years  Since inception(+)
----------------------------------------------------------------
Quality Income Portfolio
managed by VKAC             9.08%    7.05%         8.17%
----------------------------------------------------------------
Lehman Brothers
Gov't/Corp. Bond Index(2)   9.76%    7.61%         8.72%
----------------------------------------------------------------

(+)Performance is shown from first full month since inception (1/1/90).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Income Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal Corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate non-convertible, domestic debt of the four domestic major corporate classifications; industrial, utility, financial and Yankee bond. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

VKAC GROWTH AND INCOME PORTFOLIO                     For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

1997 provided investors with another solid year of investment performance, but not without more volatility than what we've seen during the last several years. Certain fundamentals and events eroded the overall market near yearend and held down many specific sectors and stocks. These conditions notwithstanding, the portfolio overall was well positioned and provided investors with another excellent return.

In review, we look back in surprise at the continued strength of the sectors. While at the end of the year, this sector began to show weakness due primarily to events associated with Asia, banks have been significant outperformers over the last three years. BankAmerica has shown an increasing commitment to increasing their return on assets and was up in excess of 40% for the year.

Over the year, we did make some significant moves in our healthcare holdings. Mainly, we realigned the holdings based on valuations while keeping the sector weighting roughly the same. We added to our position of SmithKline Beecham, which is one of the portfolio's larger holdings. They have one of the best pharmaceutical distribution networks and are undervalued relative to a peer of domestic U.S. companies. We have great expectations of them.

We still continue to have significant holdings in techs because they have a high growth rate relative to the GDP. We added to our position in IBM, which is now one of the largest holdings. We're seeing an acceleration of their revenue growth and a commitment to hitting their earnings. The biggest surprise in this group was ATT. The price of the stock bottomed at $35 in July and was selling at $65 at year-end. This was exceptional and unexpected performance out of a stock that most people didn't like. We were selling off our position during the first half of the year, but as we saw the change coming, we added shares and were able to capture some of the gains.

We did reduce our oil exposure based on the price of oil and valuations. Texaco, another large holding, did fine and was outperforming the group until the oil stocks started selling off near the end of the year. Texaco is more oil sensitive than some of the other oil companies because they sold off their chemical operations and joint ventured some of their refining and marketing operations. It's a stock that's done well since we've held it. A related holding is McDermott, an oil service and energy related company. We began accumulating McDermott at about $18 near the end of '96 and we recently began selling the stock nearly double that because we couldn't make a case for it on a valuation basis. The price of McDermott's stock was relatively unchanged for years but a management change signaled a buying opportunity for us.

Worthy of mention is Philip Morris, another of the larger holdings in the portfolio. We have not added to our position while the stock has underperformed due to uncertainty of the pending tobacco settlement. However, we do expect a conclusive settlement to come about soon. At that point, it should be in a position to advance, which is why we are still holding a large position in the stock.

Looking ahead for 1998, certain fundamental and technical indicators seem to be slowing down the change of the bull market we've enjoyed for so long. That does not mean we'll be seeking shelter during the year, however, it does mean we will be more cautious and selective. We'll be far more critical when looking at balance sheets, cash flows, and how companies are getting their cash flows. Clearly, earnings and the financial stability of a company's ability to generate cash is more important now than at the beginning of a cycle.

  TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
  As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  International Business Machines Corp.         2.6%
-------------------------------------------------------------
  Philip Morris Companies, Inc.                 2.5
-------------------------------------------------------------
  SmithKline Beecham Plc. (ADR)                 2.3
-------------------------------------------------------------
  BankAmerica Corp.                             2.1
-------------------------------------------------------------
  Texaco, Inc.                                  2.0
-------------------------------------------------------------
  Chase Manhattan Corp.                         1.8
-------------------------------------------------------------
  Pharmacia & Upjohn, Inc.                      1.5
-------------------------------------------------------------
  BankBoston Corp.                              1.5
-------------------------------------------------------------
  Pacificare Health Systems, Inc. Class B       1.5
-------------------------------------------------------------
  YPF Sociedad Anonima (ADR)                    1.5
-------------------------------------------------------------

JAMES A. GILLIGAN
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

                   VKAC GROWTH AND INCOME PORTFOLIO MANAGED BY
                VAN KAMPEN AMERICAN CAPITAL VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE CHART]
VKM G&I vs S&P500 plot points

                10000   10000
"Jun-92"        9750    9851
                9962    10159
"Dec-92"        10569   10673
                11226   11143
"Jun-93"        11527   11193
                12143   11480
"Dec-93"        12234   11747
                11746   11304
"Jun-94"        11342   11347
                11858   11900
"Dec-94"        11634   11895
                12498   13057
"Jun-95"        13581   14297
                14862   15424
"Dec-95"        15948   16351
                16737   17230
"Jun-96"        17082   17997
                17466   18545
"Dec-96"        18998   20086
                18377   20678
"Jun-97"        21114   24288
                22343   26107
"Dec-97"        22659   26857

------------------------------------------------------
                              Average Annual Return(1)
------------------------------------------------------
                    1 Year  5 Year  Since inception(+)
------------------------------------------------------
VKAC Growth and
Income Portfolio
managed by Van
Kampen American
Capital             24.98%    16.48%       15.45%
------------------------------------------------------
S&P 500 Index(2)    33.36%    20.27%       19.36%
------------------------------------------------------

(+) Performance is shown from first full month since inception (6/1/92).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the VKAC Growth and Income Portfolio managed by Van Kampen American Capital and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MONEY MARKET PORTFOLIO                               For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The first quarter of 1997 was marked by a 25 basis point tightening in the Federal Funds rate at the end of March. The Federal Reserve Board raised the overnight bank rate from 5.25% to 5.50% on fears of excess demand in the economy. Concerns that this was the first of a series of tightenings by the Fed played havoc with the market. We shortened the weighted average maturity of the fund to 28 days by the end of the first quarter.

The Fed watching continued into the spring as a strong economy led many to believe the Federal Reserve Board would act preemptively before inflation roared out of control. The yield on the 1-year Treasury bill peaked for the year at 6.07% in late April. A tight job market failed to produce expected inflation however. Many began to believe that the economy could clip along at a healthy pace without Fed intervention. One year Treasury bill yields fell more than 40 basis points to yield a 5.60% by the end of summer. We extended the Fund's average maturity to 70 days during August.

The short term yield curve began to flatten substantially during the fall. Value could no longer be found by purchasing longer dated paper. Therefore the fund began to concentrate on paper that matured in 90 days or less. Direct issue commercial paper provided the greatest value to the fund, with yield spreads averaging 30 basis points above their treasury counterparts.

Turmoil in Asia dominated the market at the end of the year. Due to a flight to quality, money poured into the U.S. treasury market from home and abroad. Yields on treasury bills fell below the 5.50% level.

The strategy of the Portfolio remains to achieve competitive yield by investing in only the highest rated and most liquid of securities.

In the future, we will continue to monitor the situation in Asia. Any recourse in the Far East may lead to increased demand in the U.S. and the threat of inflation. We will maintain a neutral position in the Portfolio until a clearer picture on the economy materializes.



REID HILL
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.


                                  [PIE CHART]

PORTFOLIO BY SECTOR
As of 12/31/97

Government/Agency  Repurchase Agreement  Bankers Acceptances  Commercial Paper  Municipal Obligations
     20.55%              1.05%                 18%                  47.7%              12.7%

STOCK INDEX PORTFOLIO                                For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

World equity returns continued their impressive ascent in 1997 and while many countries were able to outperform U.S. equity market returns this year, domestic investors have little cause for complaint. The U.S. equity market, as measured by the S&P 500, posted a 33.36% increase in 1997 - marking the first time that market returns exceeded 20% in three consecutive years. In fact, the S&P 500 provided a total return of roughly 120% over the last three years. Favorable conditions including moderate economic growth, decelerating inflation, declining interest rates, solid corporate earnings gains and strong cash-flows into equity mutual funds have undoubtedly been at the root of the market's advance.

An analysis of the nature of the equity market rallies over the past three years provides some insight to the current outlook for 1998. In 1995, equity market returns were largely driven by a 193 basis point decline in long-term interest rates and an 18% increase in corporate earnings. In contrast, long-term rates rose by 69 basis points in 1996 and corporate profits grew by a more modest 8%. The 1996 rally owed much credit to record investor flows into equity mutual funds as well as an increase in investors' willingness to take on more risk in their search for performance. The 1997 rally was generated by a combination of factors seen in 1995 and 1996. Specifically, long-term interest rates declined by 72 basis points, corporate profits grew by 12% and investor flows into equity mutual funds remained strong. In the fourth quarter, however, investors grew more risk adverse in response to significant increases in volatility brought about by the Asian crisis.

As we enter 1998, and the economy enters its eighth consecutive year of expansion, market fears of an economic slowdown brought about by the Asian crisis remain a reality. Whatever the catalyst, many analysts expect the U.S. economy to decelerate from its current pace. Corporate profit growth is expected to decline to 7% in 1998 and investors may have an increasingly difficult time purchasing all but the highest quality issues exhibiting consistent growth. This is especially true given the recent pick-up in market volatility. In 1997, volatility of the S&P 500 reached 18% -- just below the long-term average of 19%. In the five-year period preceding 1997, the average annual level of volatility averaged only 10%. With corporate profit growth slowing and investors becoming increasingly risk adverse, equity market returns will likely be more heavily dependent on interest rate improvement to bolster valuations.

We believe that many of the fundamental underpinnings that have supported the equity markets in the past three years remain in place. However, investors should take note of the challenges that lie ahead and adjust their expectations regarding market performance to more closely approximate long-term averages. As such, we believe the Stock Index Portfolio will continue to offer favorable returns in the year ahead.

  TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
  As of 12/31/97

                                                % of portfolio
--------------------------------------------------------------
  General Electric Co.                          3.05%
--------------------------------------------------------------
  Coca-Cola                                     2.11
--------------------------------------------------------------
  Microsoft                                     1.97
--------------------------------------------------------------
  Exxon                                         1.93
--------------------------------------------------------------
  Merck                                         1.64
--------------------------------------------------------------
  Royal Dutch Petroleum                         1.48
--------------------------------------------------------------
  Intel Corp.                                   1.47
--------------------------------------------------------------
  Philip Morris                                 1.39
--------------------------------------------------------------
  Procter & Gamble                              1.38
--------------------------------------------------------------
  IBM                                           1.26
--------------------------------------------------------------

PETE PAPAGEORGAKIS, CFA
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corporation

          STOCK INDEX PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
                              VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)

VKM stock index vs. S&P500  plot points

                10000     10000
"Dec-91"        10570     11143
                10279.4   10865
"Jun-92"        10470.3   11066
                10763.8   11412
"Dec-92"        11219     11989
                11627.2   12517
"Jun-93"        11685.5   12573
                11948     12896
"Dec-93"        12230.8   13196
                11710.9   12697
"Jun-94"        11715.8   12746
                12222     13367
"Dec-94"        12156     13362
                13364.4   14667
"Jun-95"        14762.6   16060
                16188.2   17326
"Dec-95"        17451.4   18367
                18410.6   19355
"Jun-96"        19256     20216
                19821.4   20832
"Dec-96"        21631.8   22563
                21035.9   22234
"Jun-97"        24652.1   27290
                26435.9   29334
"Dec-97"        27200.7   30176

--------------------------------------------------------------
                           Average Annual Return(1)
--------------------------------------------------------------
                         1 Year    5 Year   Since inception(+)
--------------------------------------------------------------
Stock Index Portfolio
managed by VKAC          32.91%    19.36%        18.71%
--------------------------------------------------------------
S&P 500 Index(2)         33.36%    20.27%        19.91%
--------------------------------------------------------------

(+) Performance is shown from first full month since inception (12/1/91).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Stock Index Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

HIGH YIELD PORTFOLIO                                 For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The High Yield Portfolio posted a solid return in 1997. The gain was greater than that of US Treasury bonds, but lagged the overall US equity market due to several factors. First, the general economic conditions were favorable, with modest growth and low inflation. Second, the technical condition of the high yield market continued to be strong as money poured into high yield mutual funds at a record pace last year. Also, a number of Collateralized Bond Obligations
(CBOs) entered the market during 1997 causing another source of strong demand for high yield instruments.

We have six analysts working full time researching the credit quality of our high yield bond holdings and prospective investments. Our investment selection process continued to provide good results during the period evidenced by the fact that we were able to avoid defaults among the companies held in the portfolio. We also experienced gains from positive developments such as mergers with higher quality companies as well as tender offers for bonds held.

Due to the economic turmoil in Asia, we feel the growth rate in the US economy will slow somewhat in 1998. Consequently, the high yield market should show mixed results throughout the year and we feel a more defensive posture is warranted. The portfolio is positioned to perform well under these conditions as reflected by underweighting bonds in cyclical industries and emphasizing quality in the selection process.

ANNE LORSUNG
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  IXC Communications                           2.5%
-------------------------------------------------------------
  Millicom                                     2.4
-------------------------------------------------------------
  Selmer                                       2.3
-------------------------------------------------------------
  Communications & Power                       2.0
-------------------------------------------------------------
  American Standard                            2.0
-------------------------------------------------------------
  Time Warner (Pfd. stock)                     2.0
-------------------------------------------------------------
  ISP Holdings                                 1.9
-------------------------------------------------------------
  Fonorola                                     1.8
-------------------------------------------------------------
  Dan River Inc.                               1.8
-------------------------------------------------------------
  Petroleum Heat & Power                       1.8
-------------------------------------------------------------

                                  [PIE CHART]

DISTRIBUTION BY MOODY'S RATING
As of 12/31/97

Aaa     Ba       B      NR
2.3%    24.3%   68.4%   5%

           HIGH YIELD PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
               VS. SALOMON BROTHERS HIGH YIELD INDEX-COMPOSITE(2)
                           Growth Based on $10,000(+)

                                  [LINE GRAPH]

VKM hi yield vs Salomon plot points

                10000   10000
                10073   9706
"Jun-90"        10458   10090
                10173   9200
"Dec-90"        10186   9252
                11358   11065
"Jun-91"        11908   11786
                12577   12546
"Dec-91"        13064   13251
                14313   14244
"Jun-92"        14606   14808
                15473   15473
"Dec-92"        15554   15674
                15859   16690
"Jun-93"        17653   17471
                17988   17873
"Dec-93"        18972   18548
                18691   18068
"Jun-94"        18498   17910
                18254   18218
"Dec-94"        18114   17887
                18907   19235
"Jun-95"        19804   20559
                20486   21211
"Dec-95"        21137   22131
                21610   22376
"Jun-96"        21936   22562
                22738   23528
"Dec-96"        23588   24619
                23892   24599
"Jun-97"        24733   25816
                25680   27044
"Dec-97"        26328   27837

--------------------------------------------------------------
                                  Average Annual Return(1)
--------------------------------------------------------------
                        1 Year    5 Years  Since inception(+)
--------------------------------------------------------------
High Yield Portfolio
managed by VKAC         11.54%    11.03%        12.83%
--------------------------------------------------------------
Salomon Brothers
High Yield Index(2)     14.27%    12.40%        13.64%
--------------------------------------------------------------

(+)Performance is shown from first full month since inception (1/1/90).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Yield Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers High Yield Index-Composite tracks the composite high yield market excluding issues with less than 7 years maturity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

KPMG Peat Marwick LLP

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees
Cova Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, High Yield Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, portfolios of Cova Series Trust (the Trust), as of December 31, 1997 and the related statements of operations for the year then ended (for the period from August 20, 1997, commencement of operations, to December 31, 1997 for Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio; and for the period from July 1, 1997, commencement of operations, to December 31, 1997 for Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio) and statements of changes in net assets for each of the years in the two-year period then ended (for the year ended December 31, 1997 and the period from April 2, 1996, commencement of operations, to December 31, 1996 for Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio; for the period from August 20, 1997, commencement of operations, to December 31, 1997 for Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio; and for the period from July 1, 1997, commencement of operations, to December 31, 1997 for Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio) and the financial highlights for each of the years in the five-year period then ended (for the year ended December 31, 1997 and the period from May 1, 1996, date of initial public offering, to December 31, 1996 for Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio; for the period from August 20, 1997, commencement of operations, to December 31, 1997 for Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio; and for the period from July 1, 1997, commencement of operations, to December 31, 1997 for Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, High Yield Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, as of December 31, 1997, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

Boston, Massachusetts
February 6, 1998

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
AEROSPACE & DEFENSE - 0.5%
Orbital Sciences Corp. * ....................................     10,700      $   318,325
                                                                               ----------

AIRLINES - 0.5%
ASA Holdings, Inc. ..........................................     10,600          301,438
                                                                               ----------

AUTOMOTIVE - 3.5%
Intermet Corp. ..............................................     53,800          941,500
Lithia Motors, Inc. Class A  * ..............................      8,800          129,800
Modine Manufacturing Co. ....................................      5,500          187,688
Sonic Automotive, Inc. * ....................................      6,700           64,488
Wabash National Corp. .......................................     26,000          739,375
                                                                               ----------
                                                                                2,062,851
                                                                               ----------
BANKING - 6.8%
Bank North Group, Inc. ......................................      7,900          507,575
Bank United Corp. ...........................................     13,600          665,550
BankUnited Financial Corp. Class A * ........................      2,500           38,516
Colonial Bancgroup, Inc. ....................................     12,800          440,800
Commercial Federal Corp. ....................................      5,650          200,901
Community First Bankshares, Inc. ............................      2,600          138,450
First Hawaiian, Inc. ........................................      3,900          155,025
First Republic Bank * .......................................      5,500          175,656
Flagstar Bancorp, Inc. ......................................      8,900          176,192
GBC Bancorp .................................................      3,700          235,875
Hamilton Bancorp, Inc. * ....................................      2,300           66,988
Interwest Bancorp, Inc. .....................................      4,200          158,550
Irwin Financial Corp. .......................................      3,900          163,313
National Commerce Bancorp ...................................     14,200          500,550
Sun Bancorp, Inc. * .........................................      1,300           42,575
Trustco Bank Corp. ..........................................     16,225          442,131
                                                                               ----------
                                                                                4,108,647
                                                                               ----------
BEVERAGES, FOOD & TOBACCO - 2.9%
American Italian Pasta Co. Class A * ........................      1,400           35,000
Beringer Wine Estates Holdings, Inc. (Series B) * ...........        800           30,400
Dekalb Genetics Corp. Class B ...............................     33,400        1,310,950
Kensey Nash Corp. * .........................................     20,900          347,463
                                                                               ----------
                                                                                1,723,813
                                                                               ----------
BUILDING MATERIALS - 0.1%
Rock of Ages Corp. * ........................................      3,000           46,500
                                                                               ----------

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
CHEMICALS - 2.2%
Bush Boake Allen, Inc. * ....................................      8,900      $   233,069
General Chemical Group, Inc. ................................      3,700           98,975
Georgia Gulf Corp. ..........................................      3,400          104,125
Minerals Technologies, Inc. .................................      6,200          281,713
OM Group, Inc. ..............................................      1,800           65,925
Tetra Technologies, Inc. * ..................................     16,700          351,744
The Geon Co. ................................................      7,500          175,313
                                                                               ----------
                                                                                1,310,864
                                                                               ----------
COMMERCIAL SERVICES - 2.2%
Comfort Systems USA, Inc. * .................................      5,700          112,575
Equity Corporation International  * .........................      5,400          124,875
Hospitality Worldwide Services, Inc. * ......................      1,800           23,625
ONSALE, Inc. * ..............................................      7,500          135,000
Pinkertons, Inc. * ..........................................      9,150          215,025
ProMedCo Management Co. * ...................................      4,700           47,588
Service Experts, Inc. * .....................................      8,500          243,313
Steiner Leisure Ltd. * ......................................      5,950          183,706
Wackenhut Corrections Corp. * ...............................      4,000          107,500
Youth Services International, Inc. * ........................      6,500          101,969
                                                                               ----------
                                                                                1,295,176
                                                                               ----------
COMMUNICATIONS - 2.8%
ANTEC Corp. * ...............................................      2,000           31,250
Aspect Telecommunications Corp. * ...........................     10,500          219,188
Excel Switching Corp. * .....................................      6,400          114,400
Glenayre Technologies, Inc. * ...............................     17,000          167,875
ICG Communications, Inc. * ..................................      2,700           73,575
MetroNet Communications Corp. Class B * .....................      2,100           36,488
Natural Microsystems Corp. * ................................      6,700          310,294
Omnipoint Corp. * ...........................................     12,100          281,325
Premiere Technologies, Inc. * ...............................     12,000          331,500
Proxim, Inc. * ..............................................      9,400          106,631
                                                                               ----------
                                                                                1,672,526
                                                                               ----------
COMPUTER SOFTWARE & PROCESSING - 5.3%
Aspect Development, Inc. * ..................................      2,200          114,400
Avid Technology, Inc. * .....................................      7,100          189,925
Cognicase, Inc. * ...........................................      1,200           14,550
Computer Horizons Corp. * ...................................      1,800           81,000
CSG Systems International, Inc. * ...........................      2,300           92,000
Edify Corp. * ...............................................     18,500          346,875
Hypercom Corp. * ............................................      7,100          100,288

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - continued
Intergrated Systems, Inc. * .................................      4,700      $    64,625
International Network Services * ............................     13,600          314,500
MAPICS, Inc. * ..............................................     11,400          123,975
Mathsoft, Inc. * ............................................      2,200            6,050
Metro Informaton Services, Inc. * ...........................      6,600          183,150
Metromail Corp. * ...........................................     14,900          266,338
Pinnacle Systems, Inc. * ....................................      9,000          219,375
Radiant Systems, Inc. * .....................................      4,600          131,100
Remedy Corp. * ..............................................      6,700          140,700
Sapient Corp. * .............................................      4,300          263,375
Security First Network Bank * ...............................      1,600           11,600
Transaction Systems Architects, Inc. Class A * ..............      9,400          357,200
Viasoft, Inc. * .............................................      1,900           80,275
Visigenic Software, Inc. * ..................................      9,000           50,906
                                                                               ----------
                                                                                3,152,207
                                                                               ----------
COMPUTERS & INFORMATION - 1.0%
Bell & Howell Co. * .........................................      1,800           43,538
HMT Technology Corp. * ......................................     17,300          224,900
Infocus Systems, Inc. * .....................................      5,800          176,175
Raster Graphics, Inc. * .....................................      7,700           34,890
Sandisk Corp. * .............................................      1,700           34,531
SCM Microsystems, Inc. * ....................................      3,700           88,800
                                                                               ----------
                                                                                  602,834
                                                                               ----------
CONSUMER SERVICES - 0.2%
Education Management Corp. * ................................      4,100          127,100
                                                                               ----------

ELECTRIC UTILITIES - 2.6%
Central Hudson Gas & Electric ...............................     15,000          658,125
Central Louisiana Electric, Inc. ............................     21,900          709,013
Otter Tail Power Co. ........................................      5,200          198,250
                                                                               ----------
                                                                                1,565,388
                                                                               ----------
ELECTRICAL EQUIPMENT - 2.2%
American Residential Services, Inc. .........................     16,100          251,563
Applied Power Inc. Class A ..................................      4,800          331,200
BOLDER Technologies Corp. * .................................      7,700           74,113
MagneTek, Inc. * ............................................     33,900          661,050
                                                                               ----------
                                                                                1,317,926
                                                                               ----------
ELECTRONICS - 3.3%
8X8, Inc. * .................................................     11,300          123,594
Alliance Semiconductor Corp. * ..............................     12,400           56,575
ATMI, Inc. * ................................................      3,700           89,725

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
ELECTRONICS - continued
Exar Corp. * ................................................      3,000      $    49,500
Galileo Technology Ltd. * ...................................      2,400           69,300
Input/Output, Inc. * ........................................     13,100          388,906
Integrated Device Technology, Inc. * ........................     27,300          257,644
Integrated Silicon Solution, Inc. * .........................     11,600           88,450
Itron, Inc. * ...............................................      6,400          115,200
Perceptron, Inc. * ..........................................      8,100          172,631
Quickturn Design Systems, Inc. * ............................     13,500          156,938
SDL Inc. * ..................................................     10,400          150,800
Sipex Corp. * ...............................................      3,800          114,950
WH Brady Co. Class A ........................................      4,100          127,100
                                                                               ----------
                                                                                1,961,313
                                                                               ----------
ENTERTAINMENT & LEISURE - 0.6%
Cinar Films, Inc. Class B * .................................      1,700           66,088
Imax Corp. * ................................................     11,900          261,800
N2K, Inc. * .................................................      1,000           14,625
Toymax International, Inc. * ................................      2,100           18,113
                                                                               ----------
                                                                                  360,626
                                                                               ----------
ENVIRONMENTAL CONTROLS - 0.5%
American Disposal Services, Inc. ............................      5,800          211,700
Sevenson Environmental Services, Inc. .......................      6,880           84,280
The Middleby Corp. * ........................................      2,400           18,750
                                                                               ----------
                                                                                  314,730
                                                                               ----------
FINANCIAL SERVICES - 1.7%
First Federal Financial Corp. * .............................      8,300          321,625
Hanover Capital Mortgage Holdings, Inc. .....................      2,500           41,250
Litchfield Financial Corp. ..................................     14,730          285,394
Ocwen Financial Corp. * .....................................      7,800          198,656
WFS Financial, Inc. * .......................................     14,400          162,000
                                                                               ----------
                                                                                1,008,925
                                                                               ----------
FOREST PRODUCTS & PAPER - 1.8%
American Pad & Paper Co. * ..................................     44,100          424,463
Caraustar Industries, Inc. ..................................     14,300          489,775
Universal Forest Products, Inc. .............................     12,700          173,038
                                                                               ----------
                                                                                1,087,276
                                                                               ----------
HEALTH CARE PROVIDERS - 2.1%
Alternative Living Services, Inc. * .........................      8,360          247,143
Paracelsus Healthcare Corp. * ...............................      9,100           30,713
Pediatrix Medical Group, Inc. * .............................      3,600          153,900
Renal Care Group, Inc. * ....................................      2,700           86,400


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - continued
Renal Treatment Centers, Inc. * .............................      2,700      $    97,538
Sierra Health Services, Inc. * ..............................     14,900          501,013
Summit Care Corp. * .........................................      2,300           37,663
Sunrise Assisted Living, Inc. * .............................      2,300           99,188
                                                                               ----------
                                                                                1,253,558
                                                                               ----------
HEAVY MACHINERY - 0.7%
IDEXX Corp. .................................................     12,050          420,244
                                                                               ----------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.6%
Aaron Rents Inc. Class B ....................................     17,600          341,000
Bush Industries Class A .....................................     23,300          605,800
D.R. Horton, Inc. ...........................................     93,400        1,622,825
Ladd Furniture, Inc. * ......................................      4,000           60,000
Royal Appliance Manufacturing Co. * .........................      5,500           36,438
Stanley Furniture Co., Inc. * ...............................      3,800          105,925
                                                                               ----------
                                                                                2,771,988
                                                                               ----------
INDUSTRIAL - DIVERSIFIED - 0.5%
ABC Rail Products Corp. * ...................................      4,100           82,000
Shaw Group, Inc. * ..........................................      9,500          218,500
                                                                               ----------
                                                                                  300,500
                                                                               ----------
INSURANCE - 4.5%
Capital RE Corp. ............................................     26,800        1,663,275
Nationwide Financial Services, Inc. Class A .................      4,800          173,400
Renaissancere Holdings Ltd. .................................     19,300          851,613
                                                                               ----------
                                                                                2,688,288
                                                                               ----------
LODGING - 0.4%
Candlewood Hotel Co., Inc. * ................................     15,500          135,625
Extended Stay America, Inc. * ...............................      6,600           82,088
                                                                               ----------
                                                                                  217,713
                                                                               ----------
MEDIA - BROADCASTING & PUBLISHING - 1.0%
Banta Corp. .................................................     11,900          321,300
Ditgital Generation Systems * ...............................      2,300            5,750
PRIMEDIA, Inc. * ............................................     14,400          181,800
SJW Corp. ...................................................      1,700          102,850
                                                                               ----------
                                                                                  611,700
                                                                               ----------
MEDICAL SUPPLIES - 4.6%
Aspen Technologies, Inc. * ..................................      8,600          294,550
AutoCyte, Inc * .............................................      5,700           40,613
Cardiac Pathways Corp. * ....................................      3,800           26,600



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------

MEDICAL SUPPLIES - continued
Closure Medical Corp. * .....................................      3,000      $    77,625
Computer Motion, Inc. * .....................................      3,600           37,800
Conceptus, Inc. * ...........................................      2,600           13,000
CONMED Corp. * ..............................................      4,400          115,500
Eclipse Surgical Tech, Inc. * ...............................     13,500           79,313
Endocardial Solutions, Inc. * ...............................      4,600           46,575
Focal, Inc. * ...............................................      1,900           20,188
Heartstream, Inc. * .........................................     13,200          141,075
Lifeline Systems, Inc. * ....................................      8,800          221,100
Mariner Health Group, Inc. * ................................     39,600          643,500
Novoste Corp. * .............................................      2,300           51,750
Physio-Control International Corp. * ........................      5,200           82,550
ResMed, Inc. * ..............................................      2,900           81,563
Sangstat Medical Corp. * ....................................     11,700          473,850
Sola International, Inc. * ..................................      7,300          237,250
Urologix, Inc. * ............................................      2,100           38,063
                                                                               ----------
                                                                                2,722,465
                                                                               ----------
MEDICAL & BIO-TECHNOLOGY - 0.4%
Arqule, Inc. * ..............................................      6,900          158,269
Tripos, Inc. * ..............................................      5,900           86,288
                                                                               ----------
                                                                                  244,557
                                                                               ----------
METALS - 5.3%
Amcast Industrial Corp. .....................................     15,600          357,825
Commercial Metals Co. .......................................     41,900        1,322,469
Mueller Industries * ........................................     13,500          796,500
Schnitzer Steel Industries, Inc. Class A ....................     15,800          445,363
Steel Technologies, Inc. ....................................     18,900          222,075
                                                                               ----------
                                                                                3,144,232
                                                                               ----------
OFFICE EQUIPMENT - 0.8%
CheckFree Corp. * ...........................................     10,800          291,600
P-Com, Inc. * ...............................................      9,800          169,050
                                                                               ----------
                                                                                  460,650
                                                                               ----------
OIL & GAS - 5.3%
Atmos Energy Corp. ..........................................     11,000          332,750
Bayard Drilling Technologies, Inc. * ........................      1,500           24,375
Hanover Compressor Co. * ....................................      6,900          141,019
IRI International Corp. * ...................................      3,000           42,000
Newfield Exploration Co. * ..................................     17,300          403,306
Ocean Energy, Inc. * ........................................      3,600          177,525
Patterson Energy, Inc. * ....................................      8,300          321,106



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
OIL & GAS - continued
Plains Resource, Inc. * .....................................     15,900      $   273,281
Seacor Holdings, Inc. * .....................................      8,600          518,150
Snyder Oil Corp. ............................................     14,100          257,325
Vintage Petroleum, Inc. .....................................      5,700          108,300
Wicor, Inc. .................................................     12,300          571,181
                                                                              -----------
                                                                                3,170,318
                                                                              -----------
PHARMACEUTICALS - 4.9%
Applied Analytical Industries, Inc. * .......................     12,800          211,200
COR Therapeutics, Inc. * ....................................      2,500           56,250
First Alliance Corp. * ......................................      6,250          114,844
Henry Schein, Inc. * ........................................      2,000           70,000
Hubco, Inc. .................................................     12,140          474,978
Human Genome Sciences, Inc. * ...............................     14,000          556,500
Hyseq, Inc. * ...............................................      1,300           12,513
Incyte Pharmaceuticals, Inc. * ..............................     12,300          553,500
Kos Pharmaceuticals, Inc. * .................................     10,900          168,269
Ligand Pharmaceuticals Class B * ............................      4,600           59,225
Medi-Ject Corp. * ...........................................     13,500           27,000
Millennium Pharmaceuticals, Inc. * ..........................      4,800           91,200
Synaptic Pharmaceutical Corp. * .............................      1,500           16,313
Ventana Medical Systems, Inc. * .............................     31,400          478,850
Vical, Inc. * ...............................................      3,700           44,400
                                                                              -----------
                                                                                2,935,042
                                                                              -----------
REAL ESTATE - 8.1%
American General Hospitality Corp. (REIT) ...................     12,300          329,025
American Residential Investment Trust, Inc. (REIT) ..........      2,600           30,875
Amresco, Inc. * .............................................      4,700          142,175
Arden Realty Group, Inc. (REIT) .............................     14,600          448,950
Brandywine Realty Trust (REIT) ..............................      5,300          133,163
Burnham Pacific Properties, Inc. (REIT) .....................     12,900          197,531
Developers Diversified Realty Corp. (REIT) ..................      6,100          233,325
Entertainment Properties Trust (REIT) .......................      6,200          120,125
Gables Residential Trust (REIT) .............................     19,500          538,688
IMH Commercial Holdings, Inc. (REIT) ........................      2,800           49,700
Innkeepers USA Trust (REIT) .................................      3,400           52,700
Manufactured Home Communities, Inc. (REIT) ..................      6,500          175,500
National Golf Properties, Inc. (REIT) .......................      5,100          167,344
Oasis Residential, Inc. (REIT) ..............................     16,500          368,156
Post Properties, Inc. (REIT) ................................     13,167          534,909
Price REIT, Inc. (REIT) .....................................      5,100          208,781



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
REAL ESTATE - continued
Sunstone Hotel Investors, Inc. (REIT) .......................      5,600      $    96,600
Tower Realty Trust, Inc. (REIT) .............................      5,000          123,125
TriNet Corporate Realty Trust, Inc. (REIT) ..................      8,000          309,500
Urban Shopping Centers, Inc. (REIT) .........................      4,000          139,500
Weeks Corp. (REIT) ..........................................     11,000          352,000
Westfield America, Inc. (REIT) ..............................      4,300           73,100
                                                                              -----------
                                                                                4,824,772
                                                                              -----------
RESTAURANTS - 1.2%
Applebee's International, Inc. ..............................      4,200           75,863
Friendly Ice Cream Corp. * ..................................      3,100           36,038
Papa John's International, Inc. * ...........................     12,300          428,963
Showbiz Pizza Time, Inc. * ..................................      6,700          154,100
                                                                              -----------
                                                                                  694,964
                                                                              -----------
RETAILERS - 4.7%
Central Garden & Pet Co. * ..................................      4,600          120,750
Charming Shoppes, Inc. * ....................................     17,900           83,906
CML Group, Inc. * ...........................................      9,300           30,806
Delia's, Inc. * .............................................      9,200          204,700
Garden Ridge Corp. * ........................................     39,600          564,300
Gymboree Corp. * ............................................     10,500          287,438
Lazare Kaplan International, Inc. * .........................      5,300           71,550
Let's Talk Cellular & Wireless, Inc. * ......................      3,000           30,750
One Price Clothing Stores, Inc. * ...........................     13,000           19,500
Pacific Sunwear of California * .............................      2,650           78,838
Party City Corp. * ..........................................     15,900          509,794
Penn Traffic Co. * ..........................................      6,200           51,150
ShopKo Stores, Inc. * .......................................      2,900           63,075
Sports Authority, Inc. (The) * ..............................      4,600           67,850
Urban Outfitters, Inc. * ....................................     33,500          611,375
                                                                              -----------
                                                                                2,795,782
                                                                              -----------
TELEPHONE SYSTEMS - 1.4%
American Communications Services, Inc. * ....................      8,900          114,031
Concentric Network Corp. * ..................................     13,400          118,925
Intermedia Communications, Inc. * ...........................      4,300          261,225
ITC DeltaCom, Inc. * ........................................      1,100           18,150
Mobile Telecommunications Technologies Corp. * ..............     13,600          299,200
NEXTLINK Communications, Inc. * .............................      1,500           31,969
                                                                              -----------
                                                                                  843,500
                                                                              -----------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
TEXTILES, CLOTHING & FABRICS - 0.8%
Ashworth, Inc. * ............................................     21,000      $   231,000
Collins & Aikman Corp. * ....................................     21,500          185,438
Tropical Sportswear International Corp. * ...................      2,900           29,000
Worldtex, Inc. * ............................................      5,700           45,244
                                                                              -----------
                                                                                  490,682
                                                                              -----------
TRANSPORTATION - 1.9%
Allied Holdings, Inc. * .....................................      9,800          187,425
American Freightways Corp. * ................................     14,900          147,138
Genesee & Wyoming Inc. Class A * ............................      9,400          219,725
Jevic Transportation, Inc. * ................................      1,500           24,188
Motor Cargo Industries, Inc. * ..............................      2,800           33,600
Werner Enterprises, Inc. ....................................     16,100          330,050
Willis Lease Finance Corp. * ................................     12,200          211,975
                                                                              -----------
                                                                                1,154,101
                                                                              -----------
WATER COMPANIES - 1.3%
E-Town Corp. ................................................     13,200          530,475
Southern California Water Co. ...............................     10,000          251,250
                                                                              -----------
                                                                                  781,725
                                                                              -----------
WHOLESALE - 0.0%
U.S.A. Floral Products, Inc. * ..............................      1,500           23,625
                                                                              -----------


TOTAL INVESTMENTS - 95.2%
(Cost $51,833,249)                                                             56,888,871

Other Assets and Liabilities (net) -  4.8%                                      2,868,197
                                                                              -----------

TOTAL NET ASSETS - 100.0%                                                     $59,757,068
                                                                              ===========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

REIT - Real Estate Investment Trust




                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                                  VALUE
   AMOUNT  DESCRIPTION                                                        COUPON       MATURITY                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

           DOMESTIC BONDS AND DEBT SECURITIES - 81.9%
           ASSET BACKED - 6.7%
  $150,000 Caterpillar Asset Financial Trust ..............................    6.300%      05/25/02              $   151,068
   300,000 Chase Credit Card Master Trust .................................    6.300%      08/15/00                  302,673
   100,000 First Omni Credit Card Master Trust ............................    6.650%      09/15/03                  102,000
    51,982 Nationsbank Auto Owner Trust ...................................    6.125%      07/15/99                   52,068
   175,000 Premier Auto Trust .............................................    6.150%      03/06/00                  175,404
   200,000 Premier Auto Trust .............................................    6.050%      04/06/00                  200,258
   100,000 Sears Credit Account Master Trust ..............................    6.500%      10/15/03                  100,801
    75,350 World Omni Automobile Securitization Trust .....................    6.300%      06/25/02                   75,541
    89,117 World Omni Lease Trust .........................................    5.950%      11/15/02                   89,247
                                                                                                                 -----------
                                                                                                                   1,249,060
                                                                                                                 -----------
           CORPORATE BONDS - 19.8%
    60,000 Banc One Corp. .................................................    7.625%      01/15/26                   65,699
   200,000 Canadian Imperial Bank .........................................    6.200%      08/01/00                  200,599
   125,000 Clear Channel Communications, Inc. .............................    7.250%      10/15/27                  127,511
   100,000 Columbia Gas System, Inc. ......................................    7.620%      11/28/25                  103,913
   250,000 Columbus Southern Power ........................................    6.850%      10/03/05                  254,581
   250,000 Eastman Chemical Co. ...........................................    6.375%      01/15/04                  250,420
   100,000 Eastman Chemical Co. ...........................................    7.250%      01/15/24                  104,482
   225,000 FBS Capital, Inc. ..............................................    8.090%      11/15/26                  244,798
   225,000 Fleet Capital Ltd. .............................................    7.920%      12/11/26                  238,860
   225,000 Ingersoll-Rand Co. .............................................    6.391%      11/15/27                  231,136
   300,000 National Fuel Gas ..............................................    6.214%      08/12/27                  305,532
    60,000 Nationsbank Corp. ..............................................    7.250%      10/15/25                   63,316
   100,000 NGC Corp. ......................................................    7.625%      10/15/26                  108,306
   250,000 Oil Purchase Co. (144A)@ .......................................    7.100%      04/30/02                  250,385
   200,000 PacifiCorp .....................................................    6.750%      07/15/04                  205,262
   250,000 Sears Roebuck Acceptance Corp. .................................    6.930%      11/15/02                  256,833
   200,000 Suntrust Banks, Inc. ...........................................    7.375%      07/01/02                  209,373
    40,000 Tele-Communications, Inc. ......................................    7.875%      02/15/26                   43,052
   100,000 U.S. Cellular Corp. ............................................    7.250%      08/15/07                  102,214
   200,000 Western Resources, Inc. ........................................    6.875%      08/01/04                  203,948
   100,000 Worldcom, Inc. .................................................    7.750%      04/01/27                  109,925
                                                                                                                 -----------
                                                                                                                   3,680,145
                                                                                                                 -----------
           MEDIUM TERM SECURITIES - 3.0%
   200,000 Ford Motor Credit Co. ..........................................    7.470%      07/29/99                  204,438
   200,000 General Motors Acceptance Corp. ................................    6.700%      06/24/99                  201,705
   150,000 Nationsbank Corp. ..............................................    5.750%      01/25/01                  148,693
                                                                                                                 -----------
                                                                                                                     554,836
                                                                                                                 -----------
           U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 27.4%
   325,000 Federal Home Loan Mortgage Corp. ...............................    6.500%      07/15/16                  321,953
   147,566 Federal Home Loan Mortgage Corp. ...............................    6.500%      09/15/23                  149,004
    72,651 Federal Home Loan Mortgage Corp. ...............................    8.500%      08/01/26                   75,989
   190,000 Federal National Mortgage Association Commitment (a) ...........    7.000%      01/01/27                  191,544
   150,000 Federal National Mortgage Association ..........................    6.500%      11/25/07                  151,624
   316,980 Federal National Mortgage Association ..........................    7.500%      05/01/12                  325,499
    65,867 Federal National Mortgage Association ..........................    7.500%      09/01/25                   67,452
   147,508 Federal National Mortgage Association ..........................    6.000%      02/01/26                  142,299
   184,119 Federal National Mortgage Association ..........................    6.500%      02/01/26                  181,932
   219,076 Federal National Mortgage Association ..........................    7.000%      07/01/26                  220,856
    87,381 Federal National Mortgage Association ..........................    8.500%      12/01/26                   91,340
   108,406 Federal National Mortgage Association ..........................    7.500%      06/01/27                  111,014


                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                                  VALUE
   AMOUNT  DESCRIPTION                                                        COUPON       MATURITY                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------


           U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
  $268,623 Federal National Mortgage Association ..........................    8.500%      07/01/27              $   280,794
   224,120 Federal National Mortgage Association ..........................    7.000%      08/01/27                  225,941
    78,411 Federal National Mortgage Association ..........................    7.500%      08/01/27                   80,298
   201,890 Federal National Mortgage Association ..........................    8.500%      08/01/27                  211,038
    90,387 Federal National Mortgage Association ..........................    8.000%      09/01/27                   93,663
   446,152 Federal National Mortgage Association ..........................    8.000%      09/01/27                  462,325
   541,035 Federal National Mortgage Association ..........................    7.500%      11/01/27                  554,053
    66,182 Government National Mortgage Association .......................    9.000%      09/15/16                   70,856
    88,429 Government National Mortgage Association .......................    9.000%      06/15/17                   94,674
   208,166 Government National Mortgage Association .......................    8.000%      03/15/22                  216,103
   223,303 Government National Mortgage Association .......................    7.000%      04/15/24                  225,257
   172,593 Government National Mortgage Association .......................    7.500%      03/15/26                  176,962
   194,019 Government National Mortgage Association .......................    7.000%      04/15/26                  195,717
    96,910 Government National Mortgage Association .......................    7.500%      08/15/26                   99,363
    97,555 Government National Mortgage Association .......................    7.500%      02/15/27                  100,025
                                                                                                                 -----------
                                                                                                                   5,117,575
                                                                                                                 -----------
           CORPORATE MORTGAGE BACKED SECURITIES - 2.5%
   200,000 Green Tree Financial Corp. .....................................    6.270%      09/15/12                  201,028
   129,416 Morgan Stanley Capital, Inc. (144A) @ ..........................    6.700%      10/03/30                  130,771
   129,310 Mortgage Capital Funding, Inc. .................................    6.525%      01/20/07                  130,018
                                                                                                                 -----------
                                                                                                                     461,817
                                                                                                                 -----------
           U.S. TREASURY SECURITIES - 22.5%
 1,105,000 U.S. Treasury Bond .............................................    6.750%      08/15/26                1,216,881
   190,000 U.S. Treasury Bond .............................................    6.500%      11/15/26                  202,884
   210,000 U.S. Treasury Note .............................................    6.375%      09/30/01                  214,463
   410,000 U.S. Treasury Note .............................................    6.250%      02/15/03                  419,481
 1,907,000 U.S. Treasury Note .............................................    5.750%      08/15/03                1,909,384
    80,000 U.S. Treasury Note .............................................    5.875%      11/15/05                   80,450
   150,000 U.S. Treasury Note .............................................    6.250%      03/31/99                  151,125
                                                                                                                 -----------
                                                                                                                   4,194,668
                                                                                                                 -----------

           Total Domestic Bonds and Debt Securities (Cost $14,964,918)                                            15,258,101
                                                                                                                 -----------

           FOREIGN BONDS AND DEBT SECURITIES - 5.7%
           CANADA - 3.3%
    50,000 Gulf Canada Resources, Ltd. (Yankee) ...........................    8.250%      03/15/17                   54,529
   100,000 Hydro-Quebec (Yankee) ..........................................    9.500%      11/15/30                  133,496
   200,000 Laidlaw, Inc. (Yankee) .........................................    6.720%      10/01/27                  204,558
   200,000 Quebec Province (Series NJ) (Yankee) ...........................    7.500%      07/15/23                  216,148
                                                                                                                 -----------
                                                                                                                     608,731
                                                                                                                 -----------
           CHILE - 1.3%
   250,000 Celulosa Arauco (Yankee) .......................................    6.950%      09/15/05                  249,965
                                                                                                                 -----------

           GREAT BRITAIN - 0.6%
   100,000 Midland Bank Plc (Yankee) ......................................    7.625%      06/15/06                  107,437
                                                                                                                 -----------

           ITALY - 0.3%
    50,000 Republic of Italy (Global Bond) (U.S.$) ........................    6.875%      09/27/23                   51,874
                                                                                                                 -----------


                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                                  VALUE
   AMOUNT  DESCRIPTION                                                        COUPON       MATURITY                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

           MEXICO - 0.2%
   $35,000 Mexican United States (Global Bond) (U.S.$) ....................   11.500%      05/15/26              $    41,563
                                                                                                                 -----------


           Total Foreign Bonds and Debt Securities (Cost $1,007,763)                                               1,059,570
                                                                                                                 -----------

           TOTAL INVESTMENTS - 87.6%
           (Cost $15,972,681)                                                                                     16,317,671

           Other Assets and Liabilities (net) -  12.4%                                                             2,309,795
                                                                                                                 -----------

           TOTAL NET ASSETS - 100.0%                                                                             $18,627,466
                                                                                                                 ===========


           Portfolio Footnotes:

           @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

           (a) Security purchased on a delayed delivery or when-issued basis. (See note 1 to financial statements)

           Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.



                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

COMMON STOCKS - 97.6%
AEROSPACE & DEFENSE - 3.0%
AlliedSignal, Inc. ..................................   49,500        $  1,927,406
Boeing Co. ..........................................    9,000             440,438
Coltec Industries, Inc. * ...........................   38,400             890,400
                                                                      ------------
                                                                         3,258,244
                                                                      ------------
AUTOMOTIVE - 1.9%
Goodyear Tire & Rubber Co. ..........................   31,100           1,978,738
                                                                      ------------

BANKING - 7.3%
Chase Manhattan Corp. ...............................    9,000             985,500
First Union Corp. ...................................   43,700           2,239,625
Fleet Financial Group, Inc. .........................   14,400           1,079,100
Nationsbank Corp. ...................................   25,601           1,556,861
Southtrust Corp. ....................................    7,800             494,813
Washington Mutual, Inc. .............................   24,340           1,553,196
                                                                      ------------
                                                                         7,909,095
                                                                      ------------
BEVERAGES, FOOD & TOBACCO - 7.1%
Anheuser-Busch Companies, Inc. ......................   60,000           2,640,000
Pepsico, Inc. .......................................   35,600           1,297,175
Philip Morris Companies, Inc. .......................   44,700           2,025,462
Ralston-Ralston Purina Group ........................   17,000           1,579,938
Unilever N.V. (N.Y. Shares) .........................      800              49,950
                                                                      ------------
                                                                         7,592,525
                                                                      ------------
CHEMICALS - 1.3%
Albemarle Corp. .....................................   14,000             334,250
Dow Chemical Co. ....................................   10,000           1,015,000
                                                                      ------------
                                                                         1,349,250
                                                                      ------------
COMMERCIAL SERVICES - 1.6%
Waste Management, Inc. ..............................   60,700           1,669,250
                                                                      ------------

COMMUNICATIONS - 5.1%
MCI Communications Corp. ............................   66,900           2,864,156
Tele-Communications, Inc. * .........................   91,102           2,579,325
                                                                      ------------
                                                                         5,443,481
                                                                      ------------
COMPUTER SOFTWARE & PROCESSING - 2.9%
Autodesk, Inc. ......................................   12,400             458,800
Cisco Systems, Inc. * ...............................   14,200             791,650
First Data Corp. ....................................   61,700           1,804,725
                                                                      ------------
                                                                         3,055,175
                                                                      ------------

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

COMPUTERS & INFORMATION - 6.3%
EMC Corp. * .........................................   78,700        $  2,159,331
International Business Machines Corp. ...............   21,500           2,248,094
Quantum Corp. * .....................................   50,900           1,021,181
Sun Microsystems, Inc. * ............................   33,500           1,335,813
                                                                      ------------
                                                                         6,764,419
                                                                      ------------
CONGLOMERATES - 0.9%
American Express Credit Corp. .......................   11,300           1,008,525
                                                                      ------------

ELECTRIC UTILITIES - 1.9%
Dominion Resources, Inc. ............................   21,400             910,838
New England Electric System .........................   14,100             602,775
Northern States Power Co. ...........................    9,700             565,025
                                                                      ------------
                                                                         2,078,638
                                                                      ------------
ELECTRICAL EQUIPMENT - 1.0%
Emerson Electric Co. ................................   18,700           1,055,381
                                                                      ------------

ELECTRONICS - 2.9%
Input/Output, Inc. * ................................   58,500           1,736,719
Motorola, Inc. ......................................   12,400             707,575
Perkin-Elmer Corp. ..................................    9,200             653,775
                                                                      ------------
                                                                         3,098,069
                                                                      ------------
ENTERTAINMENT & LEISURE - 0.9%
International Game Technology .......................   39,900           1,007,475
                                                                      ------------

FINANCIAL SERVICES - 3.3%
Financial Security Assurance Holdings, Ltd. .........   20,000             965,000
Morgan Stanley, Dean Witter, Discover & Co. .........   22,200           1,312,575
Providian Financial Corp. ...........................   27,600           1,247,175
                                                                      ------------
                                                                         3,524,750
                                                                      ------------
HEALTH CARE PROVIDERS - 3.0%
Humana, Inc. * ......................................   37,200             771,900
United Healthcare Corp. .............................   49,300           2,449,594
                                                                      ------------
                                                                         3,221,494
                                                                      ------------
HEAVY MACHINERY - 2.4%
Cooper Industries, Inc. .............................   51,800           2,538,200
                                                                      ------------

HOUSEHOLD PRODUCTS - 2.1%
Procter & Gamble Co. ................................   28,500           2,274,656
                                                                      ------------

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------


INDUSTRIAL - DIVERSIFIED - 4.4%
ITT Corp. * .........................................    8,000        $    663,000
Temple Inland, Inc. .................................   26,200           1,370,588
Tenneco, Inc. .......................................   31,600           1,248,200
Tyco International Ltd. .............................   30,684           1,382,698
                                                                      ------------
                                                                         4,664,486
                                                                      ------------
INSURANCE - 2.0%
Marsh & McLennan Cos., Inc. .........................   28,900           2,154,856
                                                                      ------------

MEDIA - BROADCASTING & PUBLISHING - 1.8%
Time Warner, Inc. ...................................   10,100             626,200
U.S. West Media Group * .............................   43,200           1,247,400
                                                                      ------------
                                                                         1,873,600
                                                                      ------------
METALS - 0.4%
Allegheny Teledyne, Inc. ............................   16,400             424,350
                                                                      ------------

OFFICE EQUIPMENT - 0.6%
Bay Networks, Inc. * ................................   27,100             692,744
                                                                      ------------

OIL & GAS - 9.9%
Atlantic Richfield Co. ..............................   12,700           1,017,588
British Petroleum Co. Plc (ADR) .....................       46               3,666
Enron Corp. .........................................   32,200           1,338,313
Exxon Corp. .........................................   25,200           1,541,925
Mobil Corp. .........................................   29,000           2,093,438
Occidental Petroleum Corp. ..........................   36,000           1,055,250
Tosco Corp. .........................................   92,300           3,490,094
                                                                      ------------
                                                                        10,540,274
                                                                      ------------
PHARMACEUTICALS - 8.0%
Alza Corp. * ........................................   20,300             645,794
Crescendo Pharmaceuticals Corp. * ...................    1,115              12,892
Merck & Co., Inc. ...................................   28,200           2,996,250
Pfizer, Inc. ........................................   29,400           2,192,138
Warner Lambert Co. ..................................   22,100           2,742,999
                                                                      ------------
                                                                         8,590,073
                                                                      ------------
REAL ESTATE - 3.0%
Simon Debartolo Group, Inc. (REIT) ..................   32,200           1,052,538
Starwood Hotels & Resorts Trust (REIT) ..............   36,700           2,124,013
                                                                      ------------
                                                                         3,176,551
                                                                      ------------

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

RETAILERS - 3.4%
Circuit City Stores, Inc. ...........................   24,500        $    871,281
Federated Department Stores, Inc. * .................   21,100             908,619
Toys "R" Us, Inc. * .................................   58,700           1,845,381
                                                                      ------------
                                                                         3,625,281
                                                                      ------------
TELEPHONE SYSTEMS - 3.8%
GTE Corp. ...........................................   43,000           2,246,750
Sprint Corp. ........................................   30,600           1,793,925
                                                                      ------------
                                                                         4,040,675
                                                                      ------------
TEXTILES, CLOTHING & FABRICS - 2.9%
Collins & Aikman Corp. * ............................   69,800             602,025
Fruit of the Loom, Inc. * ...........................   60,900           1,560,563
WestPoint Stevens, Inc. * ...........................   18,800             888,300
                                                                      ------------
                                                                         3,050,888
                                                                      ------------
TRANSPORTATION - 2.5%
Union Pacific Corp. .................................   31,100           1,941,806
Wisconsin Central Transport Corp. * .................   32,500             759,688
                                                                      ------------
                                                                         2,701,494
                                                                      ------------

TOTAL INVESTMENTS - 97.6%
(Cost $98,564,630)                                                     104,362,637

Other Assets and Liabilities (net) -  2.4%                               2,568,238
                                                                      ------------

TOTAL NET ASSETS - 100.0%                                             $106,930,875
                                                                      ============

Portfolio Footnotes:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust



                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

COMMON STOCKS - 99.2%
AEROSPACE & DEFENSE - 2.5%
AlliedSignal, Inc. ...........................................  6,800      $    264,775
Boeing Co. ...................................................  9,000           440,408
Coltec Industries, Inc. * ....................................    600            13,913
General Motors Corp. Class H .................................    600            22,163
Raytheon Co. Class A .........................................    638            31,480
Raytheon Co. Class B .........................................    300            15,150
Sundstrand Corp. .............................................    100             5,038
                                                                             ----------
                                                                                792,927
                                                                             ----------
AIRLINES - 0.1%
Southwest Airlines, Inc. .....................................  1,100            27,088
                                                                             ----------

AUTOMOTIVE - 1.9%
Chrysler Corp. ...............................................  8,700           306,131
Cooper Tire & Rubber Co. .....................................  1,000            24,375
Eaton Corp. ..................................................    400            35,700
Echlin, Inc. .................................................    800            28,950
Ford Motor Co. ...............................................    100             4,869
Genuine Parts Co. ............................................  2,000            67,875
Goodyear Tire & Rubber Co. ...................................  2,100           133,613
                                                                             ----------
                                                                                601,513
                                                                             ----------
BANKING - 8.3%
Associated Banc-Corp. ........................................    200            11,025
Associates First Capital Corp. ...............................    300            21,338
Banc One Corp. ...............................................  2,800           152,075
BankAmerica Corp. ............................................  3,500           255,500
BankBoston Corp. .............................................    700            65,756
Bankers Trust New York Corp. .................................    500            56,219
Barnett Banks, Inc. ..........................................    200            14,375
Beneficial Corp. .............................................    300            24,938
Chase Manhattan Corp. ........................................  2,200           240,900
Citicorp .....................................................  2,300           290,806
Colonial Bancgroup, Inc. .....................................    200             6,888
Compass Bancshares, Inc. .....................................    300            13,125
Crestar Financial Corp. ......................................    600            34,200
Dime Bancorp, Inc. ...........................................    600            18,150
First American Corp. .........................................    400            19,900
First Chicago NBD Corp. ......................................  1,700           141,950
First Commerce Corp. .........................................    400            26,900
First Hawaiian, Inc. .........................................    100             3,975

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

BANKING - continued
First of America Bank Corp. ..................................    100      $      7,713
First Tennessee National Corp. ...............................    200            13,350
First Union Corp. ............................................  4,900           251,125
Fleet Financial Group, Inc. ..................................  1,400           104,913
Golden West Financial Corp. ..................................    300            29,344
Greenpoint Financial Corp. ...................................    200            14,513
H.F. Ahmanson & Co. ..........................................    500            33,469
MBNA Corp. ...................................................  2,600            71,013
Mercantile Bancorp., Inc. ....................................    600            36,900
National Commerce Bancorp. ...................................    300            10,575
Nationsbank Corp. ............................................  4,601           279,798
North Fork Bancorp., Inc. ....................................    400            13,425
Pacific Century Financial Corp. ..............................    400             9,900
Republic New York Corp. ......................................    300            34,256
Southtrust Corp. .............................................    500            31,719
Sovereign Bancorp, Inc. ......................................    400             8,300
Star Banc Corp. ..............................................    400            22,950
TCF Financial Corp. ..........................................    500            16,969
Valley National Bancorp ......................................    200             7,863
Washington Federal, Inc. .....................................    200             6,294
Washington Mutual, Inc. ......................................  1,400            89,338
Wells Fargo & Co. ............................................    400           135,775
Westamerica Bancorp ..........................................    100            10,225
                                                                             ----------
                                                                              2,637,747
                                                                             ----------
BEVERAGES, FOOD & TOBACCO - 7.4%
Anheuser-Busch Companies, Inc. ...............................  3,000           132,000
Coca-Cola Co. ................................................  5,900           393,088
CPC International, Inc. ......................................    800            86,200
General Mills Co. ............................................    900            64,463
Heinz (H.J.), Co. ............................................    100             5,081
Hershey Foods Corp. ..........................................    200            12,388
Kellogg Co. ..................................................  2,500           124,063
Nabisco Holdings Corp. Class A ...............................    300            14,531
Pepsico, Inc. ................................................  9,000           327,938
Philip Morris Companies, Inc. ................................ 15,100           684,219
Ralston-Ralston Purina Group .................................    700            65,056
Sara Lee Corp. ...............................................  2,300           129,519
Seagrams Co., Ltd. ...........................................  2,000            64,625
Unilever N.V. (N.Y. Shares) ..................................  4,000           249,750
                                                                             ----------
                                                                              2,352,921
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

BUILDING MATERIALS - 0.1%
Owens Corning ................................................    800      $     27,300
                                                                             ----------

CHEMICALS - 2.7%
Albemarle Corp. ..............................................    300             7,163
Crompton & Knowles Corp. .....................................    400            10,600
Cytec Industries, Inc. * .....................................    300            14,081
Dow Chemical Co. .............................................  1,300           131,950
Du Pont (E.I.) De Nemours and Co. ............................  6,100           366,381
Georgia Gulf Corp. ...........................................    200             6,125
International Flavors & Fragrances, Inc. .....................    600            30,900
Lyondell Petro Chemical Co. ..................................    400            10,600
Monsanto Co. .................................................  3,200           134,400
PPG Industries, Inc. .........................................    700            39,988
Praxair, Inc. ................................................    800            36,000
Rohm & Haas Co. ..............................................    300            28,725
Solutia, Inc. ................................................    700            18,681
Union Carbide Corp. ..........................................    700            30,056
                                                                             ----------
                                                                                865,650
                                                                             ----------
COMMERCIAL SERVICES - 0.8%
Service Corp. International ..................................  2,600            96,038
Waste Management, Inc. .......................................  5,500           151,250
                                                                             ----------
                                                                                247,288
                                                                             ----------
COMMUNICATIONS - 2.4%
360 Communications Co. * .....................................    900            18,169
Lucent Technologies, Inc. ....................................  4,100           327,488
MCI Communications Corp. .....................................  6,100           261,156
Tele-Communications, Inc. (Series A) * .......................  4,800           134,100
Tele-Communications, Inc. * ..................................  1,700            48,131
                                                                             ----------
                                                                                789,044
                                                                             ----------
COMPUTER SOFTWARE & PROCESSING - 3.0%
Autodesk, Inc. ...............................................    200             7,400
Cabletron Systems, Inc. * ....................................  1,000            15,000
Cisco Systems, Inc.* .........................................  6,800           379,100
Computer Associates International, Inc. ......................    500            26,438
First Data Corp. .............................................  2,800            81,900
Microsoft Corp * .............................................  2,500           323,125
Oracle Corp. * ...............................................  6,500           145,031
                                                                             ----------
                                                                                977,994
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

COMPUTERS & INFORMATION - 4.2%
Compaq Computer Corp. ........................................  5,100      $    287,831
Dell Computer Corp. * ........................................  2,100           176,400
EMC Corp. * ..................................................  3,300            90,544
International Business Machines Corp. ........................  6,500           679,656
Quantum Corp. * ..............................................    900            18,056
Sun Microsystems, Inc. * .....................................  2,500            99,688
                                                                             ----------
                                                                              1,352,175
                                                                             ----------
CONGLOMERATES - 0.7%
American Express Credit Corp. ................................  2,400           214,200
                                                                             ----------

COSMETICS & PERSONAL CARE - 1.3%
Avon Products, Inc. ..........................................    800            49,100
Colgate-Palmolive Co. ........................................    100             7,350
Gillette Co. .................................................  3,500           351,531
                                                                             ----------
                                                                                407,981
                                                                             ----------
ELECTRIC UTILITIES - 2.7%
Baltimore Gas and Electric Co. ...............................    800            27,250
Central & South West Corp. ...................................  1,100            29,769
Cinergy Corp. ................................................  1,000            38,313
CMS Energy Corp. .............................................    600            26,438
Dominion Resources, Inc. .....................................  1,200            51,075
DTE Energy Co. ...............................................    300            10,406
Duke Energy Corp. ............................................  2,400           132,900
Edison International .........................................    300             8,156
Entergy Corp. ................................................  1,600            47,900
GPU, Inc. ....................................................    600            25,275
Houston Industries, Inc. .....................................  1,800            48,038
Illinova Corp. ...............................................    500            13,469
New England Electric System ..................................    400            17,100
NIPSCO Industries, Inc. ......................................    300            14,831
Northeast Utilities * ........................................    700             8,269
Northern States Power Co. ....................................    600            34,950
Potomac Electric Power Co. ...................................    800            20,650
Southern Co. .................................................  4,600           119,025
TECO Energy, Inc. ............................................    800            22,500
Texas Utilities Co. ..........................................  1,600            66,500
Unicom Corp. .................................................  1,400            43,050
Union Electric Co. ...........................................    700            30,275
Western Resources, Inc. ......................................    400            17,200
Wisconsin Energy Corp. .......................................    700            20,125
                                                                             ----------
                                                                                873,464
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.1%
Applied Materials, Inc. * ....................................  2,400      $     72,300
Emerson Electric Co. .........................................  3,300           186,244
General Electric Co. .........................................  9,300           682,388
General Semiconductor, Inc * .................................    200             2,313
Grainger (W.W.), Inc. ........................................    400            38,875
Symbol Technologies, Inc. ....................................    500            18,875
                                                                             ----------
                                                                              1,000,995
                                                                             ----------
ELECTRONICS - 4.1%
Anixter International, Inc. * ................................    300             4,950
CommScope, Inc. * ............................................    200             2,688
General Signal ...............................................    400            16,875
Input/Output, Inc. * .........................................    200             5,938
Intel Corp. .................................................. 10,900           765,725
Motorola, Inc. ...............................................  4,000           228,250
National Semiconductor Corp. * ...............................  1,100            28,531
NextLevel Systems, Inc.* .....................................    400             7,150
Perkin-Elmer Corp. ...........................................    600            42,638
Rockwell International Corp. .................................  1,700            88,825
Sensormatic Electronics Corp. * ..............................    400             6,575
Texas Instruments, Inc. ......................................  2,600           117,000
Xilinx, Inc. * ...............................................    500            17,531
                                                                             ----------
                                                                              1,332,676
                                                                             ----------
ENTERTAINMENT & LEISURE - 1.7%
Circus Circus Enterprises, Inc. * ............................    900            18,450
Harrah's Entertainment, Inc. * ...............................    800            15,100
Hasbro, Inc. .................................................  2,100            66,150
International Game Technology ................................  1,200            30,300
Mattel, Inc. .................................................  3,600           134,100
MGM Grand, Inc. * ............................................    600            21,638
Mirage Resorts, Inc. * .......................................  1,700            38,675
Viacom Inc. Class B * ........................................  3,600           149,175
Walt Disney Co. ..............................................    600            59,438
                                                                             ----------
                                                                                533,026
                                                                             ----------
FINANCIAL SERVICES - 3.2%
American General Corp. .......................................  1,700            91,906
A.G. Edwards, Inc. ...........................................    500            19,875
Bear Stearns Companies, Inc. .................................    600            28,500
Capital One Financial Corp. ..................................    300            16,256
Charter One Financial, Inc. ..................................    300            18,938
ContiFinancial Corp. * .......................................    200             5,038

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

FINANCIAL SERVICES - continued
Federal Home Loan Mortgage Corp. .............................  3,600      $    150,975
Federal National Mortgage Association ........................  5,600           319,550
Financial Security Assurance Holdings, Ltd. ..................    200             9,650
Finova Group, Inc ............................................    300            14,906
Green Tree Financial Corp. ...................................    700            18,331
Household International, Inc. ................................    500            63,781
Lehman Brothers Holdings, Inc. ...............................    600            30,600
Money Store, Inc. (The) ......................................    300             6,309
Morgan Stanley, Dean Witter, Discover & Co. ..................  3,000           177,375
Ocwen Financial Corp. * ......................................    300             7,631
Provident Financial Group, Inc. ..............................    200             9,700
Providian Financial Corp. ....................................    900            40,669
                                                                             ----------
                                                                              1,029,990
                                                                             ----------
FOOD RETAILERS - 0.7%
Kroger Co. * .................................................  2,800           103,425
Safeway, Inc. * ..............................................  2,100           132,825
                                                                             ----------
                                                                                236,250
                                                                             ----------
FOREST PRODUCTS & PAPER - 0.8%
Boise Cascade Corp. ..........................................    700            21,175
Bowater, Inc. ................................................    500            22,219
Champion International Corp ..................................    800            36,250
Corporate Express, Inc. * ....................................  1,600            20,600
Georgia-Pacific Corp. (Timber Group) * .......................    600            13,613
Georgia-Pacific Corp. ........................................    600            36,450
Louisiana Pacific Corp. ......................................    300             5,700
Mead Corp. ...................................................  1,400            39,200
Stone Container Corp. * ......................................    700             7,306
Weyerhauser Co. ..............................................  1,100            53,969
                                                                             ----------
                                                                                256,482
                                                                             ----------
HEALTH CARE PROVIDERS - 1.6%
Columbia/HCA Healthcare Corp. ................................  7,100           210,338
Health Care & Retirement Corp. * .............................    500            20,125
Humana, Inc. * ...............................................  3,100            64,325
Tenet Healthcare Corp. * .....................................  3,700           122,563
United Healthcare Corp. ......................................  2,300           114,281
                                                                             ----------
                                                                                531,632
                                                                             ----------
HEAVY CONSTRUCTION - 0.0%
Foster Wheeler Corp. .........................................    300             8,119
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

HEAVY MACHINERY - 0.7%
Caterpiller Tractor, Inc. ....................................  2,800      $    135,975
Cooper Industries, Inc. ......................................  1,000            49,000
Cummins Engine Co., Inc. .....................................    300            17,719
Harnischfeger Industries, Inc. ...............................    400            14,125
Smith International, Inc. * ..................................    300            18,413
                                                                             ----------
                                                                                235,232
                                                                             ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Black & Decker Corp. .........................................  1,200            46,875
Leggett & Platt, Inc. ........................................  1,200            50,250
Whirlpool Corp. ..............................................  1,000            55,000
                                                                             ----------
                                                                                152,125
                                                                             ----------
HOUSEHOLD PRODUCTS - 2.1%
Procter & Gamble Co. .........................................  8,000           638,500
Rubbermaid, Inc. .............................................  1,900            47,500
                                                                             ----------
                                                                                686,000
                                                                             ----------
INDUSTRIAL - DIVERSIFIED - 3.0%
Aeroquip-Vickers, Inc. .......................................    200             9,813
Baker Hughes, Inc. ...........................................  1,200            52,350
Eastman Kodak Co. ............................................  4,400           267,575
Fluor Corp. ..................................................    600            22,425
ITT Corp. * ..................................................  1,200            99,450
ITT Industries, Inc. .........................................  1,400            43,925
Johnson Controls, Inc. .......................................  1,000            47,750
Temple Inland, Inc. ..........................................    700            36,619
Tenneco, Inc. ................................................  2,100            82,950
Tyco International Ltd. ......................................  6,800           306,425
                                                                             ----------
                                                                                969,282
                                                                             ----------
INSURANCE - 5.0%
Aetna, Inc. ..................................................  1,700           119,956
Ambac Financial Group, Inc ...................................    500            23,000
American International Group .................................  5,100           554,625
Cigna Corp. ..................................................    500            86,531
Fremont General Corp. ........................................    200            10,950
General RE Corp. .............................................    100            21,200
Hartford Financial Services Group, Inc. ......................    900            84,206
Marsh & McLennan Cos., Inc. ..................................  1,200            89,475
MBIA, Inc. ...................................................    800            53,450
Ohio Casualty Corp. ..........................................    200             8,925
PMI Group, Inc. (The) ........................................    300            21,694
Safeco Corp. .................................................  1,000            48,750

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

INSURANCE - continued
St. Paul Cos. ................................................    600      $     49,238
Transamerica Corp. ...........................................    400            42,600
Travelers Group, Inc. ........................................  5,900           317,863
Travelers Property Casualty Corp. Class A ....................    400            17,600
Unum Corp. ...................................................  1,000            54,375
                                                                             ----------
                                                                              1,604,438
                                                                             ----------
LODGING - 0.2%
Extended Stay America, Inc. * ................................    700             8,706
Hilton Hotels Corp. ..........................................  2,400            71,400
                                                                             ----------
                                                                                 80,106
                                                                             ----------
MEDIA - BROADCASTING & PUBLISHING - 1.7%
R.R. Donnelley & Sons Co. ....................................  1,500            55,875
Time Warner, Inc. ............................................  5,300           328,600
U.S. West Media Group * ......................................  6,200           179,025
                                                                             ----------
                                                                                563,500
                                                                             ----------
MEDICAL SUPPLIES - 0.6%
Bard (C.R.), Inc. ............................................    500            15,656
Bausch & Lomb, Inc. ..........................................    700            27,738
Boston Scientific Corp. * ....................................  2,400           110,100
Forest Laboratories Inc. * ...................................    800            39,450
                                                                             ----------
                                                                                192,944
                                                                             ----------
METALS - 0.8%
Alcan Aluminum Ltd. ..........................................  1,500            41,438
Allegheny Teledyne, Inc. .....................................  1,200            31,050
Aluminum Company of America ..................................  1,400            98,525
Freeport-McMoran Copper & Gold, Inc. .........................  1,400            21,438
Oregon Metallurgical Corp. * .................................    300            10,013
Phelps Dodge Corp. ...........................................    500            31,125
Reynolds Metals Co. ..........................................    600            36,000
                                                                             ----------
                                                                                269,589
                                                                             ----------
MINING - 0.1%
Inco, Ltd. ...................................................  1,200            20,400
                                                                             ----------

OFFICE EQUIPMENT - 1.2%
Bay Networks, Inc. * .........................................  1,400            35,788
Harris Corp., Inc. ...........................................  1,000            45,875
Ryder System .................................................    500            16,375
Xerox Corp. ..................................................  4,000           295,250
                                                                             ----------
                                                                                393,288
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

OIL & GAS - 8.8%
Anadarko Petroleum Corp. .....................................    400      $     24,275
Ashland, Inc. ................................................    600            32,213
Atlantic Richfield Co. .......................................  2,200           176,275
Chevron Corp. ................................................  2,600           200,200
Consolidated Natural Gas Co. .................................    600            36,300
Cooper Cameron Corp. * .......................................    400            24,400
Diamond Offshore Drilling, Inc. ..............................    600            28,875
El Paso Natural Gas Co. ......................................    400            26,600
Enron Corp. ..................................................  2,400            99,750
ENSCO International, Inc .....................................    200             6,700
Exxon Corp. .................................................. 13,300           813,794
Falcon Drilling Co., Inc. * ..................................    500            17,531
Halliburton Co. ..............................................  1,600            83,100
Mobil Corp. ..................................................  5,000           360,938
Noble Drilling Corp. * .......................................    900            27,563
Occidental Petroleum Corp. ...................................  1,300            38,106
Royal Dutch Petroleum Co. (N.Y. Shares) ......................  6,500           352,219
Schlumberger Ltd. ............................................  2,900           233,450
Texaco, Inc. .................................................  3,200           174,000
Tosco Corp. ..................................................  1,100            41,594
Ultramar Diamond Shamrock Corp. ..............................    300             9,563
Valero Energy Corp. ..........................................    400            12,575
                                                                             ----------
                                                                              2,820,021
                                                                             ----------
PHARMACEUTICALS - 8.4%
Alza Corp.* ..................................................    800            25,450
American Home Products Corp. .................................  3,200           244,800
Bristol-Myers Squibb Co. .....................................  7,600           719,150
Chiron Corp. * ...............................................  1,100            18,734
Johnson & Johnson ............................................  2,700           177,863
Merck & Co., Inc. ............................................  7,400           786,250
Pfizer, Inc. .................................................  1,500           111,844
Schering-Plough Corp. ........................................  3,400           211,225
Warner Lambert Co. ...........................................  3,200           396,800
Watson Pharmaceutical, Inc. * ................................  1,000            32,438
                                                                             ----------
                                                                              2,724,554
                                                                             ----------
RESTAURANTS - 1.0%
McDonald's Corp. .............................................  7,000           334,250
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

RETAILERS - 4.5%
Albertson's, Inc. ............................................    400      $     18,950
American Stores Co. ..........................................  2,200            45,238
AutoZone, Inc. * .............................................  1,300            37,700
Best Buy Co., Inc. * .........................................    400            14,750
Circuit City Stores, Inc. ....................................    800            28,450
Dayton-Hudson Corp. ..........................................  2,300           155,250
Dillard's, Inc. Class A ......................................  1,200            42,300
Federated Department Stores, Inc. * ..........................  1,800            77,513
General Nutrition Co., Inc. * ................................    600            20,363
Home Depot, Inc. .............................................    100             5,888
J.C. Penney Co., Inc. ........................................    100             6,031
Kimberly-Clark Corp. .........................................  3,400           167,663
K-Mart Corp. * ...............................................  4,100            47,406
May Department Stores ........................................  1,800            94,838
Nine West Group, Inc. * ......................................    200             5,188
Sears, Roebuck and Co. .......................................  3,500           158,375
TJX Companies, Inc. ..........................................  1,200            41,250
Toys "R" Us, Inc. * ..........................................  2,400            75,450
Wal-Mart Stores, Inc. ........................................ 10,200           402,263
                                                                             ----------
                                                                              1,444,866
                                                                             ----------
TELEPHONE SYSTEMS - 6.0%
Airtouch Communications, Inc. * ..............................  3,600           149,625
AT&T Corp. ...................................................  4,600           281,750
Bell Atlantic Corp. ..........................................  1,400           127,400
Bellsouth Corp. ..............................................  3,900           219,619
GTE Corp. ....................................................  6,900           360,525
SBC Communications, Inc. .....................................  6,400           468,800
Sprint Corp. .................................................  3,100           181,738
Worldcom, Inc. * .............................................  5,200           157,300
                                                                             ----------
                                                                              1,946,757
                                                                             ----------
TEXTILES, CLOTHING & FABRICS - 0.2%
Fruit of the Loom, Inc. * ....................................    800            20,500
Nike, Inc. ...................................................  1,000            39,250
Reebok International, Ltd. * .................................    700            20,169
                                                                             ----------
                                                                                 79,919
                                                                             ----------
TRANSPORTATION - 1.1%
Burlington Northern Santa Fe Corp. ...........................  1,000            92,938
CNF Transportation, Inc. .....................................    300            11,513
Consolidated Freightways Corp. * .............................    100             1,363

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

TRANSPORTATION - continued
CSX Corp. ....................................................  1,300      $     70,200
Illinois Central Corp. .......................................    400            13,625
Norfolk Southern Corp. .......................................  2,400            73,950
Union Pacific Corp. ..........................................  1,500            93,656
Wisconsin Central Transport Corp. * ..........................    300             7,013
                                                                             ----------
                                                                                364,258
                                                                             ----------
WATER COMPANIES - 0.0%
American Water Works Co. .....................................    500            13,656
                                                                             ----------


TOTAL INVESTMENTS - 99.2%
(Cost $27,263,342)                                                           31,991,647

Other Assets and Liabilities (net) -  0.8%                                      264,442
                                                                             ----------

TOTAL NET ASSETS - 100.0%                                                  $ 32,256,089
                                                                             ==========



Portfolio Footnotes:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 93.7%
AUSTRALIA - 5.9%
Alcan Australia Ltd. ....................................   50,400         $   105,784
Amcor Ltd. ..............................................   28,600             125,830
Broken Hill Proprietary Co., Ltd. .......................   27,600             256,353
CRA Ltd. ................................................   16,300             190,208
CSR Ltd. ................................................   69,200             234,544
Email Ltd. ..............................................   27,100              64,014
Foster's Brewing Group Ltd. .............................   62,000             118,002
Leighton Holdings Ltd. ..................................   29,200             102,015
Mayne Nickless Ltd. .....................................   32,000             169,155
National Australia Bank Ltd. ............................   12,500             174,601
News Corporation Ltd. ...................................   79,900             395,487
North Ltd. ..............................................  178,500             470,272
Pacific Dunlop Ltd. .....................................   55,000             116,509
Pioneer International Ltd ...............................  110,000             300,415
Santos Ltd. .............................................   52,300             215,443
Southcorp Holdings Ltd. .................................   52,100             172,511
Telstra Corp., Ltd. * ...................................   45,800              96,722
Western Mining Corp. Holdings Ltd. ......................  117,900             411,133
Westpac Banking Corp. ...................................   49,020             313,633
                                                                           -----------
                                                                             4,032,631
                                                                           -----------
AUSTRIA - 0.6%
Bank Austria AG-Preferred EM II * .......................    8,800             391,607
                                                                           -----------

BELGIUM - 0.7%
Almanij NPV .............................................    4,000             202,020
Groupe Bruxelles Lambert, S.A. ..........................      636              92,069
Petrofina S.A. NPV ......................................      445             164,354
                                                                           -----------
                                                                               458,443
                                                                           -----------
FINLAND - 0.6%
UPM-Kymmeme .............................................   19,700             398,016
                                                                           -----------

FRANCE - 9.6%
Air Liquide French ......................................    2,453             384,065
AXA Company .............................................    5,381             416,510
Carrefour Supermarche ...................................      395             206,150
Cie Generale Des Eaux ...................................    7,642           1,066,946
Compagnie Bancaire S.A. .................................    1,843             298,666
Compagnie De Saint Goban ................................    1,973             280,381
Compagnie Financiere de Paribas - Class A ...............    1,400             121,699


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------


FRANCE - CONTINUED
Elf Sanofi ..............................................    4,139         $   460,921
Eridania Beghin Say .....................................    1,187             185,651
France Telecom S.A. .....................................    8,500             308,410
Lagardere Groupe ........................................    6,569             217,274
Peugeot S.A. ............................................    2,240             282,583
Seita ...................................................    3,460             124,218
SGS-Thomson Microelectronics ............................    5,410             334,950
Societe Generale ........................................    1,770             241,237
Societe National Elf-Aquitaine ..........................    3,486             405,585
Synthelabo ..............................................    1,469             183,610
Thomson Csf .............................................   10,000             315,300
Total Cie Francaise Petroles ............................    2,474             269,338
Union Assurancesfederale S.A. ...........................    2,210             290,185
Usinor Sacilor ..........................................   12,783             184,633
                                                                           -----------
                                                                             6,578,312
                                                                           -----------
GERMANY - 11.7%
Axa Colonia Konzern AG Preferred ........................    1,450             138,717
Bayer AG ................................................    9,470             353,960
Bilfinger and Berger Bau AG .............................    5,940             184,355
Continental AG ..........................................   20,180             445,601
Deutsche Bank AG ........................................   13,000             918,294
Deutsche Lufthansa AG ...................................   23,800             456,699
Deutsche Pfandbrief & Hypobk ............................    2,650             157,122
Hannover Rueckversicherungs AG ..........................    3,650             341,065
Henkel KGAA .............................................    5,210             328,903
Jungheinrich AG .........................................      560              84,098
Krones AG Preferred .....................................      230              71,639
Lufthansa ...............................................   10,100             193,809
Muenchener Rueckversicherungs - Gesellschaft AG .........    2,126             801,729
ProSieben Media AG Preferred ............................    1,900              88,770
ProSieben Media AG Preferred ............................      366               7,549
RWE AG ..................................................    5,970             252,361
SAP AG Vorzug ...........................................      850             278,227
SAP AG ..................................................    1,950             592,733
Schering AG .............................................    2,300             221,953
SGL Carbon AG ...........................................    1,301             167,880
Siemens AG ..............................................   13,650             808,568
SKW Trostberg AG ........................................    3,270             103,671
Veba AG .................................................   15,130           1,030,883
Volkswagen AG ...........................................       80              34,574
                                                                           -----------
                                                                             8,063,160
                                                                           -----------


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

GREAT BRITAIN - 23.5%
Allied Colloids Group Plc ...............................   66,257         $   180,884
Amersham International Plc ..............................    4,270             158,848
Bass Plc ................................................   21,100             328,633
Billiton Plc * ..........................................   56,200             144,185
British Airways Plc .....................................   25,800             237,612
British Petroleum Co. Plc ...............................   36,242             480,107
British Sky Broadcasting Group Plc ......................    4,500              33,747
British Telecommunications Plc ..........................   75,200             589,306
Burmah Castrol Plc ......................................   11,700             196,651
B.A.T. Industries .......................................   37,100             338,021
Cadbury Schweppes Plc ...................................   17,800             179,882
Compass Group Plc .......................................   21,800             268,534
Diageo Plc ..............................................   43,500             398,478
General Cable Plc .......................................   31,600              43,394
General Electric Plc ....................................   14,000              90,831
Glaxo Wellcome Plc ......................................   47,800           1,141,036
Glynwed International Plc ...............................   56,100             238,959
Great Universal Stores Plc ..............................   29,300             369,593
HSBC Holdings Plc (Frankfurt) ...........................   19,750             506,701
HSBC Holdings Plc (London) ..............................    8,000             197,225
Hutchison Whampoa .......................................   37,000             232,101
Kingfisher Plc ..........................................   15,700             219,472
Lloyds TSB Group Plc ....................................  103,900           1,353,424
Lucas Variety ...........................................   96,500             341,213
MEPC Plc ................................................   27,400             228,915
MFI Furniture Group Plc .................................  114,032             226,920
National Power Plc (New) ................................    9,000              88,660
Nycomed Amersham Plc ....................................   13,884             503,194
Pearson Plc .............................................   10,000             130,088
Pilkington Plc ..........................................   97,600             204,654
PowerGen Plc ............................................   19,000             247,479
Prudential Corp. ........................................   38,700             471,865
Racal Electronics .......................................   59,900             263,026
Rank Group ..............................................   40,150             223,844
Reed International Ltd. .................................   35,700             340,531
RMC Group Plc ...........................................   11,350             160,903
Rolls Royce Plc .........................................   29,900             115,558
Royal Bank of Scotland ..................................   43,300             552,734
Royal & Sun Alliance Insurance Group Plc ................   28,000             282,279



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------


GREAT BRITAIN - CONTINUED
Sainsbury (J.) Plc ......................................   42,444         $   355,299
Scottish Power Plc ......................................   38,800             343,300
Sears Plc ...............................................  224,300             195,508
Shell Transport & Trading ...............................   32,800             230,336
Smith & Nephew Plc ......................................   23,000              68,086
SmithKline Beecham Plc ..................................        2                  20
Standard Chartered Plc ..................................   18,800             204,835
Tomkins Plc .............................................   46,600             220,718
Unilever Ltd. ...........................................   16,000             137,804
Unilever Plc ............................................   26,000             223,932
United News & Media Plc .................................   11,900             135,625
Vickers Plc .............................................   53,000             205,707
Vodafone Group Plc ......................................   61,200             441,851
Wessex Water Plc ........................................   45,400             383,031
Zeneca Group Plc ........................................   21,750             771,399
                                                                           -----------
                                                                            16,226,938
                                                                           -----------
HONG KONG - 1.1%
Bank of East Asia Hong Kong .............................       80                 187
Dickson Concepts International, Ltd. ....................   73,000             106,473
Hong Kong Electric ......................................   75,500             286,993
New World Development Co., Ltd. .........................   48,000             166,041
Swire Pacific Ltd, Class A ..............................   41,500             227,654
                                                                           -----------
                                                                               787,348
                                                                           -----------
IRELAND - 1.3%
Allied Irish Banks Plc ..................................   33,600             325,881
Bank of Ireland .........................................    3,700              56,834
CRH Plc .................................................   10,475             122,811
Irish Life Plc ..........................................   21,700             124,731
Smurfit (Jefferson) Group ...............................   47,800             134,991
Waterford Wedgewood .....................................  112,200             152,029
                                                                           -----------
                                                                               917,277
                                                                           -----------
ITALY - 5.4%
Edison SPA ..............................................   55,200             330,451
ENI SPA .................................................  131,000             748,508
Istituto Banc San Paolo Torina ..........................   45,000             432,438
Istituto Mobiliare Italiano .............................   35,000             415,189
Istituto Nazionale delle Assicurazioni ..................  402,000             815,824
Mediolanum SPA ..........................................   10,560             198,896
Parmalat Finanziaria SPA ................................  187,000             266,962
Telecom Italia SPA-RNC ..................................  109,200             480,097
                                                                           -----------
                                                                             3,688,365
                                                                           -----------


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

JAPAN - 13.4%
Asatsu, Inc. ............................................    3,200         $    46,277
Ashikaga Bank Ltd. ......................................   22,000              35,538
Bridgestone Corp. .......................................   20,000             435,385
Canon Sales Co., Inc. ...................................    6,000              68,769
Canon, Inc. .............................................   13,000             304,000
Daiwa Danchi Co., Ltd. * ................................    5,000               7,308
DDI Corp. ...............................................       43             114,115
Ebaba Corp. .............................................   16,000             169,846
Familymart ..............................................       40               1,440
Fanuc Co. ...............................................    7,000             266,000
Fuji Photo Film .........................................    9,000             346,154
Fujitsu Ltd. ............................................   43,000             463,077
Hitachi Ltd . ...........................................   23,000             164,538
Ishihara Sangyo Kaisha * ................................   20,000              22,308
Ito-Yokado Co., Ltd. ....................................    4,000             204,615
Japan Tobacco, Inc. .....................................       29             206,569
Keiyo Bank ..............................................   15,000              31,154
Kyodo Printing Co. ......................................    5,000              19,615
Marubeni Corp. ..........................................   33,000              58,131
Mitsubishi Corp. ........................................   28,000             221,846
Mitsubishi Estate Co., Ltd. .............................   34,000             371,385
Mitsubishi Rayon Co. ....................................   37,000              91,077
Mitsui Mining & Smelting ................................   30,000             120,923
Mitsui Trust & Banking ..................................   71,000             138,177
Nichiei Co., Ltd. (Kyoto) ...............................    2,000             213,846
Nippon Steel Corp. ......................................   80,000             118,769
Nippon Telegraph and Telephone Corp. ....................       64             551,385
Nishimatsu Construction Co. .............................    7,000              22,077
Nissan Motors ...........................................   37,000             153,692
Nomura Securities Co., Ltd. .............................   14,000             187,385
Ono Pharmaceutical ......................................      500               9,308
Promise Co., Ltd. .......................................    2,640             147,028
Ricoh Corp., Ltd. .......................................   21,000             261,692
Rohm Co. ................................................    1,000             100,769
Sanki Engineering .......................................    2,000              14,215
Secom Co., Ltd. .........................................    2,000             128,308
Sekisui Chemical Co., Ltd. ..............................    7,000              35,700
Shin-Etsu Chemical Co. ..................................   12,000             229,846
Sony Corp. ..............................................    4,700             419,385
Sumitomo Forestry .......................................    9,000              43,962



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------


JAPAN - CONTINUED
Tadano Ltd. .............................................    3,000         $     8,192
Takeda Chemical Industries ..............................   14,000             400,615
TDK Corp. ...............................................    4,000             302,769
The Bank of Tokyo Mitsubishi ............................   32,000             443,077
Toda Construction Co. ...................................    7,000              19,115
Tokio Marine & Fire Insurance Co. .......................    4,000              45,538
Tokyo Electric Power Co., Inc. ..........................    4,800              87,877
Tokyo Steel, Mfg. .......................................    9,000              30,531
Toppan Printing Co., Ltd. ...............................   19,000             248,462
Tostem Corp. ............................................    7,000              75,385
Toyota Motor Co. ........................................   26,000             748,000
Yamanouchi Pharmaceutical ...............................   12,000             258,462
Yokogawa Bridge Corp. ...................................      300                 762
                                                                           -----------
                                                                             9,214,399
                                                                           -----------
LUXEMBOURG - 0.2%
Arbed ...................................................      950             103,913
                                                                           -----------

MALAYSIA - 0.0%
Commerce Asset Holdings Berhad ..........................    4,280               2,047
Gamuda Berhad ...........................................   44,000              24,441
                                                                           -----------
                                                                                26,488
                                                                           -----------
NETHERLANDS - 4.2%
Aegon, N.V. .............................................    4,527             403,219
ING Groep N.V. ..........................................    7,155             301,523
Koninklijke Ahold N.V. ..................................    5,828             152,135
Philips Electronics N.V. ................................    3,646             218,778
Royal Dutch Petroleum Co. ...............................   28,980           1,591,648
Unilever N.V. ...........................................    3,800             234,394
                                                                           -----------
                                                                             2,901,697
                                                                           -----------
NEW ZEALAND - 1.6%
Brierley Investments Ltd. ...............................  129,000              92,203
Carter Holt Harvey Ltd. .................................   87,000             134,478
Fletcher Challenge Forestry Shares ......................   85,000              70,633
Fletcher Challenge Ltd. .................................   49,000             100,228
Fletcher Challenge Paper Shares .........................  104,000             135,977
Lion Nathan .............................................   70,800             158,808
Telecom New Zealand .....................................   88,600             429,904
                                                                           -----------
                                                                             1,122,231
                                                                           -----------
NORWAY - 0.5%
Kvaerner B ..............................................    3,800             176,447
Norsk Hydro .............................................    2,900             141,331
                                                                           -----------
                                                                               317,778
                                                                           -----------


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

SINGAPORE - 1.6%
City Developments Ltd. ..................................   27,000         $   125,059
Fraser & Neave Ltd. .....................................   25,000             108,373
Osprey Maritime Ltd. ....................................  141,000             113,034
Sembawang Maritime Ltd. .................................   62,000              91,306
Singapore Airlines Ltd. .................................   53,500             349,466
United Overseas Bank ....................................   53,000             294,270
Wong's Circuits Holdings Ltd. * .........................   72,000              47,160
                                                                           -----------
                                                                             1,128,668
                                                                           -----------
SPAIN - 3.1%
Acerinox, S.A. ..........................................      500              73,833
Banco Bilbao Vizcaya, S.A. ..............................   16,300             527,394
Banco Popular Espanola S.A. .............................    1,520             106,241
Hidroelectrica Del Cantabrico ...........................    2,200              96,449
Iberdrola I.S.A. ........................................   80,000           1,052,701
Repsol S.A. .............................................    4,100             174,903
Vallehermoso SA .........................................    3,233              99,088
                                                                           -----------
                                                                             2,130,609
                                                                           -----------
SWEDEN - 1.6%
Autoliv, Inc. ...........................................   11,100             361,766
Incentive AB-B Shares ...................................    2,755             249,049
Skandia Forsakrings AB ..................................   10,489             495,257
                                                                           -----------
                                                                             1,106,072
                                                                           -----------
SWITZERLAND - 6.8%
ABB AG - Bearer New * ...................................      100             124,820
ABB AG ..................................................      218             274,388
Liechtenstein Global Trust ..............................      240             148,981
Holderbank Finan Glaris Class B .........................      156             127,548
Nestle ..................................................      600             900,885
Novartis AG .............................................      411             670,669
Roche Holding AG ........................................      107           1,064,569
UBS (Schw. Bank Gesellschaft) ...........................      937           1,357,394
                                                                           -----------
                                                                             4,669,254
                                                                           -----------
UNITED STATES - 0.3%
Ispat International, N.V. * .............................    4,679              95,920
Westpac Banking Strypes Trust ...........................    3,400             113,900
                                                                           -----------
                                                                               209,820
                                                                           -----------
Total Common and Preferred Stocks (Cost $63,658,134)                        64,473,026
                                                                           -----------


                       See notes to financial statements

              COVA SERIES TRUST
              INTERNATIONAL EQUITY PORTFOLIO

              PORTFOLIO OF INVESTMENTS - CONTINUED
              DECEMBER 31, 1997
              (PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
              SECURITY                                                                      VALUE
              DESCRIPTION                                                                 (NOTE 1)
-----------------------------------------------------------------------------------------------------
PAR AMOUNT    FOREIGN BONDS AND DEBT SECURITIES -  0.4%           COUPON    MATURITY
              JAPAN - 0.4%
(Y)10,000,000 BOT Cayman Finance Ltd ...........................   4.25%    03/31/03     $    83,846
(Y)10,000,000 STB Cayman Capital Ltd ...........................   4.25%    10/01/07          57,069
(Y)10,000,000 Yamanouchi Pharmaceutical ........................   4.25%    03/31/14         109,038
                                                                                         -----------
                                                                                             249,953
                                                                                         -----------

              Total Foreign Bonds and Debt Securities (Cost $298,078) ...............        249,953
                                                                                         -----------

              WARRANTS - 0.4%
              GERMANY - 0.3%                                                  SHARES
              Muenchener Rueckversicherungs (expiring 03/13/98) ............     250         146,004
              Volkswagen AG (expiring 10/27/98) ............................     250          70,777
                                                                                         -----------
                                                                                             216,781
                                                                                         -----------
              JAPAN - 0.1%
              Shin-Etsu Chemical Co. (expiring 08/01/00) ...................      14          36,400
                                                                                         -----------

              MALAYSIA - 0.0%
              Commerce Asset Holdings Berhad (expiring 12/31/02) ...........     112              53
                                                                                         -----------


              Total Warrants (Cost $199,104)                                                 253,234
                                                                                         -----------

              TOTAL INVESTMENTS - 94.5%
              (Cost $64,155,316)                                                          64,976,213

              Other Assets and Liabilities (net) -  5.5%                                   3,792,826
                                                                                         -----------

              TOTAL NET ASSETS - 100.0%                                                  $68,769,039
                                                                                         ===========

              PORTFOLIO FOOTNOTES:

              * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

              (Y) - Japanese Yen


                      See notes to financial statements

COVA SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------
      PAR    SECURITY                                                                                  VALUE
    AMOUNT   DESCRIPTION                                          RATE            MATURITY            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 98.6%
             BANKERS ACCEPTANCE - 17.9%
  $2,153,334 Bank of America .................................   5.500%           01/12/98           $2,149,715
   1,000,000 Chase Manhattan Corp. ...........................   5.780%           01/14/98              997,913
     790,429 Union Bank of California ........................   5.750%           01/12/98              789,040
                                                                                                    -----------
                                                                                                      3,936,668
                                                                                                    -----------
             COMMERCIAL PAPER - 47.5%
   1,500,000 American Express Credit Corp. ...................   5.540%           03/10/98            1,484,303
   2,000,000 Associates Corp. of North America ...............   5.510%           02/19/98            1,985,000
   1,500,000 Chevron UK Investment Plc .......................   5.720%           01/22/98            1,494,995
   1,500,000 CIT Group Holdings, Inc. ........................   5.540%           01/26/98            1,494,229
   1,000,000 Ford Motor Credit Co. ...........................   5.830%           01/16/98              997,571
   2,000,000 General Electric Capital Corp. ..................   5.540%           01/13/98            1,996,307
   1,000,000 John Deere Capital Corp. ........................   5.780%           01/16/98              997,592
                                                                                                    -----------
                                                                                                     10,449,997
                                                                                                    -----------
             MUNICIPAL BONDS - 12.7%
   1,500,000 Botsford General Hospital Michigan Revenue ......   6.700%#          02/15/27            1,500,000
   1,280,000 New York City Taxable ...........................   6.050%#          01/12/98            1,280,000
                                                                                                    -----------
                                                                                                      2,780,000
                                                                                                    -----------
             U.S. GOVERNMENT AGENCIES - 20.5%
   1,000,000 Federal Home Loan Bank (Discount Note) ..........   5.370%           01/07/98              999,105
   1,500,000 Federal Home Loan Bank ..........................   5.750%           02/27/98            1,500,000
   2,000,000 Federal Home Loan Bank ..........................   5.875%           09/24/98            2,000,000
                                                                                                    -----------
                                                                                                      4,499,105
                                                                                                    -----------

             Total Short-Term Investments (Cost $21,665,770)                                         21,665,770
                                                                                                    -----------

             REPURCHASE AGREEMENT - 1.0%
             J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due
             01/02/98, collaterized by U.S. Treasury Note, $230,000 par,
             5.875% coupon, due 08/15/98, dated 08/09/95, repurchase
             proceeds of $230,080.
     230,000 (Cost $230,000).                                                     01/02/98              230,000
                                                                                                    -----------


             TOTAL INVESTMENTS - 99.6%
             (Cost $21,895,770)                                                                      21,895,770

             Other Assets and Liabilities (net) -  0.4%                                                  82,993
                                                                                                    -----------

             TOTAL NET ASSETS - 100.0%                                                              $21,978,763
                                                                                                    ===========


             PORTFOLIO FOOTNOTES:

             # Variable rate security. Interest rate resets either daily or weekly. The rate shown represents the rate in effect at December 31, 1997.

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------------------------------
      PAR     SECURITY                                                                                       VALUE
     AMOUNT   DESCRIPTION                                                 COUPON             MATURITY       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------

              DOMESTIC BONDS AND DEBT SECURITIES - 87.7%
              AIRLINES - 5.1%
   $1,000,000 Delta Air Lines, Inc. ..................................    10.500%            04/30/16    $ 1,319,010
    1,000,000 United Air Lines, Inc. .................................     9.125%            01/15/12      1,203,106
                                                                                                         -----------
                                                                                                           2,522,116
                                                                                                         -----------
              BANKING - 11.0%
    1,000,000 Advanta Bank Corp. .....................................     6.520%            04/30/98      1,001,980
    2,000,000 Bank of New York .......................................     8.500%            12/15/04      2,234,440
    2,000,000 Chase Manhattan Corp. ..................................     9.750%            11/01/01      2,239,184
                                                                                                         -----------
                                                                                                           5,475,604
                                                                                                         -----------
              BEVERAGES, FOOD & TOBACCO - 2.0%
    1,000,000 Archer-Daniels-Midland Co. .............................     6.750%            12/15/27      1,004,744
                                                                                                         -----------

              CHEMICALS - 2.1%
    1,000,000 Solutia, Inc. ..........................................     7.375%            10/15/27      1,034,990
                                                                                                         -----------

              CONGLOMERATES - 2.3%
    1,000,000 General Electric Capital Corp. .........................     5.800%            04/01/08      1,146,435
                                                                                                         -----------

              CONSUMER SERVICES - 5.0%
    2,200,000 Yale University ........................................     7.375%            04/15/26      2,487,646
                                                                                                         -----------

              ELECTRIC UTILITIES - 2.0%
    1,000,000 Nipsco Capital Markets, Inc. ...........................     6.780%            12/01/27      1,009,930
                                                                                                         -----------

              ELECTRICAL EQUIPMENT - 2.0%
    1,000,000 Polaroid Corp. .........................................     6.750%            01/15/02      1,015,297
                                                                                                         -----------

              ENVIRONMENTAL CONTROLS - 4.1%
    2,000,000 USA Waste Services, Inc. (a) ...........................     7.000%            10/01/04      2,047,996
                                                                                                         -----------

              FINANCIAL SERVICES - 6.0%
    2,000,000 Corp Andina De Fomento (144A) @ ........................     7.250%            04/30/98      2,007,780
    1,000,000 Lehman Brothers Holdings, Inc. .........................     6.625%            12/27/02      1,005,161
                                                                                                         -----------
                                                                                                           3,012,941
                                                                                                         -----------
              HEAVY MACHINERY - 2.1%
    1,000,000 Black & Decker Corp. ...................................     7.500%            04/01/03      1,049,147
                                                                                                         -----------

              INSURANCE - 2.1%
    1,000,000 American Annuity Group, Inc. ...........................     7.250%            09/28/01      1,022,640
                                                                                                         -----------

              LODGING - 2.1%
    1,000,000 Hilton Hotels Corp. ....................................     7.375%            06/01/02      1,021,850
                                                                                                         -----------

              MEDIA - BROADCASTING & PUBLISHING - 2.1%
    1,000,000 Turner Broadcasting Systems, Inc. ......................     7.400%            02/01/04      1,040,420
                                                                                                         -----------

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------------------------------
      PAR     SECURITY                                                                                       VALUE
     AMOUNT   DESCRIPTION                                                 COUPON             MATURITY       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------


              OIL & GAS - 17.4%
   $2,000,000 NGC Corp. Capital Trust (Series B) .....................     8.316%            06/01/27    $ 2,268,340
    2,000,000 Panenergy Corp. ........................................     7.000%            10/15/06      2,085,328
    1,000,000 Tosco Corp. ............................................     7.625%            05/15/06      1,073,678
    2,000,000 USX Corp. ..............................................     9.800%            07/01/01      2,218,330
    1,000,000 Weatherford Enterra, Inc. ..............................     7.250%            05/15/06      1,047,382
                                                                                                         -----------
                                                                                                           8,693,058
                                                                                                         -----------
              PHARMACEUTICALS - 2.2%
    1,000,000 Johnson & Johnson ......................................     8.250%            11/09/04      1,111,111
                                                                                                         -----------

              REAL ESTATE - 2.1%
    1,000,000 Federal Realty Investment Trust (REIT) .................     8.875%            01/15/00      1,046,475
                                                                                                         -----------

              RETAILERS - 6.3%
    1,000,000 Federated Department Stores, Inc. ......................     8.125%            10/15/02      1,072,830
    2,000,000 Gap, Inc. ..............................................     6.900%            09/15/07      2,075,520
                                                                                                         -----------
                                                                                                           3,148,350
                                                                                                         -----------
              TELEPHONE SYSTEMS - 6.4%
    2,000,000 LCI International, Inc. ................................     7.250%            06/15/07      2,077,360
    1,000,000 Worldcom, Inc. .........................................     7.750%            04/01/27      1,101,790
                                                                                                         -----------
                                                                                                           3,179,150
                                                                                                         -----------
              TRANSPORTATION - 2.3%
    1,000,000 Norfolk Southern Corp. .................................     7.800%            05/15/27      1,126,280
                                                                                                         -----------

              Total Corporate Bonds (Cost $41,376,089)                                                    43,196,180
                                                                                                         -----------

              U.S.GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.9%
      138,259 Federal Home Loan Bank .................................     4.140%            06/04/98        137,491
       46,952 Federal Home Loan Mortgage Corp ........................     8.000%            09/01/08         48,581
       97,280 Federal National Mortgage Association ..................     7.500%            12/25/19         99,787
       48,520 Federal National Mortgage Association ..................     8.500%            07/01/19         50,718
       44,808 Federal National Mortgage Association ..................     8.000%            09/01/03         46,405
       98,192 Government National Mortgage Association ...............     9.000%            01/15/20        105,127
                                                                                                         -----------
              Total Mortgage Backed Securities (Cost $439,768)                                               488,109
                                                                                                         -----------

              CORPORATE MORTGAGE BACKED SECURITIES - 0.1%
       46,282 Citicorp Mortgage Securities ...........................     6.250%            08/25/24         46,160
                                                                                                         -----------
              (Cost $45,617)

              Total Domestic Bonds and Debt Securities (Cost $41,861,474)                                 43,730,449
                                                                                                         -----------

              FOREIGN BONDS AND DEBT SECURITIES - 10.6%
              CANADA - 5.4%
    1,390,000 Hydro-Quebec (Yankee) ..................................    11.750%            02/01/12      2,021,366
      600,000 Hydro-Quebec (Yankee) ..................................    13.250%            12/15/13        668,061
                                                                                                         -----------
                                                                                                           2,689,427
                                                                                                         -----------
              CAYMAN ISLANDS - 2.0%
    1,000,000 BCH Cayman Islands, Ltd. (Yankee) ......................     6.500%            02/15/06        990,008
                                                                                                         -----------

              NORWAY - 3.2%
    1,500,000 Petroleum Geo-Services (Yankee) ........................     7.500%            03/31/07      1,600,556
                                                                                                         -----------

              Total Foreign Bonds and Debt Securities (Cost $5,104,248)                                    5,279,991
                                                                                                         -----------

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------------------------------
      PAR     SECURITY                                                                                       VALUE
     AMOUNT   DESCRIPTION                                                                    MATURITY       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------

              REPURCHASE AGREEMENTS - 0.3%
              J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due
              01/02/98, collaterized by U.S. Treasury Bond, $115,000 par,
              8.50% coupon, due 02/15/20, dated 02/15/90, repurchase
              proceeds of $149,052.
     $149,000 (Cost $149,000).                                                               01/02/98    $   149,000
                                                                                                         -----------


              TOTAL INVESTMENTS - 98.6%
              (Cost $47,114,722)                                                                          49,159,440

              Other Assets and Liabilities (net) -  1.4%                                                     676,220
                                                                                                         -----------

              TOTAL NET ASSETS - 100.0%                                                                  $49,835,660
                                                                                                         ===========





              Portfolio Footnotes:

              @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

              (a) Assets segregated for open futures

              REIT - Real Estate Investment Trust

              Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.


                        See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.3%
AEROSPACE & DEFENSE - 1.9%
AlliedSignal, Inc. ..............................................       6,600      $    256,988
Boeing Co. ......................................................      11,500           562,781
General Dynamics Corp. ..........................................         900            77,794
Lockheed Martin Corp. ...........................................       2,300           226,550
Northrop Grumman Corp. ..........................................         800            92,000
Raytheon Co. Class B ............................................       2,900           146,450
Textron, Inc. ...................................................       2,100           131,250
United Technologies Corp. .......................................       2,800           203,875
                                                                                     ----------
                                                                                      1,697,688
                                                                                     ----------
AIRLINES - 0.4%
AMR Corp. .......................................................       1,000           128,500
Delta Air Lines, Inc. ...........................................       1,000           119,000
Southwest Airlines, Inc. ........................................       2,550            62,794
US Airways Group, Inc. ..........................................       1,000            62,500
                                                                                     ----------
                                                                                        372,794
                                                                                     ----------
AUTOMOTIVE - 2.3%
Chrysler Corp. ..................................................       8,200           288,538
Dana Corp. ......................................................       1,400            66,500
Eaton Corp. .....................................................       1,000            89,250
Ford Motor Co. ..................................................      13,800           671,888
General Motors Corp. ............................................       8,500           515,313
Genuine Parts ...................................................       2,700            91,631
Goodyear Tire & Rubber Co. ......................................       2,000           127,250
Meritor Automotive, Inc. ........................................         866            18,240
Navistar International Corp. * ..................................       1,200            29,775
Paccar, Inc. ....................................................       1,100            57,750
TRW, Inc. .......................................................       1,700            90,738
                                                                                     ----------
                                                                                      2,046,873
                                                                                     ----------
BANKING - 8.6%
Banc One Corp. ..................................................       6,500           353,031
Bank of New York ................................................       4,500           260,156
BankAmerica Corp. ...............................................       8,100           591,300
BankBoston Corp. ................................................       1,700           159,694
Bankers Trust New York Corp. ....................................       1,100           123,681
Barnett Banks, Inc. .............................................       2,300           165,313
Beneficial Corp. ................................................       1,100            91,438
Chase Manhattan Corp. ...........................................       4,800           525,600
Citicorp ........................................................       5,200           657,475
Comerica, Inc. ..................................................       1,300           117,325
Corestates Financial Corp. ......................................       2,500           200,156
Fifth Third Bancorp .............................................       1,900           155,325

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

BANKING - continued
First Chicago NBD Corp. .........................................       3,600      $    300,600
First Union Corp. ...............................................       6,600           338,250
Fleet Financial Group, Inc. .....................................       3,000           224,813
Golden West Financial Corp. .....................................         800            78,250
Huntington Bancshares, Inc. .....................................       2,100            75,600
H.F. Ahmanson & Co. .............................................       1,300            87,019
KeyCorp .........................................................       2,600           184,113
MBNA Corp. ......................................................       6,450           176,166
Mellon Bank Corp. ...............................................       3,100           187,938
National City Corp. .............................................       2,600           170,950
Nationsbank Corp. ...............................................       8,300           504,744
Norwest Corp. ...................................................       8,600           332,175
PNC Bank Corp. ..................................................       3,800           216,838
Republic New York Corp. .........................................         700            79,931
State Street Corp. ..............................................       2,000           116,375
Suntrust Banks, Inc. ............................................       2,600           185,575
U.S. Bancorp ....................................................       2,800           313,425
Wachovia Corp. ..................................................       2,000           162,250
Washington Mutual, Inc. .........................................       2,800           178,675
Wells Fargo & Co. ...............................................       1,000           339,438
                                                                                     ----------
                                                                                      7,653,619
                                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 8.1%
Anheuser-Busch Companies, Inc. ..................................       5,700           250,800
Archer-Daniels-Midland Co. ......................................       6,600           143,138
Brown Forman Corp. Class B ......................................       1,100            60,775
Campbell Soup Co. ...............................................       5,400           313,875
Coca-Cola Co. ...................................................      28,600         1,905,475
Conagra, Inc. ...................................................       5,600           183,750
CPC International, Inc. .........................................       1,600           172,400
Fortune Brands, Inc. ............................................       2,100            77,831
General Mills Co. ...............................................       1,800           128,925
Heinz (H.J.), Co. ...............................................       4,200           213,413
Hershey Foods Corp. .............................................       1,700           105,294
Kellogg Co. .....................................................       4,800           238,200
Pepsico, Inc. ...................................................      17,600           641,300
Philip Morris Companies, Inc. ...................................      27,800         1,259,688
Pioneer Hi-Bred International, Inc. .............................       1,000           107,250
Quaker Oats Co. .................................................       1,900           100,225
Ralston-Ralston Purina Group ....................................       1,300           120,819
Sara Lee Corp. ..................................................       5,600           315,350
Seagrams Co., Ltd. ..............................................       4,500           145,406

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

BEVERAGES, FOOD & TOBACCO - continued
Sysco Corp. .....................................................       2,400      $    109,350
Unilever N.V. ...................................................       7,200           449,550
UST, Inc. .......................................................       2,600            96,038
Wrigley (William Jr), Co. .......................................       1,400           111,388
                                                                                     ----------
                                                                                      7,250,240
                                                                                     ----------
BUILDING MATERIALS - 0.2%
Masco Corp. .....................................................       2,100           106,838
Sherwin Williams Co. ............................................       2,600            72,150
                                                                                     ----------
                                                                                        178,988
                                                                                     ----------
CHEMICALS - 2.4%
Air Products & Chemicals, Inc. ..................................       1,400           115,150
Dow Chemical Co. ................................................       2,700           274,050
Du Pont (E.I.) De Nemours and Co. ...............................      13,000           780,766
Eastman Chemical Co. ............................................       1,200            71,475
Grace (W.R.), & Co. .............................................         900            72,394
Hercules, Inc. ..................................................       1,300            65,081
International Flavors & Fragrances, Inc. ........................       1,500            77,250
Monsanto Co. ....................................................       6,800           285,600
Morton International, Inc. ......................................       1,900            65,313
PPG Industries ..................................................       2,200           125,675
Praxair, Inc. ...................................................       1,900            85,500
Rohm & Haas Co. .................................................         800            76,600
Sigma Aldrich Corp. .............................................       1,500            59,625
Union Carbide Corp. .............................................       1,600            68,700
                                                                                     ----------
                                                                                      2,223,179
                                                                                     ----------
COMMERCIAL SERVICES - 0.8%
Cendant Corp. * .................................................       9,566           328,827
Equifax, Inc. ...................................................       2,000            70,875
Interpublic Group, Inc. .........................................       1,700            84,681
Service Corp. International .....................................       3,100           114,506
Waste Management, Inc. ..........................................       5,400           148,500
                                                                                     ----------
                                                                                        747,389
                                                                                     ----------
COMMUNICATIONS - 1.8%
3 Com Corp. .....................................................       3,900           136,256
Alltel Corp. ....................................................       2,600           106,763
Andrew Corp. * ..................................................       1,300            31,200
DSC Communications ..............................................       1,400            33,600
Lucent Technologies, Inc. .......................................       7,500           599,063
MCI Communications Corp. ........................................       8,100           346,781
Tele-Communications, Inc. (Series A) * ..........................       7,800           217,913
Tellabs, Inc. * .................................................       2,200           116,325
                                                                                     ----------
                                                                                      1,587,901
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - 4.1%
Adobe Systems, Inc. .............................................         900      $     37,125
Automatic Data Processing, Inc. .................................       3,500           214,813
Cabletron Systems, Inc. * .......................................       1,900            28,500
Ceridian Corp. * ................................................       1,200            54,975
Cisco Systems, Inc. * ...........................................      11,550           643,913
Computer Associates International, Inc. .........................       6,300           333,113
Computer Sciences Corp. .........................................       1,000            83,500
First Data Corp. ................................................       5,300           155,025
Microsoft Corp. * ...............................................      13,800         1,783,650
Novell Inc. .....................................................       4,600            34,500
Oracle Corp. * ..................................................      11,400           254,363
Parametric Technology Co. * .....................................       1,600            75,700
                                                                                     ----------
                                                                                      3,699,177
                                                                                     ----------
COMPUTERS & INFORMATION - 3.8%
Apple Computer, Inc. * ..........................................       1,600            21,000
Cognizant Corp. .................................................       2,200            98,038
Compaq Computer Corp. ...........................................       8,600           485,363
Dell Computer Corp. * ...........................................       3,900           327,600
Digital Equipment Corp. .........................................       1,900            70,300
EMC Corp. * .....................................................       5,800           159,138
Hewlett-Packard Co. .............................................      11,700           731,250
International Business Machines Corp. ...........................      11,500         1,202,469
Seagate Technology, Inc * .......................................       2,900            55,825
Silicon Graphics, Inc. ..........................................       2,200            27,363
Sun Microsystems, Inc. * ........................................       4,300           171,463
Unisys Corp. ....................................................       2,600            36,075
Unova, Inc. * ...................................................         800            13,150
                                                                                     ----------
                                                                                      3,399,034
                                                                                     ----------
CONGLOMERATES - 0.6%
American Express Credit Corp. ...................................       5,600           499,800
                                                                                     ----------

CONTAINERS & PACKAGING - 0.2%
Avery-Dennison Corp. ............................................       1,400            62,650
Crown Cork & Seal, Inc. .........................................       1,600            80,200
                                                                                     ----------
                                                                                        142,850
                                                                                     ----------
COSMETICS & PERSONAL CARE - 1.1%
Avon Products, Inc. .............................................       1,700           104,338
Colgate-Palmolive Co. ...........................................       3,500           257,250
Gillette Co. ....................................................       6,400           642,800
                                                                                     ----------
                                                                                      1,004,388
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES - 2.6%
American Electric Power Co. .....................................       2,400      $    123,900
Carolina Power & Light Co. ......................................       2,200            93,363
Central & South West Corp. ......................................       3,600            97,425
Cinergy Corp. ...................................................       2,300            88,119
Consolidated Edison of N.Y. .....................................       3,300           135,300
Dominion Resources, Inc. ........................................       2,500           106,406
DTE Energy Co. ..................................................       2,500            86,719
Duke Power Co. ..................................................       4,100           227,038
Edison International ............................................       5,000           135,938
Entergy Corp. ...................................................       3,700           110,769
FPL Group, Inc. .................................................       2,200           130,213
Houston Industries, Inc. ........................................       4,200           112,088
Pacificorp ......................................................       4,200           114,713
Peco Energy Co. .................................................       3,900            94,575
Public Service Enterprise Group, Inc. ...........................       3,500           110,906
PG&E Corp. ......................................................       5,400           164,363
Southern Co. ....................................................       8,100           209,588
Texas Utilities Co. .............................................       3,100           128,844
Unicom Corp. ....................................................       3,600           110,700
                                                                                     ----------
                                                                                      2,380,967
                                                                                     ----------
ELECTRICAL EQUIPMENT - 4.2%
AMP Inc. ........................................................       2,700           113,400
Applied Materials, Inc. .........................................       4,200           126,525
Emerson Electric Co. ............................................       5,300           299,119
General Electric Co. ............................................      37,600         2,758,900
Grainger (W.W.), Inc. ...........................................         800            77,750
Northern Telecom Ltd. ...........................................       3,100           275,900
Polaroid Corp. ..................................................         700            34,081
Raychem Corp. ...................................................       1,200            51,675
Thermo Electron Corp. * .........................................       1,900            84,550
                                                                                     ----------
                                                                                      3,821,900
                                                                                     ----------
ELECTRONICS - 2.9%
Advanced Micro Devices ..........................................       1,700            30,494
CBS Corp. .......................................................       7,500           220,781
Honeywell, Inc. .................................................       1,600           109,600
Intel Corp. .....................................................      18,900         1,327,725
LSI Logic Corp. .................................................       1,700            33,575
Micron Technology, Inc. .........................................       2,500            65,000
Motorola, Inc. ..................................................       6,900           393,731
National Semiconductor Corp. ....................................       1,700            44,094
NextLevel Systems, Inc. * .......................................       2,100            37,538

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

ELECTRONICS - continued
Perkin-Elmer Corp. ..............................................         700      $     49,744
Rockwell International Corp. ....................................       2,600           135,850
Texas Instruments, Inc. .........................................       4,400           198,000
                                                                                     ----------
                                                                                      2,646,132
                                                                                     ----------
ENTERTAINMENT & LEISURE - 1.4%
Brunswick Corp., Inc. ...........................................       1,500            45,469
Harrah's Entertainment, Inc. ....................................       1,500            28,313
Hasbro, Inc. ....................................................       1,800            56,700
Mattel, Inc. ....................................................       3,500           130,375
Mirage Resorts, Inc. * ..........................................       2,300            52,325
Viacom Inc. Class B .............................................       4,300           178,181
Walt Disney Co. .................................................       7,700           762,781
                                                                                     ----------
                                                                                      1,254,144
                                                                                     ----------
ENVIRONMENTAL CONTROLS - 0.1%
Browning-Ferris Industries, Inc. ................................       2,700            99,900
                                                                                     ----------

FINANCIAL SERVICES - 2.6%
American General Corp. ..........................................       2,900           156,781
Block, (H.& R.), Inc. ...........................................       1,600            71,700
Charles Schwab Corp. ............................................       3,450           144,684
Countrywide Credit Industries, Inc. .............................       1,600            68,600
Federal Home Loan Mortgage Corp. ................................       8,200           343,888
Federal National Mortgage Association ...........................      12,100           690,456
Green Tree Financial Corp. ......................................       1,800            47,138
Household International, Inc. ...................................       1,400           178,588
J.P. Morgan & Co., Inc. .........................................       2,100           237,038
Merrill Lynch & Co., Inc. .......................................       4,000           291,750
MGIC Investment Corp. ...........................................       1,500            99,750
Providian Financial Corp. .......................................       1,400            63,263
                                                                                     ----------
                                                                                      2,393,636
                                                                                     ----------
FOREST PRODUCTS & PAPER - 0.8%
Champion International ..........................................       1,200            54,375
Fort James Corp. ................................................       2,300            87,975
Georgia-Pacific Corp. (Timber Group) * ..........................       1,100            24,956
Georgia-Pacific Corp. ...........................................       1,100            66,825
International Paper Co. .........................................       3,500           150,938
Mead Corp. ......................................................       1,600            44,800
Union Camp Corp. ................................................       1,000            53,688
Westvaco Corp. ..................................................       1,700            53,444
Weyerhauser Co. .................................................       2,400           117,750
Willamette Industries, Inc. .....................................       1,400            45,063
                                                                                     ----------
                                                                                        699,814
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - 1.0%
Columbia/HCA Healthcare Corp. ...................................       7,800      $    231,075
Healthsouth Corp. * .............................................       4,200           116,550
Humana, Inc. * ..................................................       2,300            47,725
Medtronic, Inc. .................................................       5,600           292,950
Tenet Healthcare Corp. ..........................................       3,700           122,563
United Healthcare Corp. .........................................       2,200           109,313
                                                                                     ----------
                                                                                        920,176
                                                                                     ----------
HEAVY MACHINERY - 0.9%
Case Corp. ......................................................       1,000            60,438
Caterpiller Tractor, Inc. .......................................       4,500           218,531
Cooper Industries, Inc. .........................................       1,500            73,500
Cummins Engine Co., Inc. ........................................         600            35,438
Deere & Co. .....................................................       3,100           180,769
Ingersoll-Rand Co. ..............................................       2,950           119,475
Pall Corp. ......................................................       2,000            41,375
Parker-Hannifin Corp. ...........................................       1,650            75,694
                                                                                     ----------
                                                                                        805,220
                                                                                     ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.1%
Black & Decker Corp. ............................................       1,400            54,688
Whirlpool Corp. .................................................       1,100            60,500
                                                                                     ----------
                                                                                        115,188
                                                                                     ----------
HOUSEHOLD PRODUCTS - 1.8%
Clorox Co. ......................................................       1,400           110,688
Newell Co. ......................................................       2,100            89,250
Owens-Illinois, Inc. * ..........................................       1,800            68,288
Procter & Gamble Co. ............................................      15,600         1,245,075
Rubbermaid, Inc. ................................................       2,200            55,000
Stanley Works, (The) ............................................       1,300            61,344
                                                                                     ----------
                                                                                      1,629,645
                                                                                     ----------
INDUSTRIAL - DIVERSIFIED - 2.0%
Armstrong World Industries, Inc. ................................         800            59,800
Baker Hughes, Inc. ..............................................       1,800            78,525
Corning, Inc. ...................................................       2,800           103,950
Dover Corp. .....................................................       2,800           101,150
Eastman Kodak Co. ...............................................       3,800           231,088
Fluor Corp. .....................................................       1,200            44,850
Illinois Tool Works, Inc. .......................................       3,100           186,388
ITT Corp. * .....................................................       1,400           116,025
ITT Industries, Inc. ............................................       1,700            53,338
Johnson Controls, Inc. ..........................................       1,200            57,300

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

INDUSTRIAL - DIVERSIFIED - continued
Minnesota Mining & Manufacturing Co. ............................       4,800      $    393,900
Temple Inland, Inc. .............................................         800            41,850
Tenneco, Inc. ...................................................       2,200            86,900
Tyco International Ltd. .........................................       6,200           279,388
                                                                                     ----------
                                                                                      1,834,452
                                                                                     ----------
INSURANCE - 4.7%
Aetna, Inc. .....................................................       1,800           127,013
Allstate Corp. ..................................................       5,100           463,463
American International Group ....................................       8,000           870,000
Aon Corp. .......................................................       2,000           117,250
Chubb Corp. .....................................................       2,100           158,813
Cigna Corp. .....................................................         800           138,450
Conseco, Inc. ...................................................       2,200            99,963
General RE Corp. ................................................         900           190,800
Hartford Financial Services Group, Inc. .........................       1,400           130,988
Jefferson Pilot Corp. ...........................................       1,000            77,875
Lincoln National Corp. ..........................................       1,300           101,563
Loews Corp. .....................................................       1,400           148,575
Marsh & McLennan Cos., Inc. .....................................       2,000           149,125
MBIA, Inc. ......................................................       1,000            66,813
Progressive Corp. ...............................................         900           107,888
Safeco Corp. ....................................................       1,600            78,000
St. Paul Cos. ...................................................       1,100            90,269
SunAmerica, Inc. ................................................       2,500           106,875
Torchmark Corp. .................................................       1,800            75,713
Transamerica Corp. ..............................................         900            95,850
Travelers Group, Inc. ...........................................      13,962           752,203
Unum Corp. ......................................................       1,700            92,438
                                                                                     ----------
                                                                                      4,239,927
                                                                                     ----------
LODGING - 0.2%
Hilton Hotels Corp. .............................................       3,100            92,225
Marriott International, Inc. ....................................       1,600           110,800
                                                                                     ----------
                                                                                        203,025
                                                                                     ----------
MEDIA - BROADCASTING & PUBLISHING - 1.9%
Clear Channel Communications, Inc. * ............................       1,100            87,381
Comcast Corp. ...................................................       4,200           132,563
Dow Jones & Co., Inc. ...........................................       1,400            75,163
Dun & Bradstreet Corp. ..........................................       2,300            71,156
Gannett Co., Inc. ...............................................       3,400           210,163
Knight-Ridder, Inc. .............................................       1,300            67,600
McGraw-Hill Companies, Inc. .....................................       1,400           103,600

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

MEDIA - BROADCASTING & PUBLISHING - continued
New York Times Co. ..............................................       1,400      $     92,575
R.R. Donnelley & Sons ...........................................       2,000            74,500
Time Warner, Inc. ...............................................       6,400           396,800
Times Mirror Co. Class A ........................................       1,400            86,100
Tribune Co. .....................................................       1,600            99,600
U.S. West Media Group * .........................................       7,500           216,563
                                                                                     ----------
                                                                                      1,713,764
                                                                                     ----------
MEDICAL SUPPLIES - 0.8%
Baxter International, Inc. ......................................       3,300           166,444
Becton Dickinson & Co. ..........................................       1,600            80,000
Biomet, Inc. ....................................................       1,700            43,563
Boston Scientific Corp. .........................................       2,300           105,513
Cardinal Health, Inc. ...........................................       1,400           105,175
Guidant Corp. ...................................................       2,000           124,500
Mallinckrodt Inc. ...............................................       1,300            49,400
St. Jude Medical, Inc. * ........................................       1,200            36,600
United States Surgical Corp. ....................................       1,000            29,313
                                                                                     ----------
                                                                                        740,508
                                                                                     ----------
METALS - 0.8%
Alcan Aluminum Ltd. .............................................       3,000            82,875
Allegheny Teledyne, Inc. ........................................       2,400            62,100
Aluminum Company of America .....................................       2,000           140,750
Barrick Gold Corp. ..............................................       4,800            89,400
Engelhard Corp. .................................................       2,400            41,700
Freeport-McMoran Copper & Gold, Inc. ............................       3,000            47,250
Nucor Corp. .....................................................       1,200            57,975
Phelps Dodge Corp. ..............................................         900            56,025
Placer Dome, Inc. ...............................................       3,400            43,138
Reynolds Metals Co. .............................................       1,100            66,000
USX - U.S. Steel Group, Inc. ....................................       1,600            50,000
                                                                                     ----------
                                                                                        737,213
                                                                                     ----------
MINING - 0.1%
Inco, Ltd. ......................................................       2,400            40,800
Newmont Mining ..................................................       2,000            58,750
                                                                                     ----------
                                                                                         99,550
                                                                                     ----------
OFFICE EQUIPMENT - 0.7%
Bay Networks, Inc. * ............................................       2,400            61,350
Harris Corp., Inc. ..............................................       1,200            55,050
IKON Office Solutions, Inc. .....................................       1,800            50,625
Pitney Bowes, Inc. ..............................................       1,800           161,888
Xerox Corp. .....................................................       3,800           280,488
                                                                                     ----------
                                                                                        609,401
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

OIL & GAS - 8.6%
Amerada Hess Corp. ..............................................       1,400      $     76,825
Amoco Corp. .....................................................       5,600           476,700
Anadarko Petroleum Corp. ........................................         800            48,550
Apache Corp. ....................................................       1,200            42,075
Ashland, Inc. ...................................................       1,100            59,056
Atlantic Richfield Co. ..........................................       3,700           296,463
Burlington Resources, Inc. ......................................       1,600            71,700
Chevron Corp. ...................................................       7,600           585,200
Coastal Corp. ...................................................       1,300            80,519
Columbia Gas System, Inc. .......................................         800            62,850
Consolidated Natural Gas Co. ....................................       1,300            78,650
Dresser Industries, Inc. ........................................       2,200            92,263
Enron Corp. .....................................................       3,500           145,469
Exxon Corp. .....................................................      28,500         1,743,844
Halliburton Co. .................................................       3,000           155,813
Mobil Corp. .....................................................       9,100           656,906
Occidental Petroleum Corp. ......................................       4,400           128,975
Oryx Energy Co. .................................................       1,700            43,350
Pennzoil Co. ....................................................         700            46,769
Phillips Petroleum Co. ..........................................       3,200           155,600
Rowan Companies, Inc. * .........................................       1,200            36,600
Royal Dutch Petroleum Co. .......................................      24,600         1,333,013
Schlumberger Ltd. ...............................................       5,600           450,800
Sonat, Inc. .....................................................       1,100            50,325
Sun Co., Inc. ...................................................       1,000            42,063
Texaco, Inc. ....................................................       6,200           337,125
Union Pacific Resources Group ...................................       3,200            77,600
Unocal Corp. ....................................................       3,300           128,081
USX - Marathon Group ............................................       3,600           121,500
Western Atlas, Inc. .............................................         800            59,200
Williams Companies, Inc. ........................................       4,200           119,175
                                                                                     ----------
                                                                                      7,803,059
                                                                                     ----------
PHARMACEUTICALS - 9.0%
Abbott Laboratories .............................................       8,900           583,506
Alza Corp. * ....................................................       1,300            41,356
American Home Products Corp. ....................................       7,400           566,100
Amgen, Inc. * ...................................................       3,100           167,788
Bristol-Myers Squibb Co. ........................................      11,500         1,088,188
Crescendo Pharmaceuticals Corp. * ...............................          65               752
Eli Lilly & Co. .................................................      12,800           891,200

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

PHARMACEUTICALS - continued
Johnson & Johnson ...............................................      15,300      $  1,007,888
Merck & Co., Inc. ...............................................      13,900         1,476,875
Pfizer, Inc. ....................................................      14,900         1,110,981
Pharmacia & Upjohn, Inc. ........................................       6,000           219,750
Schering-Plough Corp. ...........................................       8,500           528,063
Warner Lambert Co. ..............................................       3,100           384,400
                                                                                     ----------
                                                                                      8,066,847
                                                                                     ----------
RESTAURANTS - 0.5%
McDonald's Corp. ................................................       8,000           382,000
Tricon Global Restaurants, Inc. * ...............................       1,760            51,150
Wendy's International, Inc. .....................................       2,100            50,531
                                                                                     ----------
                                                                                        483,681
                                                                                     ----------
RETAILERS - 5.0%
Albertson's, Inc. ...............................................       3,200           151,600
American Stores Co. .............................................       3,600            74,025
AutoZone, Inc. ..................................................       2,000            58,000
Circuit City Stores, Inc. .......................................       1,400            49,788
Costco Companies, Inc. ..........................................       2,600           116,025
CVS Corp. .......................................................       2,000           128,125
Dayton-Hudson Corp. .............................................       2,500           168,750
Dillard's, Inc. Class A .........................................       1,500            52,875
F. W. Woolworth Co. .............................................       2,100            42,788
Federated Department Stores, Inc. ...............................       2,500           107,656
Gap Stores ......................................................       4,800           170,100
Home Depot, Inc. ................................................       8,400           494,550
J.C. Penney Co., Inc. ...........................................       2,900           174,906
Kimberly-Clark Corp. ............................................       6,500           320,531
K-Mart Corp. ....................................................       6,000            69,375
Kroger Co. ......................................................       3,100           114,506
Limited, Inc. (The) .............................................       3,400            86,700
Lowes Companies, Inc. ...........................................       2,200           104,913
May Department Stores ...........................................       2,800           147,525
Nordstrom, Inc. .................................................       1,000            60,250
Rite Aid Corp. ..................................................       1,600            93,900
Sears, Roebuck and Co. ..........................................       4,500           203,625
Tandy Corp. .....................................................       1,400            53,988
TJX Companies, Inc. .............................................       2,000            68,750
Toys "R" Us, Inc. ...............................................       3,400           106,888
Walgreen Co. ....................................................       6,000           188,250
Wal-Mart Stores, Inc. ...........................................      26,100         1,029,319
Winn Dixie Stores, Inc. .........................................       2,300           100,481
                                                                                     ----------
                                                                                      4,538,189
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

TELEPHONE SYSTEMS - 6.2%
Airtouch Communications, Inc. ...................................       6,000      $    249,375
Ameritech Corp. .................................................       6,300           507,150
AT&T Corp. ......................................................      18,600         1,139,250
Bell Atlantic Corp. .............................................       8,900           809,900
Bellsouth Corp. .................................................      11,400           641,963
Frontier Corp. ..................................................       2,400            57,750
GTE Corp. .......................................................      10,900           569,525
SBC Communications, Inc. ........................................      10,401           761,844
Sprint Corp. ....................................................       5,100           298,988
U.S. West Communications Group ..................................       5,800           261,725
Worldcom, Inc. * ................................................      10,500           317,625
                                                                                     ----------
                                                                                      5,615,095
                                                                                     ----------
TEXTILES, CLOTHING & FABRICS - 0.3%
Liz Claiborne, Inc. .............................................       1,100            45,994
Nike, Inc. ......................................................       3,500           137,375
VF Corp. ........................................................       2,000            91,875
                                                                                     ----------
                                                                                        275,244
                                                                                     ----------
TRANSPORTATION - 0.8%
Burlington Northern Santa Fe Corp. ..............................       1,800           167,288
CSX Corp. .......................................................       2,500           135,000
Federal Express Corp. * .........................................       1,400            85,488
Laidlaw, Inc. Class B ...........................................       4,400            59,950
Norfolk Southern Corp. ..........................................       4,500           138,656
Union Pacific Corp. .............................................       2,800           174,825
                                                                                     ----------
                                                                                        761,207
                                                                                     ----------

TOTAL COMMON STOCKS (Cost $55,062,866)                                               86,991,804
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                PAR              VALUE
DESCRIPTION                                                            AMOUNT           (NOTE 1)
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.7%

U.S. GOVERNMENT AGENCY - 1.1%
Federal Home Loan Mortgage Corp. (Discount Note) at 5.45%,
due  01/21/98 (a)  (Cost $986,072)                                 $1,000,000      $    986,072
                                                                                     ----------



REPURCHASE AGREEMENT - 2.6%
J.P. Morgan U.S. Gov't Repurchase Agreement at 6.25% due 01/02/98,
collaterized by U.S. Treasury Bond, $1,831,000 par, 8.50% coupon,
due 02/15/20, dated 02/15/90, repurchase proceeds of $2,376,825.    2,376,000         2,376,000
                                                                                     ----------
(Cost $2,376,000).

Total short-term investments (Cost $3,362,072)                                        3,362,072
                                                                                     ----------

TOTAL INVESTMENTS - 100.0%
(Cost $58,424,938)                                                                   90,353,876

Other Assets and Liabilities (net) -  0.0%                                               23,426
                                                                                     ----------

TOTAL NET ASSETS - 100.0%                                                          $ 90,377,302
                                                                                     ==========




PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

(a)  Assets segregated for open futures

ADR - American Depositary Receipt


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                               VALUE
    AMOUNT   DESCRIPTION                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS - 89.5%
             AEROSPACE & DEFENSE - 0.9%
    11,400   AlliedSignal, Inc. ............................................................................    $   443,902
                                                                                                                -----------

             BANKING - 8.8%
    13,050   BankAmerica Corp. .............................................................................        952,650
     7,180   BankBoston Corp. ..............................................................................        674,471
       680   Bankers Trust New York Corp. ..................................................................         76,458
     7,490   Chase Manhattan Corp. .........................................................................        820,155
    11,270   First Union Corp. .............................................................................        577,588
     3,550   Golden West Financial Corp. ...................................................................        347,234
     3,650   Nationsbank Corp. .............................................................................        221,966
     7,100   Washington Mutual, Inc. .......................................................................        453,069
       420   Wells Fargo & Co. .............................................................................        142,554
                                                                                                                -----------
                                                                                                                  4,266,145
                                                                                                                -----------
             BEVERAGES, FOOD & TOBACCO - 4.5%
    13,400   Nabisco Holdings Corp. Class A ................................................................        649,063
    24,220   Philip Morris Companies, Inc. .................................................................      1,097,469
     4,330   Ralston-Ralston Purina Group ..................................................................        402,419
                                                                                                                -----------
                                                                                                                  2,148,951
                                                                                                                -----------
             CHEMICALS - 1.2%
     5,670   BetzDearborn, Inc. ............................................................................        346,224
     3,200   Grace (W.R.) & Co. ............................................................................        257,400
                                                                                                                -----------
                                                                                                                    603,624
                                                                                                                -----------

             COMMERCIAL SERVICES - 0.6%
    10,300   Waste Management, Inc. (a) ....................................................................        283,250
                                                                                                                -----------

             COMMUNICATIONS - 3.7%
     7,800   3 Com Corp. ...................................................................................        272,513
    20,900   Alcatel Alsthom (ADR) .........................................................................        529,031
     8,260   Ericsson L.M. Telephone (ADR) .................................................................        308,201
       400   Loral Space & Communications ..................................................................          8,575
     5,600   Newbridge Network Corp. .......................................................................        195,300
     6,280   Nokia Corp. (ADR) .............................................................................        439,600
                                                                                                                -----------
                                                                                                                  1,753,220
                                                                                                                -----------
             COMPUTER SOFTWARE & PROCESSING - 3.0%
     6,890   BMC Software, Inc. * ..........................................................................        452,156
    18,430   Cabletron Systems, Inc. * .....................................................................        276,450
     9,855   Computer Associates International, Inc. .......................................................        521,083
     2,000   Microsoft Corp. Convertible Preferred .........................................................        179,750
                                                                                                                -----------
                                                                                                                  1,429,439
                                                                                                                -----------
             COMPUTERS & INFORMATION - 4.8%
     8,150   Bell & Howell Co. .............................................................................        197,128
    13,840   Cognizant Corp. ...............................................................................        616,745
    13,670   Creative Technology Ltd. * ....................................................................        300,740
    11,060   International Business Machines Corp. .........................................................      1,156,461
                                                                                                                -----------
                                                                                                                  2,271,074
                                                                                                                -----------
             CONTAINERS & PACKAGING - 1.1%
    10,500   Crown Cork & Seal, Inc. .......................................................................        526,313
                                                                                                                -----------

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                               VALUE
    AMOUNT   DESCRIPTION                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             COSMETICS & PERSONAL CARE - 1.1%
       700   Avon Products, Inc. ...........................................................................    $    42,963
     6,500   Colgate-Palmolive Co. .........................................................................        477,750
                                                                                                                -----------
                                                                                                                    520,713
                                                                                                                -----------
             ELECTRIC UTILITIES - 5.5%
     8,420   Boston Edison Co. .............................................................................        318,908
    11,300   Consolidated Edison of N.Y. ...................................................................        463,300
     9,820   Edison International ..........................................................................        266,981
     5,010   FPL Group, Inc. ...............................................................................        296,529
    12,190   GPU, Inc. .....................................................................................        513,504
    32,500   Northeast Utilities ...........................................................................        383,906
    14,900   P.G. & E. Corp. ...............................................................................        453,519
                                                                                                                -----------
                                                                                                                  2,696,647
                                                                                                                -----------
             ELECTRONICS - 2.8%
     6,620   Motorola, Inc. ................................................................................        377,754
     7,930   Philips Electronics N.V. ......................................................................        479,765
     4,500   Rockwell International Corp. ..................................................................        235,125
    10,200   VLSI Technology, Inc. .........................................................................        240,975
                                                                                                                -----------
                                                                                                                  1,333,619
                                                                                                                -----------
             ENTERTAINMENT & LEISURE - 0.7%
     3,250   Walt Disney Co. ...............................................................................        321,953
                                                                                                                -----------

             FINANCIAL SERVICES - 2.5%
    10,340   American General Corp. ........................................................................        559,006
    13,720   Block, (H.& R.), Inc. .........................................................................        614,828
                                                                                                                -----------
                                                                                                                  1,173,834
                                                                                                                -----------
             FOREST PRODUCTS & PAPER - 2.0%
    10,860   Boise Cascade Corp. ...........................................................................        328,515
     8,500   Fort James Corp. ..............................................................................        325,125
     5,530   Union Camp Corp. ..............................................................................        296,892
                                                                                                                -----------
                                                                                                                    950,532
                                                                                                                -----------
             HEALTH CARE PROVIDERS - 1.4%
       400   Fresenius Medical Care AG Preferred Class D ...................................................             28
    12,700   Pacificare Health Systems, Inc. Class B .......................................................        667,146
                                                                                                                -----------
                                                                                                                    667,174
                                                                                                                -----------
             HEAVY MACHINERY - 3.6%
    15,600   AGCO Corp. ....................................................................................        456,300
    11,800   Flowserve Corp. ...............................................................................        329,663
    16,280   Ingersoll-Rand Co. ............................................................................        659,340
     7,030   McDermott International, Inc. .................................................................        257,474
                                                                                                                -----------
                                                                                                                  1,702,777
                                                                                                                -----------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.8%
     9,450   Black & Decker Corp. ..........................................................................        369,141
                                                                                                                -----------

             HOUSEHOLD PRODUCTS - 0.5%
     5,500   Benckiser NV - B Shares * .....................................................................        226,188
                                                                                                                -----------

             INDUSTRIAL - DIVERSIFIED - 2.5%
     6,550   Fluor Corp. ...................................................................................        244,806
     6,000   ITT Corp. * ...................................................................................        497,250
     9,600   Johnson Controls, Inc. ........................................................................        458,400
                                                                                                                -----------
                                                                                                                  1,200,456
                                                                                                                -----------

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                             VALUE
    AMOUNT   DESCRIPTION                                                                                         (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             INSURANCE - 5.3%
     1,200   Aetna, Inc. ...................................................................................    $    84,675
     7,250   Allstate Corp. ................................................................................        658,844
     8,960   Conseco, Inc. .................................................................................        407,120
     6,200   Everest RE Holdings, Inc. .....................................................................        255,750
     6,520   Equitable Companies, Inc. (The) ...............................................................        324,370
    12,390   Provident Companies, Inc. .....................................................................        478,564
     6,650   Travelers Group, Inc. .........................................................................        358,269
                                                                                                                -----------
                                                                                                                  2,567,592
                                                                                                                -----------
             MEDIA - BROADCASTING & PUBLISHING - 0.3%
     5,940   Readers Digest Association, Inc. Class A ......................................................        140,333
                                                                                                                -----------

             MEDICAL SUPPLIES - 0.4%
     5,000   Beckman Instruments, Inc. .....................................................................        200,000
                                                                                                                -----------

             METALS - 0.3%
     2,400   Reynolds Metals Co. ...........................................................................        144,000
                                                                                                                -----------

             OFFICE EQUIPMENT - 0.4%
     2,560   Xerox Corp. ...................................................................................        188,960
                                                                                                                -----------

             OIL & GAS - 8.6%
    10,230   Coastal Corp. .................................................................................        633,621
     8,300   El Paso Natural Gas Co. .......................................................................        551,950
     5,550   Exxon Corp. ...................................................................................        339,591
     8,960   Royal Dutch Petroleum Co. .....................................................................        485,520
    16,370   Texaco, Inc. ..................................................................................        890,119
    15,540   USX - Marathon Group ..........................................................................        524,475
       900   Valero Energy Corp. ...........................................................................         28,294
    19,540   YPF Sociedad Anonima (ADR) ....................................................................        668,024
                                                                                                                -----------
                                                                                                                  4,121,594
                                                                                                                -----------
             PHARMACEUTICALS - 9.5%
    10,650   Alza Corp. * ..................................................................................        338,803
     8,570   American Home Products Corp. ..................................................................        655,605
     4,290   Merck & Co., Inc. .............................................................................        455,813
    16,430   Mylan Laboratories, Inc. ......................................................................        344,003
     2,280   Pfizer, Inc. ..................................................................................        170,003
    18,690   Pharmacia & Upjohn, Inc. ......................................................................        684,521
    10,720   Rhone-Poulenc, S.A. (ADR) .....................................................................        475,700
     9,000   Rhone-Poulenc, S.A. (Warrants) ................................................................         29,250
    19,990   SmithKline Beecham Plc (ADR) ..................................................................      1,028,236
    11,090   Watson Pharmaceutical, Inc. ...................................................................        359,732
                                                                                                                -----------
                                                                                                                  4,541,666
                                                                                                                -----------
             RESTAURANTS - 0.3%
     8,600   Lone Star Steakhouse & Saloon, Inc. ...........................................................        150,500
                                                                                                                -----------

             RETAILERS - 2.6%
     9,600   Federated Department Stores, Inc. * ...........................................................        413,400
    10,800   Gap, Inc. .....................................................................................        382,725
    15,630   Gymboree Corp. ................................................................................        427,871
                                                                                                                -----------
                                                                                                                  1,223,996
                                                                                                                -----------

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                               VALUE
    AMOUNT   DESCRIPTION                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             TELEPHONE SYSTEMS - 6.4%
     7,360   Airtouch Communications, Inc. .................................................................    $   305,900
     6,010   AT&T Corp. ....................................................................................        368,113
    10,380   Bellsouth Corp. ...............................................................................        584,524
    12,670   Cincinnati Bell, Inc. .........................................................................        392,770
     9,810   GTE Corp. .....................................................................................        512,573
     5,950   SBC Communications, Inc. ......................................................................        435,838
    10,290   U.S. West Communications Group ................................................................        464,336
                                                                                                                -----------
                                                                                                                  3,064,054
                                                                                                                -----------
             TEXTILES, CLOTHING & FABRICS - 1.3%
     4,400   Adidas AG (ADR) ...............................................................................        289,492
     8,890   Tommy Hilfiger Corp. * ........................................................................        312,261
                                                                                                                -----------
                                                                                                                    601,753
                                                                                                                -----------
             TRANSPORTATION - 2.1%
     9,830   Canadian National Railway Co. .................................................................        464,468
    20,290   Canadian Pacific, Ltd. ........................................................................        552,903
                                                                                                                -----------
                                                                                                                  1,017,371
                                                                                                                -----------

             Total Common and Preferred Stocks (Cost $36,811,995)                                                42,850,771
                                                                                                                -----------

             CORPORATE BONDS AND DEBT SECURITIES - 3.8%                     COUPON              MATURITY
                                                                            ------              --------
             BEVERAGES, FOOD & TOBACCO - 0.4%
  $140,000   Grand Metropolitan - Convertible (144A) @ ...................  6.500%              01/31/00            195,261
                                                                                                                -----------

             COMPUTERS & INFORMATION - 0.6%
   500,000   Hewlett-Packard Co.- Convertible  (144A) @ ..................    +                 10/14/07            263,930
                                                                                                                -----------

             FINANCIAL SERVICES - 0.9%
 1,000,000   Deutsche Bank Finance BV - Convertible (144A) @ .............    +                 02/12/17            447,500
                                                                                                                -----------

             INDUSTRIAL - DIVERSIFIED - 0.9%
   350,000   ADT Operations, Inc.- Convertible ...........................    +                 07/06/10            431,375
                                                                                                                -----------

             PHARMACEUTICALS - 1.0%
   700,000   Roche Holdings, Inc - Convertible (144A) @ ..................    +                 04/20/10            387,625
    50,000   Sandoz Capital BVI Ltd - Convertible (144A) @ ...............  2.000%              10/06/02             77,125
                                                                                                                -----------
                                                                                                                    464,750
                                                                                                                -----------

             Total Corporate Bonds and Debt Securities (Cost $1,394,901)                                          1,802,816
                                                                                                                -----------


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
  PAR/SHARE  SECURITY                                                                                              VALUE
    AMOUNT   DESCRIPTION                                                    RATE               MATURITY           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

                                                                             RATE               MATURITY
             SHORT-TERM INVESTMENT - 6.4%
$3,050,000   Federal Home Loan Bank (Discount Note)                         5.750%              01/02/98          3,049,026
                                                                                                                -----------
             (Cost $3,049,026)

             TOTAL INVESTMENTS - 99.7%
             (Cost $41,255,922)                                                                                  47,702,613

             Other Assets and Liabilities (net) -  0.3%                                                             126,751
                                                                                                                -----------

             TOTAL NET ASSETS - 100.0%                                                                          $47,829,364
                                                                                                                ===========



             PORTFOLIO FOOTNOTES:

             * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

             @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

             +    Zero coupon bond

             (a)  Assets segregated for open futures

             ADR - American Depositary Receipt


                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
            DOMESTIC BONDS AND DEBT SECURITIES - 81.9%
            AEROSPACE & DEFENSE - 3.4%
  $300,000  Sequa Corp. ..............................................      9.625%             10/15/99        $  311,250
   250,000  Sequa Corp. ..............................................      9.375%             12/15/03           259,375
   500,000  Talley Manufacturing & Technical Corp. ...................     10.750%             10/15/03           546,250
                                                                                                               ----------
                                                                                                                1,116,875
                                                                                                               ----------
            AUTOMOTIVE - 1.8%
   200,000  Exide Corp. ..............................................     10.750%             12/15/02           211,740
   200,000  Insilco Corp. ............................................     10.250%             08/15/07           210,500
   200,000  Venture Holdings Trust ...................................      9.750%             04/01/04           196,500
                                                                                                               ----------
                                                                                                                  618,740
                                                                                                               ----------
            BEVERAGES, FOOD & TOBACCO - 0.6%
   150,000  Fleming Companies, Inc. ..................................     10.500%             12/01/04           157,875
    50,000  Fleming Companies, Inc. ..................................     10.625%             07/31/07            53,000
                                                                                                               ----------
                                                                                                                  210,875
                                                                                                               ----------
            BUILDING MATERIALS - 2.6%
   575,000  American Standard, Inc. ..................................     10.875%             05/15/99           606,625
   250,000  Kevco, Inc. (144A) ** ....................................     10.375%             12/01/07           254,063
                                                                                                               ----------
                                                                                                                  860,688
                                                                                                               ----------
            CHEMICALS - 2.9%
   534,000  ISP Holdings, Inc. .......................................      9.750%             02/15/02           566,708
   400,000  Pioneer Americas Acquisition Corp. (Series B) ............      9.250%             06/15/07           405,000
                                                                                                               ----------
                                                                                                                  971,708
                                                                                                               ----------
            COMMERCIAL SERVICES - 1.1%
   350,000  Dyncorp, Inc. ............................................      9.500%             03/01/07           357,000
                                                                                                               ----------

            COMMUNICATIONS - 2.1%
   400,000  Echostar Communications Corp. ............................  0%, 12.88%++           06/01/04           368,000
   400,000  Viatel, Inc. .............................................  0%, 15.00%++           01/15/05           329,000
                                                                                                               ----------
                                                                                                                  697,000
                                                                                                               ----------
            COMPUTER SOFTWARE & PROCESSING - 0.3%
    50,000  Decisionone Corp. ........................................      9.750%             08/01/07            51,625
    50,000  Decisionone Holdings .....................................  0%, 11.50%++           08/01/08            32,250
                                                                                                               ----------
                                                                                                                   83,875
                                                                                                               ----------
            COSMETICS & PERSONAL CARE - 1.5%
   500,000  Revlon Consumer Products Corp. ...........................      9.375%             04/01/01           515,000
                                                                                                               ----------

            ELECTRIC UTILITIES - 3.0%
   500,000  AES Corp. ................................................     10.250%             07/15/06           546,250
   100,000  AES Corp. ................................................      8.375%             08/15/07           100,250
   200,000  El Paso Electric Co. .....................................      8.250%             02/01/03           211,500
   123,695  Midland Cogeneration Venture L.P. ........................     10.330%             07/23/02           133,655
                                                                                                               ----------
                                                                                                                  991,655
                                                                                                               ----------
            ELECTRONICS - 3.4%
   550,000  Communications & Power Corp. .............................     12.000%             08/01/05           616,000
   430,000  Exide Electronics Group ..................................     11.500%             03/15/06           512,775
                                                                                                               ----------
                                                                                                                1,128,775
                                                                                                               ----------
            ENTERTAINMENT & LEISURE - 9.2%
   500,000  Agrosy Gaming ............................................     13.250%             06/01/04           525,000
   300,000  Coast Hotels & Casino ....................................     13.000%             12/15/02           340,500
   400,000  Cobblestone Golf * .......................................     11.500%             06/01/03           434,000
   400,000  Grand Casinos, Inc. ......................................     10.125%             12/01/03           432,000
   650,000  Selmer Co., Inc. .........................................     11.000%             05/15/05           718,250
   450,000  Trump Atlantic City Assoc. ...............................     11.250%             05/01/06           441,000
   189,000  Waterford Gaming LLC .....................................     12.750%             11/15/03           208,373
                                                                                                               ----------
                                                                                                                3,099,123
                                                                                                               ----------



                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

            ENVIRONMENTAL CONTROLS - 0.9%
  $230,000  Envirosource, Inc. .......................................      9.750%             06/15/03        $  231,150
    50,000  Norcal Waste Systems, Inc. ...............................     13.500%             11/15/05            57,750
                                                                                                               ----------
                                                                                                                  288,900
                                                                                                               ----------
            FiNANCIAL SERVICES - 3.3%
   500,000  AmeriCredit Corp. ........................................      9.250%             02/01/04           500,000
   300,000  ContiFinancial Corp. .....................................      8.375%             08/15/03           312,750
    50,000  Superior National Capital Trust, Inc. ....................     10.750%             12/01/17            51,250
   200,000  Trizec Finance Ltd. ......................................     10.875%             10/15/05           225,000
                                                                                                               ----------
                                                                                                                1,089,000
                                                                                                               ----------
            FOOD RETAILERS - 1.9%
   100,000  Jitney-Jungle Stores of America, Inc. ....................     12.000%             03/01/06           114,000
   290,000  Pantry, Inc. (The) .......................................     12.000%             11/15/00           314,650
   200,000  Pantry, Inc. (The) .......................................     10.250%             10/15/07           205,000
                                                                                                               ----------
                                                                                                                  633,650
                                                                                                               ----------
            FOREST PRODUCTS & PAPER - 1.8%
   150,000  Community Distributors (144A) ** .........................     10.250%             10/15/04           153,750
   300,000  SD Warren Co. ............................................     12.000%             12/15/04           334,500
   100,000  Sweetheart Cup ...........................................      9.625%             09/01/00            99,000
                                                                                                               ----------
                                                                                                                  587,250
                                                                                                               ----------
            HEALTH CARE PROVIDERS - 4.9%
   250,000  Fresenius Medical Care AG Preferred ......................      9.000%             12/01/06           259,800
   150,000  Merit Behavioral Care ....................................     11.500%             11/15/05           174,750
   150,000  Paragon Health Networks, Inc. (144A) ** ..................      9.500%             11/01/07           150,375
   450,000  Sun Healthcare Group, Inc. (144A) ** .....................      9.500%             07/01/07           463,500
   250,000  Tenet Healthcare Corp. ...................................      8.625%             12/01/03           265,381
   300,000  Tenet Healthcare Corp. ...................................     10.125%             03/01/05           328,875
                                                                                                               ----------
                                                                                                                1,642,681
                                                                                                               ----------
            HEAVY MACHINERY - 0.3%
   100,000  Terex Corp. ..............................................     13.250%             05/15/02           114,500
                                                                                                               ----------
            INDUSTRIAL - DIVERSIFIED - 1.0%
   100,000  Aetna Industries, Inc. ...................................     11.875%             10/01/06            87,500
   250,000  Fonda Group, Inc. ........................................      9.500%             03/01/07           236,250
                                                                                                               ----------
                                                                                                                  323,750
                                                                                                               ----------
            INSURANCE - 1.5%
   475,000  Americo Life, Inc. .......................................      9.250%             06/01/05           489,250
                                                                                                               ----------

            MEDIA - BROADCASTING & PUBLISHING - 10.7%
   300,000  Cablevision Systems Corp. ................................      7.875%             12/15/07           307,500
   300,000  Cablevision Systems Corp. ................................     10.500%             05/15/16           350,250
   350,000  Capstar Broadcasting Corp. ...............................      9.250%             07/01/07           359,625
   300,000  Century Communications Corp. .............................      8.875%             01/15/07           310,500
   450,000  EZ Communications, Inc. ..................................      9.750%             12/01/05           493,875
   250,000  Gray Communications Systems, Inc. ........................     10.625%             10/01/06           271,875
   425,000  K-III Communications Corp. ...............................     10.250%             06/01/04           456,875
   150,000  Northland Cable Television (144A) ** .....................     10.250%             11/15/07           158,625
   300,000  Pegasus Communications Corp. .............................      9.625%             10/15/05           309,000
   350,000  Young Broadcasting, Inc. .................................     11.750%             11/15/04           389,375
   150,000  Young Broadcasting, Inc. (Series B) ......................      8.750%             06/15/07           149,250
                                                                                                               ----------
                                                                                                                3,556,750
                                                                                                               ----------
            MEDICAL SUPPLIES - 0.4%
   150,000  Imagyn Medical Technologies, Inc. ........................     12.500%             04/01/04           142,875
                                                                                                               ----------



                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

            METALS - 1.3%
  $125,000  LTV Corp. (144A) ** ......................................      8.200%             09/15/07       $   121,875
   300,000  WCI Steel, Inc. (Series B) ...............................     10.000%             12/01/04           307,500
                                                                                                               ----------
                                                                                                                  429,375
                                                                                                               ----------
            OIL & GAS - 8.4%
   350,000  Dawson Production Services, Inc. .........................      9.375%             02/01/07           370,563
   400,000  DI Industries, Inc. ......................................      8.875%             07/01/07           416,000
    50,000  Falcon Drilling Co., Inc. (Series B) .....................      9.750%             01/15/01            52,438
   145,000  Giant Industries, Inc. ...................................      9.750%             11/15/03           149,350
   500,000  Giant Industries, Inc. ...................................      9.000%             09/01/07           500,000
   300,000  KCS Energy, Inc. .........................................     11.000%             01/15/03           331,500
   400,000  National Energy Group ....................................     10.750%             11/01/06           419,000
   550,000  Petroleum Heat & Power Co., Inc. .........................     12.250%             02/01/05           547,250
                                                                                                               ----------
                                                                                                                2,786,101
                                                                                                               ----------
            RETAILERS - 1.3%
   400,000  Cole National Group ......................................      9.875%             12/31/06           430,000
                                                                                                               ----------

            TELEPHONE SYSTEMS - 8.7%
   350,000  Centennial Cellular Corp. ................................     10.125%             05/15/05           381,500
   300,000  Centennial Cellular Corp. ................................      8.875%             11/01/01           309,000
   300,000  Intermedia Communications of Florida, Inc. ...............  0%, 12.50%++           05/15/06           237,000
   150,000  Intermedia Communications of Florida, Inc. ...............     13.500%             06/01/05           183,375
   150,000  Intermedia Communications of Florida, Inc. (Series B) ....  0%, 11.25%++           07/15/07           108,375
   650,000  IXC Communications, Inc. .................................     12.500%             10/01/05           752,371
   250,000  Pricellular Wireless Corp. ...............................     10.750%             11/01/04           271,875
   100,000  Pricellular Wireless Corp. ...............................  0%, 12.25%++           10/01/03           103,000
   100,000  Teleport Communications Group, Inc. ......................  0%, 11.125%++          07/01/07            81,750
   400,000  Teleport Communications Group, Inc. ......................      9.875%             07/01/06           450,000
                                                                                                               ----------
                                                                                                                2,878,246
                                                                                                               ----------
            TEXTILES, CLOTHING & FABRICS - 3.6%
   200,000  Anvil Knitwear, Inc. (Series B) ..........................     10.875%             03/15/07           206,500
   100,000  Collins & Aikman Corp. ...................................     11.500%             04/15/06           113,000
   520,000  Dan River, Inc. ..........................................     10.125%             12/15/03           558,350
    50,000  Pillowtex Corp. (144A) ** ................................      9.000%             12/15/07            51,500
   250,000  Scovill Fasteners, Inc. (144A) ** ........................     11.250%             11/30/07           256,250
                                                                                                               ----------
                                                                                                                1,185,600
                                                                                                               ----------

            Total Domestic Bonds and Debt Securities (Cost $26,207,675)                                        27,229,242
                                                                                                               ----------

            FOREIGN BONDS AND DEBT SECURITIES - 7.8%
            CANADA - 2.3%
   200,000  Doman Industries, Ltd.(U.S.$) (144A) ** .................      9.250%             11/15/07            196,000
   500,000  Fonorola, Inc (U.S.$) ....................................     12.500%            08/15/02            560,000
                                                                                                               ----------
                                                                                                                  756,000
                                                                                                               ----------

            GREAT BRITAIN - 2.2%
   300,000  Diamond Cable Communication Plc (Yankee) .................  0%, 10.75%++           02/15/07           205,500
   100,000  Esprit Telecom Group Plc  (Yankee) .......................     11.500%             12/15/07           103,500
   450,000  International Cabletel, Inc. (U.S.$) .....................  0%, 12.75%++           04/15/05           376,875
   100,000  International Cabletel, Inc. (U.S.$) .....................  0%, 11.50%++           02/01/06            78,125
                                                                                                               ----------
                                                                                                                  764,000
                                                                                                               ----------
            LUXEMBOURG - 2.2%
 1,000,000  Millicom International Cellular S.A. (Yankee) ............  0%, 13.50%++           06/01/06           737,500
                                                                                                               ----------

            NETHERLANDS - 1.1%
   341,000  Fresh Del Monte Produce, Inc (U.S.$) .....................     10.000%             05/01/03           356,345
                                                                                                               ----------

            Total Foreign Bonds and Debt Securities (Cost $2,433,679)                                           2,613,845
                                                                                                               ----------






                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

            EQUITIES - 2.3%
            ELECTRIC UTILITIES - 0.4%
     1,210  El Paso Electric Co. Preferred .............................................................      $   134,310
                                                                                                              -----------

            MEDIA - BROADCASTING & PUBLISHING - 1.9%
       930  American Telecasting, Inc. (Warrants - expiring 06/15/99) ..................................            5,115
       110  Cablevision Systems Corp. Preferred ........................................................           13,145
       538  Time Warner, Inc. Preferred (Series M) .....................................................          605,745
                                                                                                              -----------
                                                                                                                  624,005
                                                                                                              -----------
            MEDICAL SUPPLIES - 0.0%
       150  Urohealth Systems, Inc. (Warrants - expiring 04/01/04) * ...................................            2,250
                                                                                                              -----------

            TELEPHONE SYSTEMS - 0.0%
       350  Intermedia Communications of Florida, Inc. (Warrants - expiring 06/01/00) * ................            8,750
                                                                                                              -----------


            TOTAL Equities (Cost $665,788)                                                                        769,315
                                                                                                              -----------

            REPURCHASE AGREEMENT - 6.8%                                                         MATURITY
            J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due 01/02/98,
            collaterized by U.S. Treasury Bond, $1,745,000 par, 8.50% coupon, due 02/15/20, dated 02/15/90, repurchase proceeds of $2,264,786.
$2,264,000  (Cost $2,264,000).                                                                  01/02/98        2,264,000
                                                                                                              -----------


            TOTAL INVESTMENTS - 98.8%
            (Cost $31,571,142)                                                                                 32,876,402

            Other Assets and Liabilities (net) -  1.2%                                                            386,055
                                                                                                              -----------

            TOTAL NET ASSETS - 100.0%                                                                         $33,262,457
                                                                                                              ===========



            PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

            ** Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

            ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

            Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.




             See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------


            The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1997, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


            PORTFOLIO COMPOSITION BY CREDIT QUALITY
            ----------------------------------------------------------------------------------

            RATINGS                                                              % OF PORTFOLIO

            BB                                                                         20.3
            B                                                                          77.9
            CCC                                                                         1.5
            NR                                                                          0.3
                                                                                    -------
                                                                                      100.0%
                                                                                    -------





            Note:  NR = Not Rated



                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           COMMON AND PREFERRED STOCKS - 3.6%
           BANKING - 0.6%
    9,500  Westpac Banking Strypes Trust ..................................................................   $   318,250
                                                                                                              -----------
           CONTAINERS & PACKAGING - 0.2%
    2,500  Crown Cork & Seal, Inc. Convertible Preferred ..................................................       117,500
                                                                                                              -----------
           FINANCIAL SERVICES - 0.9%
   10,000  Federal-Mogul Financial Trust (144A) ** ........................................................       505,000
                                                                                                              -----------
           INDUSTRIAL - DIVERSIFIED - 0.4%
    3,500  Corning Delaware Convertible Preferred .........................................................       215,688
                                                                                                              -----------
           MEDIA - BROADCASTING & PUBLISHING - 0.6%
    4,000  Evergreen Media Corp. Preferred ................................................................       309,500
                                                                                                              -----------
           OIL & GAS - 0.9%
    5,000  Lomak Petroleum, Inc. (144A) ** ................................................................       236,095
    5,000  Unocal Capital Trust ...........................................................................       279,375
                                                                                                              -----------
                                                                                                                  515,470
                                                                                                              -----------

           TOTAL Common and Preferred Stocks (Cost $1,906,403)                                                  1,981,408
                                                                                                              -----------

           DOMESTIC BONDS AND DEBT SECURITIES - 82.0%
           ADVERTISING - 0.6%
 $100,000  Lamar Advertising .........................................      9.625%             12/01/06           108,250
  150,000  Omnicom Group, Inc. (144A) ** .............................      4.250%             01/03/07           210,257
                                                                                                              -----------
                                                                                                                  318,507
                                                                                                              -----------
           AEROSPACE & DEFENSE - 2.8%
  390,000  BE Aerospace ..............................................      9.875%             02/01/06           413,400
  500,000  Orbital Sciences Corp. ....................................      5.000%             10/01/02           637,865
  500,000  United Defense Industries, Inc. ...........................      8.750%             11/15/07           505,625
                                                                                                              -----------
                                                                                                                1,556,890
                                                                                                              -----------
           AUTOMOTIVE - 0.9%
  500,000  Stanadyne Automotive Corp. (144A) ** ......................     10.250%             12/15/07           503,750
                                                                                                              -----------

           BUILDING MATERIALS - 0.9%
  500,000  Kevco, Inc. (144A) ** .....................................     10.375%             12/01/07           512,500
                                                                                                              -----------

           CHEMICALS - 3.2%
  100,000  Agricultural Mining & Chemical ............................     10.750%             09/30/03           107,500
1,000,000  NL Industries, Inc. .......................................  0%, 13.00%++           10/15/05         1,000,000
  150,000  Pioneer Americas Acquisition Corp. (Series B) .............      9.250%             06/15/07           151,875
  500,000  Sovereign Specialty Chemical (144A) ** ....................      9.500%             08/01/07           515,000
                                                                                                              -----------
                                                                                                                1,774,375
                                                                                                              -----------
           COMMERCIAL SERVICES - 5.5%
  500,000  Corestaff, Inc. Conv. .....................................      2.940%             08/15/04           416,875
  500,000  Dyncorp, Inc. .............................................      9.500%             03/01/07           510,000
  505,000  Interpublic Group Companies (144A) ** .....................      1.800%             09/16/04           415,994
  500,000  Iron Mountain .............................................     10.125%             10/01/06           552,500
  100,000  Outsourcing Solutions, Inc. ...............................     11.000%             11/01/06           111,250
  500,000  Pierce Leahy Corp. ........................................      9.125%             07/15/07           522,500
  500,000  Unicco Service Co. (144A) ** ..............................      9.875%             10/15/07           500,625
                                                                                                              -----------
                                                                                                                3,029,744
                                                                                                              -----------






                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           COMMUNICATIONS - 2.5%
 $500,000  Comcast Cellular Holdings (Series B) ......................      9.500%             05/01/07       $   523,750
  100,000  Frontiervision ............................................     11.000%             10/15/06           111,500
  500,000  NTL, Inc. (Series B) ......................................     10.000%             02/15/07           528,750
  250,000  Synoptics Communications ..................................      5.250%             05/15/03           240,314
                                                                                                              -----------
                                                                                                                1,404,314
                                                                                                              -----------
           COMPUTER SOFTWARE & PROCESSING - 2.2%
  300,000  Automatic Data Processing, Inc. ...........................      +                  02/20/12           238,125
  500,000  Decisionone Corp. .........................................      9.750%             08/01/07           516,250
  500,000  National Data Corp. .......................................      5.000%             11/01/03           478,125
                                                                                                              -----------
                                                                                                                1,232,500
                                                                                                              -----------
           COMPUTERS & INFORMATION - 1.0%
  200,000  EMC Corp. .................................................      3.250%             03/15/02           271,750
  500,000  Hewlett-Packard Co. .......................................      +                  10/14/07           262,500
                                                                                                              -----------
                                                                                                                  534,250
                                                                                                              -----------
           CONTAINERS & PACKAGING - 0.3%
  150,000  U.S. Can Corp. (Series B) .................................     10.125%             10/15/06           159,750
                                                                                                              -----------

           ELECTRIC UTILITIES - 0.2%
  125,000  Cal Energy ................................................      9.500%             09/15/06           137,181
                                                                                                              -----------

           ELECTRONICS - 1.3%
   20,000  Exide Electronics Group ...................................     11.500%             03/15/06            23,850
  250,000  Read-Rite Corp. ...........................................      6.500%             09/01/04           211,250
  500,000  Xilinx, Inc. ..............................................      5.250%             11/01/02           486,875
                                                                                                              -----------
                                                                                                                  721,975
                                                                                                              -----------
           ENTERTAINMENT & LEISURE - 4.6%
  500,000  Aztar Corp. ...............................................     11.000%             10/01/02           518,750
  250,000  Fox Kids Worldwide, Inc. ..................................      9.250%             11/01/07           243,125
  250,000  Majestic Star .............................................     12.750%             05/15/03           271,250
  500,000  Riddell Sports, Inc. ......................................     10.500%             07/15/07           516,250
  500,000  Trump Atlantic City Assoc. ................................     11.250%             05/01/06           490,000
  500,000  Viacom International ......................................      8.000%             07/07/06           506,875
                                                                                                              -----------
                                                                                                                2,546,250
                                                                                                              -----------
           FINANCIAL SERVICES - 2.1%
  250,000  AEI Holding Co. (144A) ** .................................     10.000%             11/15/07           258,750
  200,000  Morgan Stanley, Dean Witter, Discover & Co. ...............      1.500%             07/31/03           191,718
  500,000  Navistar Financial Corp. (Series B) .......................      9.000%             06/01/02           520,625
  150,000  Ocwen Financial Corp. .....................................     11.875%             10/01/03           169,875
                                                                                                              -----------
                                                                                                                1,140,968
                                                                                                              -----------
           FOOD RETAILERS - 0.9%
  500,000  Stater Brothers Holdings, Inc. ............................      9.000%             07/01/04           525,000
                                                                                                              -----------

           FOREST PRODUCTS & PAPER - 1.7%
  500,000  Pacific Lumber Co. ........................................     10.500%             03/01/03           517,500
  100,000  SD Warren Co. .............................................     12.000%             12/15/04           111,500
  300,000  U.S. Timberlands, Inc. (144A) ** ..........................      9.625%             11/15/07           312,000
                                                                                                              -----------
                                                                                                                  941,000
                                                                                                              -----------
           HEALTH CARE PROVIDERS - 2.6%
  500,000  Genesis Eldercare Acquisition .............................      9.000%             08/01/07           490,000
  375,000  Integrated Health Services, Inc. (Series A) ...............     10.250%             04/30/06           399,375
  500,000  Leiner Health Products Group ..............................      9.625%             07/10/07           535,000
                                                                                                              -----------
                                                                                                                1,424,375
                                                                                                              -----------
           HEAVY CONSTRUCTION - 0.7%
  350,000  American Builders & Contractors ...........................     10.625%             05/15/07           365,750
                                                                                                              -----------






                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           HEAVY MACHINERY - 0.2%
 $100,000  Tokheim Corp. (Series B) ..................................     11.500%             08/01/06       $   114,000
                                                                                                              -----------

           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.3%
  500,000  Falcon Building Products, Inc. (Series B) .................  0%, 10.50%++           06/15/07           337,500
  335,000  Interface, Inc. ...........................................      9.500%             11/15/05           360,125
                                                                                                              -----------
                                                                                                                  697,625
                                                                                                              -----------
           HOUSEHOLD PRODUCTS - 0.2%
   97,000  Rayovac Corp. .............................................     10.250%             11/01/06           106,215
                                                                                                              -----------

           INDUSTRIAL - DIVERSIFIED - 2.1%
  500,000  Baker Hughes, Inc. ........................................      +                  05/05/08           430,000
  150,000  Fonda Group, Inc. .........................................      9.500%             03/01/07           141,750
  250,000  Safelite Glass, Inc. (144A) ** ............................      9.875%             12/15/06           267,500
  300,000  Viasystems, Inc. ..........................................      9.750%             06/01/07           311,625
                                                                                                              -----------
                                                                                                                1,150,875
                                                                                                              -----------
           INSURANCE - 1.4%
  250,000  American International Group ..............................      2.250%             07/30/04           252,023
  500,000  Loews Corp. ...............................................      3.125%             09/15/07           503,800
                                                                                                              -----------
                                                                                                                  755,823
                                                                                                              -----------
           MEDIA - BROADCASTING & PUBLISHING - 3.5%
  100,000  Cablevision Systems Corp. .................................      9.250%             11/01/05           106,875
  100,000  Chancellor Radio ..........................................      9.375%             10/01/04           104,250
  500,000  L-3 Communications Corp. (Series B) .......................     10.375%             05/01/07           545,000
  200,000  Price Communications Wireless, Inc. .......................     11.750%             07/15/07           217,500
  500,000  Sinclair Broadcasting Group, Inc. (144A) ** ...............     10.000%             09/30/05           532,500
  250,000  Times Mirror Co. ..........................................      +                  04/15/17           107,188
  350,000  World Color Press, Inc. ...................................      6.000%             10/01/07           332,500
                                                                                                              -----------
                                                                                                                1,945,813
                                                                                                              -----------
           MEDICAL & BIO-TECHNOLOGY - 0.4%
  100,000  LDM Technologies, Inc. ....................................     10.750%             01/15/07           109,500
  135,000  Packard Bioscience Co. (Series B) .........................      9.375%             03/01/07           130,275
                                                                                                              -----------
                                                                                                                  239,775
                                                                                                              -----------
           METALS - 1.7%
  500,000  Armco, Inc. ...............................................      9.000%             09/15/07           488,750
  250,000  Mascotech, Inc. ...........................................      4.500%             12/15/03           220,625
  250,000  WCI Steel, Inc. (Series B) ................................     10.000%             12/01/04           256,250
                                                                                                              -----------
                                                                                                                  965,625
                                                                                                              -----------
           MISCELLANEOUS - 0.2%
  100,000  Prime Succession Acquisition Co. ..........................     10.750%             08/15/04           110,000
                                                                                                              -----------

           OIL & GAS - 9.1%
  500,000  Cross Timbers Oil Co. .....................................      9.250%             04/01/07           520,000
  500,000  Dailey Petroleum Services Corp. (144A) ** .................      9.750%             08/15/07           527,500
  500,000  Flores & Rucks, Inc. ......................................      9.750%             10/01/06           551,875
  400,000  Giant Industries, Inc. ....................................      9.000%             09/01/07           400,000
  500,000  GSI Group, Inc. (144A) ** .................................     10.250%             11/01/07           516,250
  500,000  H.S. Resources, Inc .......................................      9.250%             11/15/06           514,375
  200,000  Lomak Petroleum, Inc. .....................................      8.750%             01/15/07           203,000
  250,000  Newpark Resources, Inc. (144A) ** .........................      8.625%             12/15/07           255,313
  450,000  Pogo Producing Co. (Series B) .............................      8.750%             05/15/07           459,000
  400,000  Swift Energy Co. ..........................................      6.250%             11/15/06           396,500
  500,000  Texaco Capital, Inc. ......................................      3.500%             08/05/04           493,750
  225,000  Vintage Petroleum, Inc. ...................................      8.625%             02/01/09           235,688
                                                                                                              -----------
                                                                                                                5,073,251
                                                                                                              -----------





                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           PHARMACEUTICALS - 1.1%
 $200,000  Alza Corp. ................................................      5.000%             05/01/06       $   212,030
  300,000  SBC Jersey ................................................      2.500%             07/07/02           306,375
  100,000  Synetic, Inc. .............................................      5.000%             02/15/07            85,000
                                                                                                              -----------
                                                                                                                  603,405
                                                                                                              -----------
           RESTAURANTS - 0.2%
  100,000  Ameriking, Inc. (144A) ** .................................     10.750%             12/01/06           105,500
                                                                                                              -----------

           RETAILERS - 1.6%
  250,000  Businessland, Inc. ........................................      5.500%             03/01/07           181,250
  750,000  Costco Companies, Inc. ....................................      +                  08/19/17           447,188
  250,000  Specialty Retailers, Inc. (Series B) ......................      9.000%             07/15/07           256,250
                                                                                                              -----------
                                                                                                                  884,688
                                                                                                              -----------
           TELEPHONE SYSTEMS - 5.8%
  250,000  Hyperion Telecommunications, Inc. (Series B) ..............     12.250%             09/01/04           277,500
  500,000  Intermedia Communications, Inc. ...........................      8.875%             11/01/07           515,000
  500,000  NEXTLINK Communications, Inc. .............................      9.625%             10/01/07           520,000
  250,000  RCN Corp. .................................................  0%, 11.13%++           10/15/07           157,500
  500,000  Telefonica Europe (144A) ** ...............................      2.000%             07/15/02           530,000
1,500,000  Teleport Communications Group, Inc. .......................  0%, 11.13%++           07/01/07         1,226,250
                                                                                                              -----------
                                                                                                                3,226,250
                                                                                                              -----------
           TEXTILES, CLOTHING & FABRICS - 5.1%
  500,000  Delta Mills, Inc. .........................................      9.625%             09/01/07           510,000
  200,000  Dyersburg Corp. (Series B) ................................      9.750%             09/01/07           210,000
  430,000  GFSI, Inc. (Series B) .....................................      9.625%             03/01/07           453,650
  500,000  Guess ?, Inc. .............................................      9.500%             08/15/03           517,500
  500,000  Pillowtex Corp. (144A) ** .................................      9.000%             12/15/07           515,000
  100,000  William Carter ............................................     10.375%             12/01/06           105,500
  500,000  Worldtex, Inc. (144A) ** ..................................      9.625%             12/15/07           515,000
                                                                                                              -----------
                                                                                                                2,826,650
                                                                                                              -----------
           TRANSPORTATION - 0.9%
  500,000  Ryder TRS, Inc. ...........................................     10.000%             12/01/06           503,750
                                                                                                              -----------

           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.2%
1,500,000  Federal National Mortgage Association .....................      8.500%             02/01/05         1,563,276
1,964,669  Federal National Mortgage Association .....................      7.500%             05/01/27         2,010,721
3,500,000  U.S. Treasury Note ........................................      7.500%             05/15/02         3,738,438
                                                                                                              -----------
                                                                                                                7,312,435
                                                                                                              -----------

           Total Domestic Bonds and Debt Securities (Cost $44,419,457)                                         45,450,759
                                                                                                              -----------


           FOREIGN BONDS AND DEBT SECURITIES - 9.4%
           ARGENTINA - 0.6%
  300,000  Comp Nav Perez Companc (U.S.$)  (144A) ** .................      9.000%             01/30/04           305,250
                                                                                                              -----------

           BRAZIL - 0.5%
  300,000  Companhia Energetica Sao Paul (U.S.$) (144A) ** ...........      9.125%             06/26/07           271,500
                                                                                                              -----------

           CANADA - 1.8%
  250,000  Plitt Theaters, Inc. (Yankee) .............................     10.875%             06/15/04           271,250
  500,000  Rogers Cantel, Inc. (Yankee) ..............................      8.300%             10/01/07           498,750
  200,000  Westmin Resources Ltd (Yankee) ............................     11.000%             03/15/07           220,000
                                                                                                              -----------
                                                                                                                  990,000
                                                                                                              -----------
           GREAT BRITAIN - 0.7%
  500,000  Telewest Communications PLC (Yankee) ......................  0%, 11.00%++           10/01/07           390,625
                                                                                                              -----------





                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           MEXICO - 3.9%
 $500,000  Mexican United States (Global) (U.S.$) ....................      9.875%             01/15/07       $   521,750
  300,000  Mexican United States (Series B) (U.S.$) ..................      6.250%             12/31/19           250,500
  250,000  Pepsi-Gemex, S.A. (Series B) (Yankee) .....................      9.750%             03/30/04           258,750
  500,000  Petroleos Mexicanos (U.S.$) ...............................      9.000%             06/01/07           499,350
  500,000  TV Azteca, S.A. (Yankee) ..................................     10.500%             02/15/07           517,500
  150,000  Vicap S.A (U.S.$) .........................................     11.375%             05/15/07           162,000
                                                                                                              -----------
                                                                                                                2,209,850
                                                                                                              -----------
           NETHERLAND ANTILLES - 0.6%
  350,000  Voto-Votorantim O/S Trad (U.S.$) (144A)** ................       8.500%             06/27/05           320,250
                                                                                                              -----------

           NETHERLANDS - 0.4%
  250,000  Indah Kiat International Finance (U.S.$) (Series C) .......     12.500%             06/15/06           233,750
                                                                                                              -----------

           SWITZERLAND - 0.5%
  500,000  Roche Holdings, Inc. (U.S.$) (144A)**  ....................      +                  04/20/10           276,875
                                                                                                              -----------

           VENEZUELA - 0.4%
  250,000  Venezuela (Global) (U.S.$) ................................      9.250%             09/15/27           224,625
                                                                                                              -----------


           Total Foreign Bonds and Debt Securities (Cost $5,115,329)                                            5,222,725
                                                                                                              -----------


           TOTAL INVESTMENTS - 95.0%
           (Cost $51,441,189)                                                                                  52,654,892

           Other Assets and Liabilities (net) -  5.0%                                                           2,757,287
                                                                                                              -----------

           TOTAL NET ASSETS - 100.0%                                                                          $55,412,179
                                                                                                              ===========



           PORTFOLIO FOOTNOTES:

           * Non-income producing security as this stock did not declare or pay dividends in the last
                12 month period.

           ** Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
                These securities have been determined to be liquid under guidelines established by the Board of Trustees.

           +    Zero coupon bond

           ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                Yankee - U.S. Dollar denominated bonds issued by non-U.S.
                companies in the U.S.





                        See notes to financial statements

COVA SERIES TRUST

BOND DEBENTURE PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1997

--------------------------------------------------------------------------------


          The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1997, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


          PORTFOLIO COMPOSITION BY CREDIT QUALITY
          ----------------------------------------------------------------------

          RATINGS                                                 % OF PORTFOLIO

          U.S. Gov't and Agency Obligations                             14.4%
          AAA                                                            1.0
          AA                                                             1.6
          A                                                              4.9
          BBB                                                            2.1
          BB                                                            14.4
          B                                                             61.6
                                                                       -----
                                                                       100.0%
                                                                        -----




                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                           VALUE
DESCRIPTION                                          SHARES       (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.4%
AEROSPACE & DEFENSE - 3.7%
Coltec Industries, Inc. *.....................       2,000    $     46,375
Orbital Sciences Corp *.......................       1,200          35,700
                                                              ------------
                                                                    82,075
                                                              ------------
AUTOMOTIVE - 2.7%
Echlin, Inc...................................       1,200          43,425
Snap-On, Inc..................................         400          17,450
                                                              ------------
                                                                    60,875
                                                              ------------
BANKING - 4.7%
Crestar Financial Corp........................         600          34,200
Cullen/Frost Bankers, Inc.....................         600          36,413
TCF Financial Corp............................       1,000          33,938
                                                              ------------
                                                                   104,551
                                                              ------------
BEVERAGES, FOOD & TOBACCO - 4.1%
Dean Foods Co.................................         500          29,750
Flowers Industries, Inc.......................       1,000          20,563
Universal Foods Corp..........................         900          38,025
                                                              ------------
                                                                    88,338
                                                              ------------
CHEMICALS - 4.4%
Crompton & Knowles Corp.......................       1,400          37,100
Morton International, Inc.....................       1,200          41,250
Witco Corp....................................         500          20,406
                                                              ------------
                                                                    98,756
                                                              ------------
COMMUNICATIONS - 1.4%
Plantronics, Inc. *...........................         800          32,000
                                                              ------------
COMPUTER SOFTWARE & PROCESSING - 2.2%
Adobe Systems, Inc............................       1,200          49,500
                                                              ------------
CONTAINERS & PACKAGING - 1.9%
Ball Corp.....................................       1,200          42,375
                                                              ------------
ELECTRIC UTILITIES - 7.2%
FirstEnergy Corp..............................       1,500          43,500
Niagara Mohawk Power Corp. *..................       4,600          48,300
Northeast Utilities *.........................       3,200          37,800
Sierra Pacific Resources......................         800          30,000
                                                              ------------
                                                                   159,600
                                                              ------------
ELECTRONICS - 1.9%
Perkin-Elmer Corp.............................         600          42,638
                                                               -----------

                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                           VALUE
DESCRIPTION                                          SHARES       (NOTE 1)
--------------------------------------------------------------------------------
Entertainment & Leisure - 2.1%
Hasbro, Inc.....................................     1,500    $     47,250
                                                              ------------
Food Retailers - 1.4%
Dreyers Grand Ice Cream, Inc....................     1,300          31,363
                                                              ------------
Forest Products & Paper - 2.9%
Buckeye Technologies, Inc. *....................     1,000          46,250
Fort James Corp.................................       500          19,125
                                                              ------------
                                                                    65,375
                                                              ------------
Health Care Providers - 6.2%
Humana, Inc. *..................................     2,500          51,875
Sierra Health Services, Inc. *..................     1,300          43,713
Trigon Healthcare, Inc. *.......................     1,600          41,800
                                                              ------------
                                                                   137,388
                                                              ------------
Heavy Machinery - 2.0%
AGCO Corp.......................................     1,500          43,875
                                                              ------------
Household Products - 1.6%
Jostens, Inc....................................     1,500          34,588
                                                              ------------
Insurance - 5.7%
Everest RE Holdings, Inc........................     1,200          49,500
Penncorp Financial Group, Inc...................     1,400          49,963
Transatlantic Holdings, Inc.....................       400          28,600
                                                              ------------
                                                                   128,063
                                                              ------------
Media - Broadcasting & Publishing - 1.8%
TV Azteca, S.A. (ADR) *.........................     1,800          40,613
                                                              ------------
Medical Supplies - 4.5%
Acuson Corp. *..................................     2,500          41,406
Mettler-Toledo International, Inc. *............     1,000          17,250
St. Jude Medical, Inc. *........................     1,400          42,700
                                                              ------------
                                                                   101,356
                                                              ------------
Oil & Gas - 8.1%
NGC Corp........................................     2,800          49,000
Sonat, Inc......................................     1,000          45,750
Southwest Gas Corp..............................     2,200          41,113
Ultramar Diamond Shamrock Corp..................     1,400          44,625
                                                              ------------
                                                                   180,488
                                                              ------------
Pharmaceuticals - 2.1%
Mylan Laboratories, Inc.........................     2,200          46,063
                                                              ------------

                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                           VALUE
DESCRIPTION                                          SHARES       (NOTE 1)
--------------------------------------------------------------------------------
REAL ESTATE - 3.8%
Equity Office Properties Trust (REIT).............   1,300    $     41,031
Healthcare Realty Trust, Inc. (REIT)..............   1,500          43,406
                                                              ------------
                                                                    84,437
                                                              ------------
RESTAURANTS - 2.3%
Tricon Global Restaurants, Inc. *................    1,800          52,313
                                                              ------------
RETAILERS - 9.4%
Office Depot, Inc. *.............................    1,800          43,088
OfficeMax, Inc. *................................    3,300          47,025
Proffitt's, Inc. *...............................    1,700          48,344
Stride Rite Corp.................................    2,000          24,000
Talbots, Inc.....................................    2,600          47,125
                                                              ------------
                                                                   209,582
                                                              ------------
TEXTILES, CLOTHING & FABRICS - 4.3%
Fruit of the Loom, Inc. *........................    1,900          48,688
Polymer Group, Inc. *............................    5,000          47,500
                                                              ------------
                                                                    96,188
                                                              ------------

TOTAL INVESTMENTS - 92.4%
(Cost $2,012,664)                                                2,059,650

Other Assets and Liabilities (net) -  7.6%                         169,258
                                                              ------------

TOTAL NET ASSETS - 100.0%                                     $  2,228,908
                                                              ============


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                   SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS - 90.6%
AUTOMOTIVE - 1.2%
Genuine Parts Co. ..........................................    100               $    3,394
Snap-On, Inc. ..............................................    300                   13,088
                                                                                  ----------
                                                                                      16,482
                                                                                  ----------
BANKING - 12.2%
BankAmerica Corp. ..........................................    200                   14,600
BankBoston Corp. ...........................................    100                    9,394
Chase Manhattan Corp. ......................................    200                   21,900
Citicorp ...................................................    200                   25,288
Comerica, Inc. .............................................    200                   18,050
First Chicago NBD Corp. ....................................    200                   16,700
First Union Corp. ..........................................    300                   15,375
Mellon Bank Corp. ..........................................    300                   18,188
Washington Mutual, Inc. ....................................    400                   25,525
                                                                                  ----------
                                                                                     165,020
                                                                                  ----------
BEVERAGES, FOOD & TOBACCO - 11.6%
Archer-Daniels-Midland Co. .................................    900                   19,519
Conagra, Inc. ..............................................    400                   13,125
CPC International, Inc. ....................................    200                   21,600
Fortune Brands, Inc. .......................................    400                   14,825
Heinz (H.J.), Co. ..........................................    400                   20,325
Philip Morris Companies, Inc. ..............................    300                   13,594
Pioneer Hi-Bred International, Inc. ........................    200                   21,450
RJR Nabisco Holdings Corp., Inc. ...........................    400                   15,000
Sara Lee Corp. .............................................    300                   16,883
                                                                                  ----------
                                                                                     156,321
                                                                                  ----------
CHEMICALS - 4.1%
Air Products & Chemicals, Inc. .............................    200                   16,450
International Flavors & Fragrances, Inc. ...................    300                   15,450
Morton International, Inc. .................................    400                   13,750
Rohm & Haas Co. ............................................    100                    9,575
                                                                                  ----------
                                                                                      55,225
                                                                                  ----------
COMMUNICATIONS - 1.8%
Alltel Corp. ...............................................    600                   24,638
                                                                                  ----------

COMPUTER SOFTWARE & PROCESSING - 0.8%
Cisco Systems, Inc. * ......................................    200                   11,150
                                                                                  ----------

COMPUTERS & INFORMATION - 5.0%
Digital Equipment Corp. * ..................................    200                    7,400
EMC Corp. * ................................................    400                   10,975

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                   SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
COMPUTERS & INFORMATION - CONTINUED
Hewlett-Packard Co. ........................................    100               $    6,250
International Business Machines Corp. ......................    200                   20,913
Seagate Technology, Inc * ..................................    300                    5,775
Sun Microsystems, Inc. * ...................................    400                   15,950
                                                                                  ----------
                                                                                      67,263
                                                                                  ----------
CONTAINERS & PACKAGING - 1.1%
Crown Cork & Seal, Inc. ....................................    300                   15,038
                                                                                  ----------

ELECTRIC UTILITIES - 7.3%
Baltimore Gas and Electric Co. .............................    700                   23,844
Carolina Power & Light Co. .................................    600                   25,463
Cinergy Corp. ..............................................    600                   22,988
FirstEnergy Corp. * ........................................    900                   26,100
                                                                                  ----------
                                                                                      98,395
                                                                                  ----------
ELECTRICAL EQUIPMENT - 1.7%
Emerson Electric Co. .......................................    400                   22,575
                                                                                  ----------

ELECTRONICS - 3.7%
CBS Corporation ............................................    500                   14,719
Intel Corp. ................................................    200                   14,050
Micron Technology, Inc. ....................................    400                   10,400
Motorola, Inc. .............................................    200                   11,413
                                                                                  ----------
                                                                                      50,582
                                                                                  ----------
ENTERTAINMENT & LEISURE - 1.4%
Hasbro, Inc. ...............................................    600                   18,900
                                                                                  ----------

FINANCIAL SERVICES - 3.1%
American General Corp. .....................................    300                   16,219
Morgan Stanley, Dean Witter, Discover & Co. ................    200                   11,825
Providian Financial Corp. ..................................    300                   13,556
                                                                                  ----------
                                                                                      41,600
                                                                                  ----------
FOREST PRODUCTS & PAPER - 3.7%
Bowater, Inc. ..............................................    300                   13,331
Fort James Corp. ...........................................    600                   22,950
Sonoco Products Co. ........................................    400                   13,875
                                                                                  ----------
                                                                                      50,156
                                                                                  ----------
HEALTH CARE PROVIDERS - 2.3%
Humana, Inc. * .............................................    800                   16,600
United Healthcare Corp. ....................................    300                   14,906
                                                                                  ----------
                                                                                      31,506
                                                                                  ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                   SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
HEAVY MACHINERY - 2.6%
Case Corp. .................................................    200               $   12,088
Deere & Co. ................................................    400                   23,325
                                                                                  ----------
                                                                                      35,413
                                                                                  ----------
INDUSTRIAL - DIVERSIFIED - 2.8%
Corning, Inc. ..............................................    300                   11,138
Minnesota Mining & Manufacturing Co. .......................    200                   16,413
Temple Inland, Inc. ........................................    200                   10,463
                                                                                  ----------
                                                                                      38,014
                                                                                  ----------
INSURANCE - 6.0%
Aetna, Inc. ................................................    100                    7,056
Allstate Corp. .............................................    100                    9,088
Chubb Corp. ................................................    300                   22,688
Cigna Corp. ................................................    200                   34,613
Jefferson Pilot Corp. ......................................    100                    7,788
                                                                                  ----------
                                                                                      81,233
                                                                                  ----------
MEDICAL SUPPLIES - 2.0%
Baxter International, Inc. .................................    300                   15,131
St. Jude Medical, Inc. * ...................................    400                   12,200
                                                                                  ----------
                                                                                      27,331
                                                                                  ----------
OIL & GAS - 4.8%
Coastal Corp. ..............................................    200                   12,388
Columbia Gas System, Inc. ..................................    200                   15,713
ENI SPA (ADR) * ............................................    200                   11,413
Mobil Corp. ................................................    200                   14,438
Total S.A. (ADR) ...........................................    200                   11,100
                                                                                  ----------
                                                                                      65,052
                                                                                  ----------
PHARMACEUTICALS - 4.2%
American Home Products Corp. ...............................    300                   22,950
Bristol-Myers Squibb Co. ...................................    200                   18,925
SmithKline Beecham Plc (ADR) ...............................    300                   15,431
                                                                                  ----------
                                                                                      57,306
                                                                                  ----------
RESTAURANTS - 1.1%
Tricon Global Restaurants, Inc. * ..........................    500                   14,531
                                                                                  ----------

RETAILERS - 1.7%
Kimberly-Clark Corp. .......................................    200                    9,863
Toys "R" Us, Inc. * ........................................    400                   12,575
                                                                                  ----------
                                                                                      22,438
                                                                                  ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                    SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 2.6%
Bell Atlantic Corp. ........................................    100               $    9,100
Bellsouth Corp. ............................................    200                   11,263
SBC Communications, Inc. ...................................    200                   14,650
                                                                                  ----------
                                                                                      35,013
                                                                                  ----------
TEXTILES, CLOTHING & FABRICS - 1.8%
Fruit of the Loom, Inc. * ..................................    400                   10,250
VF Corp. ...................................................    300                   13,781
                                                                                  ----------
                                                                                      24,031
                                                                                  ----------

TOTAL INVESTMENTS - 90.6%
(Cost $1,218,629)                                                                  1,225,213

Other Assets and Liabilities (net) -  9.4%                                           127,797
                                                                                  ----------

TOTAL NET ASSETS - 100.0%                                                         $1,353,010
                                                                                  ==========


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt



                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------
SECURITY                                                                          VALUE
DESCRIPTION                                                SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------

COMMON STOCKS - 90.9%
AEROSPACE & DEFENSE - 4.3%
Orbital Sciences Corp. * ..............................     2,500               $   74,375
                                                                                ----------

APPAREL RETAILERS - 3.2%
Stage Stores, Inc. * ..................................     1,500                   56,063
                                                                                ----------

BUILDING MATERIALS - 1.4%
Park-Ohio Industries * ................................     1,300                   23,725
                                                                                ----------

COMMERCIAL SERVICES - 12.2%
Amor Holdings, Inc. * .................................     1,900                   21,138
Butler International, Inc. * ..........................     1,500                   26,250
Computer Learning Centers, Inc. * .....................     1,100                   67,375
G & K Services, Inc. Class A ..........................       800                   33,600
Kroll-O'Gara Co. (The) * ..............................     1,600                   28,200
M/A/R/C, Inc ..........................................     1,000                   18,000
SOS Staffing Services, Inc. * .........................       900                   16,984
                                                                                ----------
                                                                                   211,547
                                                                                ----------
COMMUNICATIONS - 3.7%
Plantronics, Inc. * ...................................     1,600                   64,000
                                                                                ----------

COMPUTER SOFTWARE & PROCESSING - 11.8%
Accer8 Technology Corp. * .............................       900                   24,300
AlphaNet Solutions, Inc. * ............................     1,500                   17,250
Information Management Resources, Inc. * ..............     2,300                   86,250
INTERSOLV, Inc. * .....................................     1,200                   24,300
Mastech Corp. * .......................................       600                   19,050
The Learning Co., Inc. * ..............................     2,100                   33,731
                                                                                ----------
                                                                                   204,881
                                                                                ----------
COMPUTERS & INFORMATION - 2.9%
Infocus Systems, Inc. * ...............................     1,200                   36,450
MICROS Systems, Inc. * ................................       300                   13,500
                                                                                ----------
                                                                                    49,950
                                                                                ----------
ELECTRICAL EQUIPMENT - 2.0%
Advanced Lighting Technolgies, Inc ....................       900                   17,100
Chicago Miniature Lamp, Inc ...........................       500                   16,875
                                                                                ----------
                                                                                    33,975
                                                                                ----------
ELECTRONICS - 9.4%
ADFlex Solutions, Inc. * ..............................       900                   14,513
CellStar Corp. * ......................................     2,200                   43,725

                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                 SHARES                (NOTE 1)
-------------------------------------------------------------------------------------------


ELECTRONICS - CONTINUED
Fluke Corp ............................................       800               $   20,850
Lecroy Corp. * ........................................       500                   15,125
LTX Corp. * ...........................................     2,700                   11,981
Technitrol, Inc .......................................     1,900                   57,000
                                                                                ----------
                                                                                   163,194
                                                                                ----------
FOOD RETAILERS - 1.4%
Dreyers Grand Ice Cream, Inc ..........................     1,000                   24,125
                                                                                ----------

HEALTH CARE PROVIDERS - 6.4%
Counsel Corp. * .......................................     1,900                   24,700
Healthcare Services Group, Inc. * .....................     2,000                   25,250
Hooper Holmes, Inc ....................................     2,100                   30,581
Horizon Health Corp. * ................................     1,300                   30,225
                                                                                ----------
                                                                                   110,756
                                                                                ----------
HEAVY MACHINERY - 1.0%
JLG Industries, Inc ...................................     1,300                   18,363
                                                                                ----------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.8%
McGrath Rentcorp ......................................     2,700                   66,150
                                                                                ----------

MEDICAL SUPPLIES - 8.5%
Arrow International, Inc ..............................       700                   25,900
Hologic, Inc. * .......................................     1,700                   35,169
Life Technologies, Inc ................................       800                   26,600
Maxxim Medical, Inc. * ................................     1,300                   28,275
Orthofix International, N.V. * ........................     1,300                   15,275
Protocol Systems, Inc. * ..............................     1,600                   16,100
                                                                                ----------
                                                                                   147,319
                                                                                ----------
METALS - 2.3%
Matthews International Corp. Class A ..................       900                   39,600
                                                                                ----------

OIL & GAS - 12.3%
Core Laboratories N.V. * ..............................     1,600                   28,900
Dawson Production Services, Inc. * ....................     1,800                   31,275
Edge Petroleum Corp. * ................................     2,000                   23,000
Friede Goldman International, Inc. * ..................       300                    8,963
Harken Energy Corp. * .................................     4,500                   31,500
Seitel, Inc. * ........................................       900                   15,413
Stone Energy Corp. * ..................................       800                   26,800
Vintage Petroleum, Inc ................................     2,500                   47,500
                                                                                ----------
                                                                                   213,351
                                                                                ----------

                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------
SECURITY                                                                          VALUE
DESCRIPTION                                                 SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------

PHARMACEUTICALS - 0.4%
Kos Pharmaceuticals, Inc. * ...........................       500               $    7,719
                                                                                ----------

RETAILERS - 1.8%
Ames Department Stores, Inc. * ........................     1,800                   31,500
                                                                                ----------

TEXTILES, CLOTHING & FABRICS - 2.1%
Kenneth Cole Productions, Inc. Class A * ..............     1,000                   16,063
Tarrant Apparel Group * ...............................     1,300                   20,313
                                                                                ----------
                                                                                    36,376
                                                                                ----------

TOTAL INVESTMENTS - 90.9%
(Cost $1,568,464)                                                                1,576,969

Other Assets and Liabilities (net) -  9.1%                                         157,181
                                                                                ----------

TOTAL NET ASSETS - 100.0%                                                       $1,734,150
                                                                                ==========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.


                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                           VALUE
  AMOUNT    DESCRIPTION                                                                       (NOTE 1)
--------------------------------------------------------------------------------------------------------

            COMMON STOCKS - 50.5%
            AUTOMOTIVE - 0.5%
       150  Echlin, Inc. ................................................................    $    5,428
        20  Goodyear Tire & Rubber Co. ..................................................         1,273
                                                                                             ----------
                                                                                                  6,701
                                                                                             ----------
            BANKING - 3.6%
       300  Banc One Corp. ..............................................................        16,294
       100  Chase Manhattan Corp. .......................................................        10,950
       130  Crestar Financial Corp. .....................................................         7,410
       300  First Union Corp. ...........................................................        15,375
        38  Southtrust Corp. ............................................................         2,411
                                                                                             ----------
                                                                                                 52,440
                                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 3.8%
       675  IBP, Inc. ...................................................................        14,133
       390  Pepsico, Inc. ...............................................................        14,211
       280  Philip Morris Companies, Inc. ...............................................        12,681
       325  Sysco Corp. .................................................................        14,808
                                                                                             ----------
                                                                                                 55,833
                                                                                             ----------
            BUILDING MATERIALS - 0.8%
       410  Sherwin Williams Co. ........................................................        11,378
                                                                                             ----------

            CHEMICALS - 2.1%
       325  Praxair, Inc. ...............................................................        14,625
       610  Solutia, Inc. ...............................................................        16,279
                                                                                             ----------
                                                                                                 30,904
                                                                                             ----------
            COMMERCIAL SERVICES - 2.0%
       485  Cendant Corp. * .............................................................        16,672
       230  Ecolab, Inc. ................................................................        12,751
                                                                                             ----------
                                                                                                 29,423
                                                                                             ----------
            COMMUNICATIONS - 0.8%
       234  Tellabs, Inc. * .............................................................        12,373
                                                                                             ----------

            COMPUTER SOFTWARE & PROCESSING - 6.0%
       210  Automatic Data Processing, Inc. .............................................        12,889
       270  Computer Associates International, Inc. .....................................        14,276
       600  First Data Corp. ............................................................        17,550
       100  Microsoft Corp. * ...........................................................        12,925
       335  Networks Associates, Inc. * .................................................        17,713
       475  Oracle Corp. * ..............................................................        10,598
                                                                                             ----------
                                                                                                 85,951
                                                                                             ----------
            CONTAINERS & PACKAGING - 1.9%
       350  Avery-Dennison Corp. ........................................................        15,663
       230  Crown Cork & Seal, Inc. .....................................................        11,529
                                                                                             ----------
                                                                                                 27,192
                                                                                             ----------
            COSMETICS & PERSONAL CARE - 0.4%
       117  Estee Lauder Companies - Class A ............................................         6,018
                                                                                             ----------

            ELECTRIC UTILITIES - 1.3%
       190  Baltimore Gas and Electric Co. ..............................................         6,472
       240  Central & South West Corp. ..................................................         6,495
       150  Western Resources, Inc. .....................................................         6,450
                                                                                             ----------
                                                                                                 19,417
                                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                           VALUE
  AMOUNT    DESCRIPTION                                                                       (NOTE 1)
--------------------------------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT - 2.3%
       250  Applied Materials, Inc. * ...................................................    $    7,531
       185  General Electric Co. ........................................................        13,574
       130  Grainger (W.W.), Inc. .......................................................        12,634
                                                                                             ----------
                                                                                                 33,739
                                                                                             ----------
            ELECTRONICS - 1.5%
       203  Analog Devices, Inc. * ......................................................         5,621
       280  Motorola, Inc. ..............................................................        15,978
                                                                                             ----------
                                                                                                 21,599
                                                                                             ----------
            FINANCIAL SERVICES - 2.1%
       470  Green Tree Financial Corp. ..................................................        12,308
       118  SLM Holding Corp. ...........................................................        16,417
       160  United Companies Financial Corp. ............................................         2,480
                                                                                             ----------
                                                                                                 31,205
                                                                                             ----------
            FOREST PRODUCTS & PAPER - 0.6%
       310  Mead Corp. ..................................................................         8,680
                                                                                             ----------

            HEALTH CARE PROVIDERS - 0.7%
       360  Columbia/HCA Healthcare Corp. ...............................................        10,665
                                                                                             ----------

            HOUSEHOLD PRODUCTS - 0.9%
       300  Newell Co. ..................................................................        12,750
                                                                                             ----------

            INDUSTRIAL - DIVERSIFIED - 1.8%
       196  Baker Hughes, Inc. ..........................................................         8,551
       380  Millipore Corp. .............................................................        12,896
       225  Republic Industries, Inc. * .................................................         5,245
                                                                                             ----------
                                                                                                 26,692
                                                                                             ----------
            INSURANCE - 0.9%
       180  PMI Group, Inc. (The) .......................................................        13,016
                                                                                             ----------

            MEDICAL SUPPLIES - 0.3%
       160  Bard (C.R.), Inc. ...........................................................         5,010
                                                                                             ----------

            METALS - 0.5%
       180  UCAR International, Inc. * ..................................................         7,189
                                                                                             ----------

            OIL & GAS - 3.1%
       390  Dresser Industries, Inc. ....................................................        16,356
       690  Union Texas Petroleum Holdings, Inc. ........................................        14,361
       400  Vastar Resources, Inc. ......................................................        14,300
                                                                                             ----------
                                                                                                 45,017
                                                                                             ----------
            PHARMACEUTICALS - 6.5%
       160  Allergan, Inc. ..............................................................         5,370
       210  American Home Products Corp. ................................................        16,065
       155  Bristol-Myers Squibb Co. ....................................................        14,667
       170  Eli Lilly & Co. .............................................................        11,836
       170  Merck & Co., Inc. ...........................................................        18,063
       240  Schering-Plough Corp. .......................................................        14,910
       260  SmithKline Beecham Plc (ADR) ................................................        13,374
                                                                                             ----------
                                                                                                 94,285
                                                                                             ----------
            RESTAURANTS - 0.4%
       210  Tricon Global Restaurants, Inc. * ...........................................         6,103
                                                                                             ----------


                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                           VALUE
  AMOUNT    DESCRIPTION                                                                       (NOTE 1)
--------------------------------------------------------------------------------------------------------

            RETAILERS - 4.5%
       340  Albertson's, Inc. ...........................................................    $   16,108
       320  Consolidated Stores Corp. * .................................................        14,060
       200  J.C. Penney Co., Inc. .......................................................        12,063
       430  Pep Boys - Manny, Moe & Jack ................................................        10,266
       340  Wal-Mart Stores, Inc. .......................................................        13,409
                                                                                             ----------
                                                                                                 65,906
                                                                                             ----------
            TELEPHONE SYSTEMS - 0.4%
       250  Frontier Corp. ..............................................................         6,016
                                                                                             ----------

            TRANSPORTATION - 0.8%
       125  Burlington Northern Santa Fe Corp. ..........................................        11,617
                                                                                             ----------


            Total Common Stocks (Cost $701,774) .........................................       737,119
                                                                                             ----------

            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 13.0%    COUPON   MATURITY
                                                                         ------   --------
   $49,570  Federal Home Loan Mortgage Corp. ........................    6.500%   01/01/12       49,709
    47,578  Federal National Mortgage Association ...................    6.000%   03/01/11       46,865
    44,505  Government National Mortgage Association ................    6.500%   03/15/24       44,074
    49,641  Government National Mortgage Association ................    7.000%   07/20/27       49,766
                                                                                             ----------
            Total Mortgage Backed Securities (Cost $186,375)                                    190,414
                                                                                             ----------

            U.S. TREASURY SECURITIES - 25.1%
    50,000  U.S. Treasury Note                                           6.375%   05/15/00       50,766
   100,000  U.S. Treasury Note                                           6.375%   08/15/02      102,625
   100,000  U.S. Treasury Note                                           7.250%   05/15/04      107,969
   100,000  U.S. Treasury Note                                           6.625%   05/15/07      105,906
                                                                                             ----------
            Total U.S. Treasury Securities (Cost $361,726)                                      367,266
                                                                                             ----------

            TOTAL INVESTMENTS - 88.6%
            (Cost $1,249,875)                                                                 1,294,799

            Other Assets and Liabilities (net) -  11.4%                                         166,251
                                                                                             ----------

            TOTAL NET ASSETS - 100.0%                                                        $1,461,050
                                                                                             ==========


            PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

            ADR - American Depositary Receipt


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                                  SHARES      (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 94.3%
BANKING - 4.7%
Associated Banc-Corp ...................................       267  $     14,718
Bank United Corp. ......................................       400        19,575
CCB Financial Corp. ....................................       150        16,125
St. Paul Bancorp, Inc. .................................       450        11,813
                                                                    ------------
                                                                          62,231
                                                                    ------------
BEVERAGES, FOOD & TOBACCO - 4.7%
Canandaigua Wine Co. Inc. Class A * ....................       500        27,688
Hormel Foods Corp. .....................................       500        16,375
Performance Food Group Co. * ...........................       746        17,718
                                                                    ------------
                                                                          61,781
                                                                    ------------
BUILDING MATERIALS - 0.8%
Barnett, Inc. * ........................................       500        11,000
                                                                    ------------
CHEMICALS - 8.2%
Cytec Industries, Inc. * ...............................       300        14,081
Hanna (M. A.) Co. ......................................     1,000        25,250
International Specialty Products, Inc. *................       800        11,950
Minerals Technologies, Inc. ............................       600        27,253
OM Group, Inc. .........................................       350        12,819
RPM, Inc. ..............................................     1,125        17,156
                                                                    ------------
                                                                         108,509
                                                                    ------------
COAL - 1.0%
Zeigler Coal Holding Co. ...............................       800        13,050
                                                                    ------------
COMMERCIAL SERVICES - 3.3%
IntelliQuest Information Group, Inc. * .................       850        11,263
Interim Services, Inc. * ...............................       400        10,350
Rental Service Corp. * .................................       500        12,281
Unitog Co. .............................................       450        10,013
                                                                    ------------
                                                                          43,907
                                                                    ------------
COMPUTER SOFTWARE & PROCESSING - 11.3%
Active Voice Corp. * ...................................       600         7,500
Cognos, Inc. * .........................................     1,100        25,300
Cotelligent Group, Inc. * ..............................       800        15,300
National Data Corp. ....................................       800        28,900
Networks Associates, Inc. * ............................       467        24,693
SPSS, Inc. * ...........................................       800        15,400
Sungard Data Systems, Inc. * ...........................       800        24,800
SystemSoft Corp. * .....................................     1,172         7,472
                                                                    ------------
                                                                         149,365
                                                                    ------------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                                SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMPUTERS & INFORMATION - 1.8%
Zebra Technologies Corp. Class A * ...................      800     $     23,800
                                                                    ------------
CONTAINERS & PACKAGING - 0.8%
AptarGroup, Inc. .....................................      200           11,100
                                                                    ------------
COSMETICS & PERSONAL CARE - 1.4%
Cole National Corp. Class A * ........................      600           17,963
                                                                    ------------
ELECTRIC UTILITIES - 0.9%
Central Louisiana Electric, Inc. .....................      350           11,331
                                                                    ------------
ELECTRICAL EQUIPMENT - 1.1%
Hubbell, Inc. Class B ................................      300           14,794
                                                                    ------------
ELECTRONICS - 2.9%
CFM Technologies, Inc. * .............................      662           10,178
Komag, Inc. * ........................................      816           12,138
SBS Technologies, Inc. * .............................      600           16,275
                                                                    ------------
                                                                          38,591
                                                                    ------------
FINANCIAL SERVICES - 4.8%
Aames Financial Corp. ................................      550            7,116
Finova Group, Inc ....................................      300           14,906
Money Store, Inc. (The) ..............................      700           14,700
Resource Bancshares Mortgage Group, Inc...............      735           11,990
Southern Pacific Funding Corp. * .....................      900           11,813
United Companies Financial Corp. .....................      208            3,224
                                                                    ------------
                                                                          63,749
                                                                    ------------
FOREST PRODUCTS & PAPER - 0.8%
Caraustar Industries, Inc. ...........................      300           10,275
                                                                    ------------
HEALTH CARE PROVIDERS - 4.3%
Apria Healthcare Group * .............................    1,000           13,438
Beverly Enterprises, Inc. * ..........................      700            9,100
Integrated Health Services, Inc. .....................      550           17,153
Sun Healthcare Group, Inc. * .........................      900           17,438
                                                                    ------------
                                                                          57,129
                                                                    ------------
HEAVY MACHINERY - 4.0%
Albany International Corp. Class A ...................      550           12,650
DT Industries, Inc. ..................................      400           13,600
Kulicke & Soffa Industries, Inc. * ...................      900           16,763
Tecumseh Products Co. Class A ........................      200            9,750
                                                                    ------------
                                                                          52,763
                                                                    ------------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                                 SHARES       (NOTE 1)
--------------------------------------------------------------------------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.9%
Furniture Brands International, Inc. * ................      600    $     12,300
                                                                    ------------
HOUSEHOLD PRODUCTS - 2.8%
Blyth Industries, Inc. * ..............................      600          17,963
Samsonite Corp. * .....................................      600          18,975
                                                                    ------------
                                                                          36,938
                                                                    ------------
INDUSTRIAL - DIVERSIFIED - 0.9%
Lydall, Inc. * ........................................      600          11,700
                                                                    ------------
INSURANCE - 2.8%
CMAC Investment Corp. .................................      300          18,113
HCC Insurance Holdings, Inc. ..........................      900          19,125
                                                                    ------------
                                                                          37,238
                                                                    ------------
MEDICAL SUPPLIES - 5.2%
DENTSPLY International, Inc. ..........................      600          18,300
Fisher Scientific International, Inc. .................      400          19,100
Hanger Orthopedic Group, Inc. * .......................      700           9,013
Lunar Corp. * .........................................      500          10,250
ResMed, Inc. * ........................................      400          11,250
                                                                    ------------
                                                                          67,913
                                                                    ------------
METALS - 2.0%
AK Steel Holding Corp. ................................      800          14,150
J&L Specialty Steel, Inc. .............................    1,200          12,075
                                                                    ------------
                                                                          26,225
                                                                    ------------
OIL & GAS - 6.1%
Global Industries Ltd. * ..............................    1,000          17,000
Ocean Energy, Inc. * ..................................      450          22,191
Swift Energy Co. * ....................................      580          12,210
Union Texas Petroleum Holdings, Inc. ..................      700          14,569
United Meridian Corp. * ...............................      500          14,063
                                                                    ------------
                                                                          80,033
                                                                    ------------
PHARMACEUTICALS - 4.9%
Allergan, Inc. ........................................      600          20,138
Penederm, Inc. * ......................................      800           8,000
PharMerica, Inc. ......................................    1,118          11,599
R. P. Scherer Corp. * .................................      400          24,400
                                                                    ------------
                                                                          64,137
                                                                    ------------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                                SHARES       (NOTE 1)
--------------------------------------------------------------------------------

RETAILERS - 3.5%
Bombay Co., Inc. (The) * ............................      1,400    $      6,475
Brinker International, Inc. * .......................        800          12,800
Discount Auto Parts, Inc. * .........................        550          10,519
Marks Brothers Jewelers, Inc. * .....................      1,000          16,500
                                                                    ------------
                                                                          46,294
                                                                    ------------
TELEPHONE SYSTEMS - 3.8%
Arch Communications Group, Inc. * ...................      1,500           7,688
IXC Communications, Inc. * ..........................        650          20,394
Mobile Telecommunications Technologies Corp. *.......      1,027          22,594
                                                                    ------------
                                                                          50,676
                                                                    ------------
TEXTILES, CLOTHING & FABRICS - 1.8%
Donna Karan International, Inc. * ...................        900          11,588
Kellwood Co. ........................................        400          12,000
                                                                    ------------
                                                                          23,588
                                                                    ------------
TRANSPORTATION - 2.8%
Hub Group, Inc. Class A * ...........................        500          14,875
Simon Transportation Services, Inc. * ...............        400           9,600
USFreightways Corp. .................................        400          13,000
                                                                    ------------
                                                                          37,475
                                                                    ------------
TOTAL INVESTMENTS - 94.3%
(Cost $1,243,256)                                                      1,245,855

Other Assets and Liabilities (net) -  5.7%                                75,090
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                           $  1,320,945
                                                                    ============



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------

COMMON STOCKS - 94.5%
AUTOMOTIVE - 4.5%
Chrysler Corp. ..........................................     610       $     21,464
Echlin, Inc. ............................................     840             30,398
Goodyear Tire & Rubber Co. ..............................     370             23,541
                                                                           ---------
                                                                              75,403
                                                                           ---------
BANKING - 23.0%
Banc One Corp. ..........................................     560             30,415
Chase Manhattan Corp. ...................................     300             32,850
Comerica, Inc. ..........................................     300             27,075
Corestates Financial Corp. ..............................     420             33,626
Crestar Financial Corp. .................................     580             33,060
First Union Corp. .......................................     650             33,313
KeyCorp .................................................     450             31,866
Mellon Bank Corp. .......................................     590             35,769
National City Corp. .....................................     520             34,190
PNC Bank Corp. ..........................................     670             38,232
U.S. Bancorp ............................................     280             31,343
Wachovia Corp. ..........................................     360             29,205
                                                                           ---------
                                                                             390,944
                                                                           ---------
BEVERAGES, FOOD & TOBACCO - 5.0%
IBP, Inc. ...............................................     840             17,581
Philip Morris Companies, Inc. ...........................     720             32,625
Sara Lee Corp. ..........................................     600             33,788
                                                                           ---------
                                                                              83,994
                                                                           ---------
BUILDING MATERIALS - 1.8%
Sherwin Williams Co. ....................................   1,080             29,970
                                                                           ---------
CHEMICALS - 3.9%
PPG Industries, Inc. ....................................     390             22,279
Praxair, Inc. ...........................................     380             17,100
RPM, Inc. ...............................................     713             10,866
Solutia, Inc. ...........................................     600             16,013
                                                                           ---------
                                                                              66,258
                                                                           ---------
COMMERCIAL SERVICES - 1.0%
Ecolab, Inc. ............................................     305             16,908
                                                                           ---------

CONTAINERS & PACKAGING - 2.3%
Avery-Dennison Corp. ....................................     440             19,690
Crown Cork & Seal, Inc. .................................     370             18,546
                                                                           ---------
                                                                              38,236
                                                                           ---------

                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 6.0%
Baltimore Gas and Electric Co. ..........................     780       $     26,569
Central & South West Corp. ..............................     845             22,868
Scana Corp. .............................................     840             25,148
Union Electric Co. ......................................     610             26,383
                                                                           ---------
                                                                             100,968
                                                                           ---------
ELECTRICAL EQUIPMENT - 1.7%
Grainger (W.W.), Inc. ...................................     290             28,184
                                                                           ---------

ELECTRONICS - 1.3%
Motorola, Inc. ..........................................     380             21,684
                                                                           ---------

FINANCIAL SERVICES - 4.6%
Federal National Mortgage Association ...................     650             37,091
Green Tree Financial Corp. ..............................     680             17,808
SLM Holding Corp. .......................................     110             15,304
United Companies Financial Corp. ........................     420              6,510
                                                                           ---------
                                                                              76,713
                                                                           ---------
FOREST PRODUCTS & PAPER - 2.3%
Consolidated Papers, Inc. ...............................     420             22,418
Mead Corp. ..............................................     560             15,680
                                                                           ---------
                                                                              38,098
                                                                           ---------
HEALTH CARE PROVIDERS - 0.9%
Columbia/HCA Healthcare Corp. ...........................     495             14,664
                                                                           ---------

HOUSEHOLD PRODUCTS - 2.0%
Newell Co. ..............................................     800             34,000
                                                                           ---------

INDUSTRIAL - DIVERSIFIED - 1.3%
Millipore Corp. .........................................     630             21,381
                                                                           ---------

INSURANCE - 1.4%
PMI Group, Inc. (The) ...................................     330             23,863
                                                                           ---------

MEDICAL SUPPLIES - 1.4%
Bard (C.R.), Inc. .......................................     750             23,484
                                                                           ---------

OIL & GAS - 5.6%
Atlantic Richfield Co. ..................................     350             28,044
Dresser Industries, Inc. ................................     860             36,066
Tidewater, Inc. .........................................      70              3,859
Union Texas Petroleum Holdings, Inc. ....................   1,300             27,056
                                                                           ---------
                                                                              95,025
                                                                           ---------

                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------
PHARMACEUTICALS - 11.7%
Abbott Laboratories .....................................     480       $     31,470
Allergan, Inc. ..........................................     750             25,172
American Home Products Corp. ............................     525             40,163
Bristol-Myers Squibb Co. ................................     400             37,850
Schering-Plough Corp. ...................................     510             31,684
SmithKline Beecham Plc (ADR) ............................     580             29,834
                                                                           ---------
                                                                             196,173
                                                                           ---------
REAL ESTATE - 2.5%
Nationwide Health Properties, Inc. (REIT) ...............     790             20,145
Prentiss Properties Trust (REIT) ........................     780             21,791
                                                                           ---------
                                                                              41,936
                                                                           ---------
RETAILERS - 4.5%
Albertson's, Inc. .......................................     620             29,373
J.C. Penney Co., Inc. ...................................     540             32,569
Pep Boys - Manny, Moe & Jack ............................     595             14,206
                                                                           ---------
                                                                              76,148
                                                                           ---------
TELEPHONE SYSTEMS - 4.1%
Frontier Corp. ..........................................   1,415             34,048
U.S. West Communications Group ..........................     760             34,295
                                                                           ---------
                                                                              68,343
                                                                           ---------
TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp. ......................     310             28,811
                                                                           ---------


TOTAL INVESTMENTS - 94.5%
(Cost $1,468,437)                                                          1,591,188

Other Assets and Liabilities (net) -  5.5%                                    92,123
                                                                           ---------

TOTAL NET ASSETS - 100.0%                                               $  1,683,311
                                                                           =========


PORTFOLIO FOOTNOTES:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust


                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

COMMON STOCKS - 92.8%
AUTOMOTIVE - 0.9%
Echlin, Inc. ....................................      620         $    22,436
                                                                   -----------

BANKING - 7.1%
Banc One Corp. ..................................      800              43,450
Chase Manhattan Corp. ...........................      415              45,443
Crestar Financial Corp. .........................      490              27,930
First Union Corp. ...............................      860              44,075
Southtrust Corp. ................................      122               7,739
                                                                   -----------
                                                                       168,637
                                                                   -----------
BEVERAGES, FOOD & TOBACCO - 7.4%
IBP, Inc. .......................................    2,000              41,875
Pepsico, Inc. ...................................    1,265              46,093
Philip Morris Companies, Inc. ...................      980              44,402
Sysco Corp. .....................................      980              44,651
                                                                   -----------
                                                                       177,021
                                                                   -----------
BUILDING MATERIALS - 1.6%
Sherwin Williams Co. ............................    1,400              38,850
                                                                   -----------

CHEMICALS - 3.8%
Praxair, Inc. ...................................      975              43,875
Solutia, Inc. ...................................    1,775              47,370
                                                                   -----------
                                                                        91,245
                                                                   -----------
COMMERCIAL SERVICES - 2.9%
Cendant Corp. * .................................    1,350              46,406
Ecolab, Inc. ....................................      400              22,175
                                                                   -----------
                                                                        68,581
                                                                   -----------
COMMUNICATIONS - 1.9%
Tellabs, Inc. * .................................      850              44,944
                                                                   -----------

COMPUTER SOFTWARE & PROCESSING - 9.7%
Automatic Data Processing, Inc. .................      765              46,952
Computer Associates International, Inc. .........      900              47,588
First Data Corp. ................................    1,655              48,409
Microsoft Corp. * ...............................      175              22,619
Network Associates, Inc. * ......................      420              22,208
Oracle Corp. * ..................................    2,000              44,625
                                                                   -----------
                                                                       232,401
                                                                   -----------
CONTAINERS & PACKAGING - 3.7%
Avery-Dennison Corp. ............................    1,050              46,988
Crown Cork & Seal, Inc. .........................      825              41,353
                                                                   -----------
                                                                        88,341
                                                                   -----------

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

COSMETICS & PERSONAL CARE - 0.9%
Estee Lauder Companies - Class A ................      400         $    20,575
                                                                   -----------

ELECTRIC UTILITIES - 3.4%
Baltimore Gas and Electric Co. ..................    1,075              36,617
Central & South West Corp. ......................    1,300              35,181
Western Resources, Inc. .........................      200               8,600
                                                                   -----------
                                                                        80,398
                                                                   -----------
ELECTRICAL EQUIPMENT - 4.6%
Applied Materials, Inc. * .......................      750              22,594
General Electric Co. ............................      600              44,025
Grainger (W.W.), Inc. ...........................      450              43,734
                                                                   -----------
                                                                       110,353
                                                                   -----------
ELECTRONICS - 2.6%
Analog Devices, Inc. * ..........................      664              18,385
Motorola, Inc. ..................................      775              44,223
                                                                   -----------
                                                                        62,608
                                                                   -----------
FINANCIAL SERVICES - 2.2%
SLM Holding Corp. ...............................      293              40,764
United Companies Financial Corp. ................      693              10,742
                                                                   -----------
                                                                        51,506
                                                                   -----------
FOREST PRODUCTS & PAPER - 0.9%
Mead Corp. ......................................      750              21,000
                                                                   -----------

HEALTH CARE PROVIDERS - 1.6%
Columbia/HCA Healthcare Corp. ...................    1,290              38,216
                                                                   -----------

HOUSEHOLD PRODUCTS - 1.8%
Newell Co. ......................................    1,015              43,138
                                                                   -----------

INDUSTRIAL - DIVERSIFIED - 3.8%
Baker Hughes, Inc. ..............................      615              26,829
Millipore Corp. .................................    1,225              41,573
Republic Industries, Inc. * .....................    1,000              23,313
                                                                   -----------
                                                                        91,715
                                                                   -----------
INSURANCE - 1.9%
PMI Group, Inc. (The) ...........................      625              45,195
                                                                    ----------

MEDICAL SUPPLIES - 0.9%
Bard (C.R.), Inc. ...............................      700              21,919
                                                                    ----------

METALS - 0.9%
UCAR International, Inc. * ......................      545              21,766
                                                                    ----------

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

OIL & GAS - 5.4%
Dresser Industries, Inc. ........................    1,050          $   44,034
Union Texas Petroleum Holdings, Inc. ............    2,080              43,290
Vastar Resources, Inc. ..........................    1,175              42,006
                                                                    ----------
                                                                       129,330
                                                                    ----------
PHARMACEUTICALS - 10.9%
Allergan, Inc. ..................................      585              19,634
American Home Products Corp. ....................      575              43,988
Bristol-Myers Squibb Co. ........................      465              44,001
Eli Lilly & Co. .................................      300              20,888
Merck & Co., Inc. ...............................      420              44,625
Schering-Plough Corp. ...........................      725              45,041
SmithKline Beecham Plc (ADR) ....................      840              43,208
                                                                    ----------
                                                                       261,385
                                                                    ----------
RESTAURANTS - 0.9%
Tricon Global Restaurants, Inc. * ...............      724              21,027
                                                                    ----------

RETAILERS - 8.5%
Albertson's, Inc. ...............................    1,055              49,981
Consolidated Stores Corp. * .....................      530              23,287
J.C. Penney Co., Inc. ...........................      725              43,727
Pep Boys - Manny, Moe & Jack ....................    1,850              44,169
Wal-Mart Stores, Inc. ...........................    1,090              42,987
                                                                    ----------
                                                                       204,151
                                                                    ----------
TELEPHONE SYSTEMS - 0.9%
Frontier Corp. ..................................      900              21,656
                                                                    ----------

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp. ..............      450          $   41,822
                                                                    ----------


TOTAL INVESTMENTS - 92.8%
(Cost $2,121,294)                                                    2,220,216

Other Assets and Liabilities (net) -  7.2% ......                      171,143
                                                                    ----------

TOTAL NET ASSETS - 100.0%                                           $2,391,359
                                                                    ==========


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt



                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                  Small Cap Stock    Quality Bond      Select Equity    Large Cap Stock
                                                     Portfolio         Portfolio         Portfolio         Portfolio
                                                  ---------------    ------------      -------------    ---------------
ASSETS
   Investments, at value (Note 1)*                  $56,888,871      $ 16,317,671       $104,362,637      $31,991,647
   Cash                                               3,692,013         2,271,646          1,729,556          411,289
   Cash denominated in foreign currencies **                 --                --                 --               --
   Receivable for investments sold                      343,445                --          1,128,549           58,126
   Receivable for Trust shares sold                      37,314             9,390            153,132          116,232
   Dividends receivable                                  60,695                --            153,447           45,423
   Interest receivable                                   14,027           222,042             12,725            3,276
   Unrealized appreciation on forward
      currency contracts (Note 5)                            --                --                 --               --
   Receivable from investment adviser (Note 2)           21,879            17,311                 --           20,851
                                                    -----------      ------------       ------------      -----------
      Total assets                                   61,058,244        18,838,060        107,540,046       32,646,844
                                                    -----------      ------------       ------------      -----------
LIABILITIES
   Payables for:
      Payable for investments purchased               1,269,275                --            556,166          366,614
      Payable for delayed delivery investments               --           190,119                 --               --
      Payable for Trust shares redeemed                      --                11                 --               --
      Net variation margin on financial
          futures contracts (Note 4)                         --                --                 --               --
      Unrealized depreciation on forward
          currency contracts (Note 5)                        --                --                 --               --
      Investment advisory fee payable (Note 2)               --                --             19,878               --
   Accrued expenses                                      31,901            20,464             33,127           24,141
                                                    -----------      ------------       ------------      -----------
      Total liabilities                               1,301,176           210,594            609,171          390,755
                                                    -----------      ------------       ------------      -----------
NET ASSETS                                          $59,757,068      $ 18,627,466       $106,930,875      $32,256,089
                                                    ===========      ============       ============      ===========

---------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $52,430,798      $ 18,282,956       $ 92,097,837      $27,000,889
   Accumulated net realized gain (loss)               2,270,648                --          9,025,815          526,895
   Unrealized appreciation on investments,
      futures contracts and foreign currency          5,055,622           344,990          5,798,007        4,728,305
   Undistributed (distributions in excess of)
      net investment income                                  --              (480)             9,216               --
                                                    -----------      ------------       ------------      -----------
      Total                                         $59,757,068      $ 18,627,466       $106,930,875      $32,256,089
                                                    ===========      ============       ============      ===========

Capital shares outstanding                            4,559,948         1,790,249          7,656,774        2,329,781
                                                    ===========      ============       ============      ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE            $13.105           $10.405            $13.966          $13.845

---------------------------------------------------------------------------------------------------------------------
*  Investments in securities, at cost               $51,833,249      $ 15,972,681       $ 98,564,630      $27,263,342
** Cost of cash denominated in foreign currencies            --                --                 --               --
                                                    -----------      ------------       ------------      -----------





                       See notes to financial statements

                                                                              VKAC
International                                                              Growth and
   Equity           Money Market      Quality Income      Stock Index        Income         High Yield
 Portfolio           Portfolio          Portfolio          Portfolio        Portfolio        Portfolio
-------------       ------------      --------------      -----------      -----------      -----------

$ 64,976,213       $ 21,895,770       $ 49,159,440       $90,353,876      $47,702,613      $ 32,876,402
   3,022,655                 19                133               667            3,344                81
     752,108                 --                 --                --               --                --
   1,174,476                 --                 --                --           82,088               183
       8,539                 --                 --                --               --                --
     117,916                 --                 --           127,140           58,462                --
      33,317            118,235            789,722            11,313            4,514           632,422
     586,417                 --                 --                --               --                --
      32,178              7,475                 --                --           15,178             8,142
------------       ------------       ------------       -----------      -----------      ------------
  70,703,819         22,021,499         49,949,295        90,492,996       47,866,199        33,517,230
------------       ------------       ------------       -----------      -----------      ------------


   1,812,341                 --                 --                --               --           183,750
          --                 --                 --                --               --                --
          --              8,882             55,844            38,280            9,586            47,447
          --                 --             20,781             1,100              200                --
      86,614                 --                 --                --               --                --
          --                 --             11,767            34,593               --                --
      35,825             33,854             25,243            41,721           27,049            23,576
------------       ------------       ------------       -----------      -----------      ------------
   1,934,780             42,736            113,635           115,694           36,835           254,773
------------       ------------       ------------       -----------      -----------      ------------
$ 68,769,039       $ 21,978,763       $ 49,835,660       $90,377,302      $47,829,364      $ 33,262,457
============       ============       ============       ===========      ===========      ============

-----------------------------------------------------------------------------------------------------------


$ 67,285,371       $ 22,056,402       $ 49,378,186       $42,253,168      $35,493,304      $ 32,042,446
    (151,362)           (77,639)        (2,430,004)       16,142,542        5,860,286           (94,492)

   1,285,706                 --          1,993,312        31,962,906        6,466,491         1,305,260
     349,324                 --            894,166            18,686            9,283             9,243
------------       ------------       ------------       -----------      -----------      ------------
$ 68,769,039       $ 21,978,763       $ 49,835,660       $90,377,302      $47,829,364      $ 33,262,457
============       ============       ============       ===========      ===========      ============

   5,994,704         21,981,219          4,572,261         4,289,352        2,804,973         3,051,753
============       ============       ============       ===========      ===========      ============

     $11.472              $1.00            $10.900           $21.070          $17.052           $10.899
============       ============       ============       ===========      ===========      ============

-----------------------------------------------------------------------------------------------------------
$ 64,155,316       $ 21,895,770       $ 47,114,722       $58,424,938      $41,255,922      $ 31,571,142
     800,400                 --                 --                --               --                --



                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                                        Mid-Cap         Large Cap       Developing
                                                    Bond Debenture       Value          Research          Growth
                                                      Portfolio        Portfolio        Portfolio        Portfolio
                                                    --------------     ----------       ---------       ----------

ASSETS
   Investments, at value (Note 1)*                   $52,654,892      $2,059,650      $ 1,225,213       $1,576,969
   Cash                                                1,743,892         163,793          122,623          258,794
   Cash denominated in foreign currencies **                  --              --               --               --
   Receivable for investments sold                            --              --               --               --
   Receivable for Trust shares sold                       92,477              --               --           16,414
   Dividends receivable                                    2,596             359            1,245               94
   Interest receivable                                   949,354           2,001            1,298            1,230
   Unrealized appreciation on forward
      currency contracts (Note 5)                             --              --               --               --
   Receivable from investment adviser (Note 2)                --          12,532           11,050           12,973
                                                      ----------       ---------        ---------        ---------
      Total assets                                    55,443,211       2,238,335        1,361,429        1,866,474
                                                      ----------       ---------        ---------        ---------

LIABILITIES
   Payables for:
      Payable for investments purchased                       --              --               --          122,937
      Payable for delayed delivery investments                --              --               --               --
      Payable for Trust shares redeemed                       --              --               --               --
      Net variation margin on financial futures
          contracts (Note 4)                                  --              --               --               --
      Unrealized depreciation on forward
          currency contracts (Note 5)                         --              --               --               --
      Investment advisory fee payable (Note 2)             6,575              --               --               --
   Accrued expenses                                       24,457           9,427            8,419            9,387
                                                      ----------       ---------        ---------        ---------
      Total liabilities                                   31,032           9,427            8,419          132,324
                                                      ----------       ---------        ---------        ---------
NET ASSETS                                           $55,412,179      $2,228,908      $ 1,353,010       $1,734,150
                                                     ===========      ==========      ===========       ==========
------------------------------------------------------------------------------------------------------------------

NET ASSETS REPRESENTED BY:
   Paid in surplus                                   $53,243,809      $2,181,763      $ 1,346,866       $1,721,071
   Accumulated net realized gain (loss)                  954,667             150             (633)           4,555
   Unrealized appreciation on investments,
      futures contracts and foreign currency           1,213,703          46,986            6,584            8,505
   Undistributed (distributions in excess of)
      net investment income                                   --               9              193               19
                                                      ----------       ---------        ---------        ---------
      Total                                          $55,412,179      $2,228,908      $ 1,353,010       $1,734,150
                                                     ===========      ==========      ===========       ==========

Capital shares outstanding                             4,574,812         212,659          136,592          164,390
                                                     ===========      ==========      ===========       ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE             $12.112         $10.481           $9.905          $10.549
                                                     ===========      ==========      ===========       ==========

------------------------------------------------------------------------------------------------------------------
*  Investments in securities, at cost                $51,441,189      $2,012,664      $ 1,218,629       $1,568,464
** Cost of cash denominated in foreign currencies             --              --               --               --




                       See notes to financial statements


                   Small Cap                    Growth & Income
 Balanced           Equity      Equity Income       Equity
 Portfolio         Portfolio      Portfolio        Portfolio
-----------       ----------    -------------   ---------------

$ 1,294,799       $1,245,855      $1,591,188      $ 2,220,216
    155,235           72,599          86,028          163,216
         --               --              --               --
         --               --              --               --
         --               --              --               --
      1,067              568           2,808            3,126
      6,650              470             477            1,002
         --               --              --               --
     12,073           12,556          11,513           13,078
-----------       ----------      ----------      -----------
  1,469,824        1,332,048       1,692,014        2,400,638


         --            2,243              --               --
         --               --              --               --
         --               --              --               --
         --               --              --               --
         --               --              --               --
         --               --              --               --
      8,774            8,860           8,703            9,279
-----------       ----------      ----------      -----------
      8,774           11,103           8,703            9,279
-----------       ----------      ----------      -----------
$ 1,461,050       $1,320,945      $1,683,311      $ 2,391,359


--------------------------------------------------------------------------------

$ 1,420,702       $1,283,849      $1,558,030      $ 2,302,284
     (4,576)          34,497           2,530           (9,976)

     44,924            2,599         122,751           98,922
         --               --              --              129
-----------       ----------      ----------      -----------
$ 1,461,050       $1,320,945      $1,683,311      $ 2,391,359
===========       ==========      ==========      ===========

    140,640          126,779         152,372          223,292
===========       ==========      ==========      ===========

    $10.389          $10.419         $11.047          $10.710
===========       ==========      ==========      ===========

--------------------------------------------------------------------------------
$ 1,249,875       $1,243,256      $1,468,437      $ 2,121,294
         --               --              --               --

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1997

                                                       Small Cap Stock Quality Bond    Select Equity Large Cap Stock
                                                          Portfolio      Portfolio       Portfolio       Portfolio
                                                       --------------- ------------    ------------- ---------------

INVESTMENT INCOME
   Dividends (1)                                          $  407,650      $     --      $   898,439      $  341,153
   Interest                                                  111,790       672,432          114,895           8,910
                                                          ----------      --------      -----------      ----------
      Total investment income                                519,440       672,432        1,013,334         350,063
                                                          ----------      --------      -----------      ----------
EXPENSES
   Investment advisory fee (Note 2)                          292,360        56,257          450,572         130,631
   Custody, fund accounting, and transfer agent fees         165,391        33,447          147,320          67,129
   Audit                                                      14,796        14,796           14,795          14,823
   Trustee fees and expenses                                   4,490         4,490            4,490           4,502
   Legal                                                       1,436         1,455            1,410             739
   Shareholder reporting                                          --            --               --              --
                                                          ----------      --------      -----------      ----------
      Total operating expenses                               478,473       110,445          618,587         217,824
      Interest Expense (Note 3)                                   --            --               --              --
                                                          ----------      --------      -----------      ----------

      Total expenses                                         478,473       110,445          618,587         217,824
      Less fees waived and expenses
         reimbursed by the adviser                           151,718        43,959          105,432          67,096
                                                          ----------      --------      -----------      ----------
      Net expenses                                           326,755        66,486          513,155         150,728
                                                          ----------      --------      -----------      ----------
   Net investment income                                     192,685       605,946          500,179         199,335
                                                          ----------      --------      -----------      ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS, FUTURES CONTRACTS AND
   FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on investments                 2,316,556        98,268        9,123,149       2,193,907
   Net realized gain on futures contracts                         --            --               --              --
   Net realized gain on foreign currency
      related transactions                                        --            --               --              --
                                                          ----------      --------      -----------      ----------
      Net realized gain (loss) on investments,
         futures contracts and foreign currency
         related transactions                              2,316,556        98,268        9,123,149       2,193,907
                                                          ----------      --------      -----------      ----------

   Unrealized appreciation on investments,
      futures contracts and foreign currency
          Beginning of year or period                        498,352        63,737        1,054,575       1,582,389
          End of year or period                            5,055,622       344,990        5,798,007       4,728,305
                                                          ----------      --------      -----------      ----------

   Net change in unrealized appreciation on
      investments futures contracts and
      foreign currency                                     4,557,270       281,253        4,743,432       3,145,916
                                                          ----------      --------      -----------      ----------

   Net realized and unrealized gain/(loss)
   on investments, futures contracts and
   foreign currency related transactions                   6,873,826       379,521       13,866,581       5,339,823
                                                          ----------      --------      -----------      ----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $7,066,511      $985,467      $14,366,760      $5,539,158
                                                          ==========      ========      ===========      ==========


-------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withhholding taxes of:       $       --      $     --      $       209      $      806
                                                          ----------      --------      -----------      ----------




                       See notes to financial statements

International                                                                 VKAC
   Equity          Money Market      Quality Income      Stock Index    Growth and Income   High Yield
 Portfolio          Portfolio          Portfolio          Portfolio         Portfolio       Portfolio
-----------        -----------        -----------        -----------       ----------       ----------

$   823,904        $        --        $        --        $ 1,350,382       $  648,343       $    7,760
    125,313          2,573,384          3,695,548            219,414          210,995        3,481,423
-----------        -----------        -----------        -----------       ----------       ----------
    949,217          2,573,384          3,695,548          1,569,796          859,338        3,489,183
-----------        -----------        -----------        -----------       ----------       ----------

    349,944            230,006            261,037            403,448          250,012          290,717
    263,329             63,741             85,394            134,979           95,653           72,862
     14,795             14,894             14,910             15,045           14,856           14,901
      4,491              4,526              4,533              4,589            4,510            4,876
      1,424                 --                 --                 --              282               --
         --                 --                 --                 --               --               --
-----------        -----------        -----------        -----------       ----------       ----------
    633,983            313,167            365,874            558,061          365,313          383,356
         --                 --             33,910             17,096               --            6,213
-----------        -----------        -----------        -----------       ----------       ----------
    633,983            313,167            399,784            575,157          365,313          389,569
    239,837            267,166             52,630             73,922           73,632           53,876
-----------        -----------        -----------        -----------       ----------       ----------
    394,146             46,001            347,154            501,235          291,681          335,693
-----------        -----------        -----------        -----------       ----------       ----------
    555,071          2,527,383          3,348,394          1,068,561          567,657        3,153,490
-----------        -----------        -----------        -----------       ----------       ----------


    (19,776)            (2,455)           160,119         15,275,548        5,648,388          909,331
         --                 --           (596,214)         1,015,725          245,836               --
    211,256                 --                 --                 --               --               --

-----------        -----------        -----------        -----------       ----------       ----------
    191,480             (2,455)          (436,095)        16,291,273        5,894,224          909,331
-----------        -----------        -----------        -----------       ----------       ----------



    883,114                 --            683,818         27,209,404        4,042,130        1,037,177
  1,285,706                 --          1,993,312         31,962,906        6,466,491        1,305,260
-----------        -----------        -----------        -----------       ----------       ----------

    402,592                 --          1,309,494          4,753,502        2,424,361          268,083
-----------        -----------        -----------        -----------       ----------       ----------

    594,072             (2,455)           873,399         21,044,775        8,318,585        1,177,414
-----------        -----------        -----------        -----------       ----------       ----------

$ 1,149,143        $ 2,524,928        $ 4,221,793        $22,113,336       $8,886,242       $4,330,904
===========        ===========        ===========        ===========       ==========       ==========


------------------------------------------------------------------------------------------------------
$   117,295        $        --        $        --        $     3,140       $    4,561       $       --







                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1997

                                                                            Mid-Cap      Large Cap      Developing
                                                         Bond Debenture      Value       Research         Growth
                                                            Portfolio      Portfolio*    Portfolio*      Portfolio*
                                                           ----------       -------       --------        -------

INVESTMENT INCOME
   Dividends (1)                                           $   43,867       $ 1,866       $  2,257        $   186
   Interest                                                 1,924,244         2,590          1,738          2,107
                                                           ----------       -------       --------        -------
      Total investment income                               1,968,111         4,456          3,995          2,293
                                                           ----------       -------       --------        -------
EXPENSES
   Investment advisory fee (Note 2)                           196,145         2,150          1,521          1,753
   Custody, fund accounting, and transfer agent fees           63,034         6,528          4,292          6,325
   Audit                                                       14,783         8,000          8,000          8,000
   Trustee fees and expenses                                    4,485           880            889            889
   Legal                                                        1,749           408            408            408
   Shareholder reporting                                           --           160            160            160
                                                           ----------       -------       --------        -------
      Total operating expenses                                280,196        18,126         15,270         17,535
      Interest Expense (Note 3)                                    --            --             --             --
                                                           ----------       -------       --------        -------

      Total expenses                                          280,196        18,126         15,270         17,535
      Less fees waived and expenses reimbursed
         by the adviser                                        57,898        15,768         13,597         15,587
                                                           ----------       -------       --------        -------
      Net expenses                                            222,298         2,358          1,673          1,948
                                                           ----------       -------       --------        -------
   Net investment income                                    1,745,813         2,098          2,322            345
                                                           ----------       -------       --------        -------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS, FUTURES CONTRACTS AND
   FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on investments                    964,071           150           (633)         4,555
   Net realized gain on futures contracts                          --            --             --             --
   Net realized gain on foreign currency
      related transactions                                         --            --             --             --
                                                           ----------       -------       --------        -------
      Net realized gain (loss) on investments,
         futures contracts and foreign
         currency related transactions                        964,071           150           (633)         4,555
                                                           ----------       -------       --------        -------

   Unrealized appreciation on investments,
      futures contracts and foreign currency
          Beginning of year or period                         283,061            --             --             --
          End of year or period                             1,213,703        46,986          6,584          8,505
                                                           ----------       -------       --------        -------

   Net change in unrealized appreciation
      on investments futures contracts
      and foreign currency                                    930,642        46,986          6,584          8,505
                                                           ----------       -------       --------        -------

   Net realized and unrealized gain/(loss)
   on investments, futures contracts and
   foreign currency related transactions                    1,894,713        47,136          5,951         13,060
                                                           ----------       -------       --------        -------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $3,640,526       $49,234       $  8,273        $13,405
                                                           ==========       =======       ========        =======


-----------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withhholding taxes of:       $       --       $    --       $      6        $    --

*    Fund commenced operations on August 20, 1997
**   Fund commenced operations on July 1, 1997



                       See notes to financial statemetns

                    Small Cap                    Growth & Income
       Balanced       Equity       Equity Income    Equity
      Portfolio**   Portfolio**     Portfolio**    Portfolio**
      -----------   -----------    ------------- ---------------

       $ 4,301       $  3,459        $ 15,242       $ 11,217
        19,534          3,085           3,188          5,093
       -------       --------        --------       --------
        23,835          6,544          18,430         16,310
       -------       --------        --------       --------

         6,200          6,036           6,707          8,283
         7,660          8,206           7,577         11,007
         8,000          8,000           8,000          8,000
         1,022          1,022           1,022          1,022
           560            560             560            560
           160            160             160            160
       -------       --------        --------       --------
        23,602         23,984          24,026         29,032
            --             --              --             --
       -------       --------        --------       --------
        23,602         23,984          24,026         29,032
        16,782         17,344          16,648         19,921
       -------       --------        --------       --------
         6,820          6,640           7,378          9,111
       -------       --------        --------       --------
        17,015            (96)         11,052          7,199
       -------       --------        --------       --------


         7,388         42,782          24,201          8,581
            --             --              --             --
            --             --              --             --
       -------       --------        --------       --------
         7,388         42,782          24,201          8,581
       -------       --------        --------       --------

            --             --              --             --
        44,924          2,599         122,751         98,922
       -------       --------        --------       --------

        44,924          2,599         122,751         98,922
       -------       --------        --------       --------

        52,312         45,381         146,952        107,503
       -------       --------        --------       --------

       $69,327       $ 45,285        $158,004       $114,702
       =======       ========        ========       ========


       -----------------------------------------------------
       $    11       $     --        $     23       $     27
       -------       --------        --------       --------




                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                    Small Cap Stock                         Quality Bond
                                                                        Portfolio                              Portfolio
                                                             -------------------------------       -------------------------------
                                                             Year ended         Period ended       Year ended         Period ended
                                                             December 31,       December 31,       December 31,       December 31,
                                                                 1997              1996*               1997              1996*
                                                             ------------       ------------       ------------       -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
   Net investment income                                     $    192,685       $     55,635       $    605,946       $   259,046
   Net realized gain (loss) on investments,
      futures contracts, option contracts and
      foreign currency related transactions                     2,316,556            640,056             98,268           (35,063)
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts and foreign
      currency related transactions                             4,557,270            498,352            281,253            63,737
                                                             ------------       ------------       ------------       -----------
   Net increase in net assets resulting from operations         7,066,511          1,194,043            985,467           287,720
                                                             ------------       ------------       ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (192,883)           (53,613)          (660,166)         (211,194)
   Net realized gains                                             (99,847)          (582,244)           (76,278)               --
   In excess of net investment income                                  --                 --                 --                --
                                                             ------------       ------------       ------------       -----------
   Total distributions                                           (292,730)          (635,857)          (736,444)         (211,194)
                                                             ------------       ------------       ------------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Proceeds from shares sold                                   38,022,176         10,623,372         15,683,372         3,657,629
   Net asset value of shares issued through
   dividend reinvestment                                          914,326             14,261            879,467            68,171
   Cost of shares repurchased                                    (603,894)        (1,545,140)        (3,986,444)       (3,000,278)
                                                             ------------       ------------       ------------       -----------
   Net increase (decrease) in net assets from
   capital share transactions                                  38,332,608          9,092,493         12,576,395           725,522
                                                             ------------       ------------       ------------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        45,106,389          9,650,679         12,825,418           802,048

NET ASSETS:
   Beginning of period                                         14,650,679          5,000,000          5,802,048         5,000,000
                                                             ------------       ------------       ------------       -----------

   End of period                                             $ 59,757,068       $ 14,650,679       $ 18,627,466       $ 5,802,048
                                                             ============       ============       ============       ===========
   Net Assets at end of period includes
   undistributed (distributions in excess of)
   net investment income                                     $         --       $     (3,955)      $       (480)      $    46,816
                                                             ============       ============       ============       ===========
CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                1,341,383            500,000            575,476           500,000
                                                             ------------       ------------       ------------       -----------
Shares sold                                                     3,186,388            986,571          1,518,698           364,502
Shares issued through dividend reinvestment                        82,158              1,363             85,914             6,904
Shares repurchased                                                (49,981)          (146,551)          (389,839)         (295,930)
                                                             ------------       ------------       ------------       -----------
Net increase / (decrease) in shares outstanding                 3,218,565            841,383          1,214,773            75,476
                                                             ------------       ------------       ------------       -----------
Ending shares                                                   4,559,948          1,341,383          1,790,249           575,476
                                                             ============       ============       ============       ===========

* Fund commenced operations on April 2, 1996




                       See notes to financial statements

            Select Equity                        Large Cap Stock                    International Equity
              Portfolio                             Portfolio                             Portfolio
   --------------------------------       -------------------------------       -------------------------------
    Year ended         Period ended       Year ended         Period ended       Year ended         Period ended
    December 31,       December 31,       December 31,       December 31,       December 31,       December 31,
        1997               1996*              1997              1996*               1997              1996*
   -------------       ------------       ------------       ------------       ------------       ------------

   $     500,179       $    109,126       $    199,335       $    185,870       $    555,071       $     97,324

       9,123,149            483,583          2,193,907            387,045            191,480             65,848


       4,743,432          1,054,575          3,145,916          1,582,389            402,592            883,114
   -------------       ------------       ------------       ------------       ------------       ------------
      14,366,760          1,647,284          5,539,158          2,155,304          1,149,143          1,046,286
   -------------       ------------       ------------       ------------       ------------       ------------

        (490,963)          (109,126)          (202,300)          (182,905)          (557,716)           (81,947)
        (330,961)          (249,713)        (1,756,862)          (297,195)           (42,415)           (29,676)
              --               (243)                --                 --                 --                 --
   -------------       ------------       ------------       ------------       ------------       ------------
        (821,924)          (359,082)        (1,959,162)          (480,100)          (600,131)          (111,623)
   -------------       ------------       ------------       ------------       ------------       ------------


      68,852,468         19,036,561         17,343,331          1,106,964         52,754,470         14,218,522
       1,157,234             23,772          2,369,560             69,702            673,824             37,930
        (457,582)        (1,514,616)        (7,808,393)        (1,080,275)          (827,522)        (4,571,860)
   -------------       ------------       ------------       ------------       ------------       ------------
      69,552,120         17,545,717         11,904,498             96,391         52,600,772          9,684,592
   -------------       ------------       ------------       ------------       ------------       ------------
      83,096,956         18,833,919         15,484,494          1,771,595         53,149,784         10,619,255

      23,833,919          5,000,000         16,771,595         15,000,000         15,619,255          5,000,000
   -------------       ------------       ------------       ------------       ------------       ------------

   $ 106,930,875       $ 23,833,919       $ 32,256,089       $ 16,771,595       $ 68,769,039       $ 15,619,255
   =============       ============       ============       ============       ============       ============

   $       9,216       $       (243)      $         --       $      2,965       $    349,324       $     27,156
   =============       ============       ============       ============       ============       ============


       2,218,737            500,000          1,509,371          1,500,000          1,425,198            500,000
   -------------       ------------       ------------       ------------       ------------       ------------
       5,382,252          1,868,411          1,243,518            101,577          4,584,724          1,367,780
          93,395              2,403            179,193              6,843             57,454              3,673
         (37,610)          (152,077)          (602,301)           (99,049)           (72,672)          (446,255)
   -------------       ------------       ------------       ------------       ------------       ------------
       5,438,037          1,718,737            820,410              9,371          4,569,506            925,198
   -------------       ------------       ------------       ------------       ------------       ------------
       7,656,774          2,218,737          2,329,781          1,509,371          5,994,704          1,425,198
   =============       ============       ============       ============       ============       ============





                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Money Makket                     Quality Income
                                                                      Portfolio                          Portfolio
                                                           -------------------------------     -------------------------------
                                                           Year ended         Year ended       Year ended         Year ended
                                                           December 31,       December 31,     December 31,       December 31,
                                                               1997               1996             1997               1996
                                                           ------------       ------------     ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income                               $  2,527,383       $  1,778,758     $  3,348,394       $  3,033,706
       Net realized gain (loss) on investments,
          futures contracts, option contracts and
          foreign currency related transactions                  (2,455)               374         (436,095)          (661,414)
       Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts, options contracts and foreign
          currency related transactions                              --                 --        1,309,494           (688,059)
                                                           ------------       ------------     ------------       ------------
       Net increase in net assets resulting
          from operations                                     2,524,928          1,779,132        4,221,793          1,684,233
                                                           ------------       ------------     ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                 (2,527,383)        (1,778,758)      (3,338,386)        (2,168,653)
       Net realized gains                                            --                 --               --             (8,168)
       In excess of net investment income                            --                 --               --                 --
                                                           ------------       ------------     ------------       ------------
       Total distributions                                   (2,527,383)        (1,778,758)      (3,338,386)        (2,176,821)
                                                           ------------       ------------     ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
       Proceeds from shares sold                             57,494,205         34,135,639       27,417,912         22,903,638
       Net asset value of shares issued through
          dividend reinvestment                               2,527,383          1,778,758        4,139,374          1,375,833
       Cost of shares repurchased                           (68,995,258)       (39,342,379)     (33,929,181)       (13,853,598)
                                                           ------------       ------------     ------------       ------------
       Net increase (decrease) in net assets from
          capital share transactions                         (8,973,670)        (3,427,982)      (2,371,895)        10,425,873
                                                           ------------       ------------     ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (8,976,125)        (3,427,608)      (1,488,488)         9,933,285
NET ASSETS:
       Beginning of period                                   30,954,888         34,382,496       51,324,148         41,390,863
                                                           ------------       ------------     ------------       ------------

       End of period                                       $ 21,978,763       $ 30,954,888     $ 49,835,660       $ 51,324,148
                                                           ============       ============     ============       ============
       Net Assets at end of period includes
          undistributed (distributions in
          excess of) net investment income                 $         --       $         --     $    894,166       $    884,274
                                                           ============       ============     ============       ============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                             31,030,072         34,458,054        4,801,097          3,807,302
                                                           ------------       ------------     ------------       ------------
Shares sold                                                  57,419,022         34,135,639        2,544,684          2,174,582
Shares issued through dividend reinvestment                   2,527,383          1,778,758          392,730            130,798
Shares repurchased                                          (68,995,258)       (39,342,379)      (3,166,250)        (1,311,585)
                                                           ------------       ------------     ------------       ------------
Net increase / (decrease) in shares outstanding              (9,048,853)        (3,427,982)        (228,836)           993,795
                                                           ------------       ------------     ------------       ------------
Ending shares                                                21,981,219         31,030,072        4,572,261          4,801,097
                                                           ============       ============     ============       ============





                       See notes to financial statements

            Stock Index                     VKAC Growth and Income                      High Yield
             Portfolio                             Portfolio                             Portfolio
  -------------------------------       -------------------------------       -------------------------------
   Year ended         Year ended         Year ended         Year ended         Year ended         Year ended
  December 31,       December 31,       December 31,       December 31,       December 31,       December 31,
      1997               1996               1997               1996              1997               1996
  ------------       ------------       ------------       ------------       ------------       ------------

  $  1,068,561       $  1,540,280       $    567,657       $    517,014       $  3,153,490       $  3,456,028

    16,291,273          2,883,097          5,894,224          1,680,286            909,331            513,675


     4,753,502         13,156,063          2,424,361          2,293,883            268,083            293,614
  ------------       ------------       ------------       ------------       ------------       ------------
    22,113,336         17,579,440          8,886,242          4,491,183          4,330,904          4,263,317
  ------------       ------------       ------------       ------------       ------------       ------------

    (1,058,007)        (1,532,148)          (563,938)          (511,450)        (3,144,247)        (3,453,570)
      (288,033)        (2,778,218)          (513,391)        (1,207,683)                --                 --
            --                 --                 --                 --                 --            (19,171)
  ------------       ------------       ------------       ------------       ------------       ------------
    (1,346,040)        (4,310,366)        (1,077,329)        (1,719,133)        (3,144,247)        (3,472,741)
  ------------       ------------       ------------       ------------       ------------       ------------

    34,246,387          7,574,621          9,997,804         10,401,256         13,533,122         25,000,540
     4,855,058            801,349          2,585,409            211,053          4,949,889          1,667,100
   (56,051,623)       (21,068,260)        (4,155,928)        (1,515,500)       (27,471,849)       (22,908,998)
  ------------       ------------       ------------       ------------       ------------       ------------
   (16,950,178)       (12,692,290)         8,427,285          9,096,809         (8,988,838)         3,758,642
  ------------       ------------       ------------       ------------       ------------       ------------
     3,817,118            576,784         16,236,198         11,868,859         (7,802,181)         4,549,218


    86,560,184         85,983,400         31,593,166         19,724,307         41,064,638         36,515,420
  ------------       ------------       ------------       ------------       ------------       ------------

  $ 90,377,302       $ 86,560,184       $ 47,829,364       $ 31,593,166       $ 33,262,457       $ 41,064,638
  ============       ============       ============       ============       ============       ============


  $     18,686       $     55,421       $      9,283       $      5,564       $      9,243       $    (19,171)
  ============       ============       ============       ============       ============       ============


     5,367,589          6,210,939          2,258,899          1,576,436          3,864,501          3,495,538
  ------------       ------------       ------------       ------------       ------------       ------------
     1,698,260            513,644            626,726            780,898          1,249,817          2,395,207
       286,130             53,172            175,231             15,904            461,088            159,825
    (3,062,627)        (1,410,166)          (255,883)          (114,339)        (2,523,653)        (2,186,069)
  ------------       ------------       ------------       ------------       ------------       ------------
    (1,078,237)          (843,350)           546,074            682,463           (812,748)           368,963
  ------------       ------------       ------------       ------------       ------------       ------------
     4,289,352          5,367,589          2,804,973          2,258,899          3,051,753          3,864,501
  ============       ============       ============       ============       ============       ============





                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      Mid-Cap        Large Cap
                                                                     Bond Debenture                    Value          Research
                                                                         Portfolio                   Portfolio       Portfolio
                                                               ------------------------------      -------------    ------------
                                                                Year ended       Period ended      Period ended     Period ended
                                                               December 31,       December 31,      December 31,    December 31,
                                                                   1997              1996*            1997**           1997**
                                                               ------------       -----------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income                                   $  1,745,813       $   196,556       $     2,098     $     2,322
       Net realized gain (loss) on investments,
          futures contracts, option contracts and
          foreign currency related transactions                     964,071            64,118               150            (633)
       Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts, options contracts and foreign
          currency related transactions                             930,642           283,061            46,986           6,584
                                                               ------------       -----------       -----------     -----------
       Net increase in net assets resulting from operations       3,640,526           543,735            49,234           8,273
                                                               ------------       -----------       -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                     (1,747,981)         (194,548)           (2,089)         (2,129)
       Net realized gains                                           (18,188)          (55,174)               --              --
       In excess of net investment income                                --                --                --              --
                                                               ------------       -----------       -----------     -----------
       Total distributions                                       (1,766,169)         (249,722)           (2,089)         (2,129)
                                                               ------------       -----------       -----------     -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
       Proceeds from shares sold                                 44,653,139         7,553,231         2,185,306       1,345,530
       Net asset value of shares issued through
          dividend reinvestment                                   2,000,414            15,475             2,089           2,129
       Cost of shares repurchased                                  (778,993)         (699,457)           (5,632)           (793)
                                                               ------------       -----------       -----------     -----------
       Net increase (decrease) in net assets from
          capital share transactions                             45,874,560         6,869,249         2,181,763       1,346,866
                                                               ------------       -----------       -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          47,748,917         7,163,262         2,228,908       1,353,010
NET ASSETS:
       Beginning of period                                        7,663,262           500,000                --              --
                                                               ------------       -----------       -----------     -----------

       End of period                                           $ 55,412,179       $ 7,663,262       $ 2,228,908     $ 1,353,010
                                                               ============       ===========       ===========     ===========
       Net Assets at end of period includes
          undistributed (distributions in excess of)
          net investment income                                $         --       $     2,008       $         9     $       193
                                                               ============       ===========       ===========     ===========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                    698,547            50,000                --              --
                                                               ------------       -----------       -----------     -----------
Shares sold                                                       3,775,808           714,357           213,013         136,458
Shares issued through dividend reinvestment                         169,197             1,514               200             215
Shares repurchased                                                  (68,740)          (67,324)             (554)            (81)
                                                               ------------       -----------       -----------     -----------
Net increase/(decrease) in shares outstanding                     3,876,265           648,547           212,659         136,592
                                                               ------------       -----------       -----------     -----------
Ending shares                                                     4,574,812           698,547           212,659         136,592
                                                               ============       ===========       ===========     ===========


*   Fund commenced operations on April 2, 1996
**  Fund commenced operations on August 20, 1997
*** Fund commenced operations on July 1, 1997




                       See notes to financial statements

   Developing                          Small Cap                        Growth & Income
     Growth           Balanced          Equity         Equity Income         Equity
   Portfolio         Portfolio         Portfolio         Portfolio         Portfolio
  ------------      ------------      ------------     -------------    ----------------
  Period ended      Period ended      Period ended      Period ended      Period ended
  December 31,      December 31,      December 31,      December 31,      December 31,
     1997**           1997***           1997***            1997***          1997***
  -----------       -----------       -----------       -----------       -----------

  $       345       $    17,015       $       (96)      $    11,052       $     7,199

        4,555             7,388            42,782            24,201             8,581


        8,505            44,924             2,599           122,751            98,922
  -----------       -----------       -----------       -----------       -----------
       13,405            69,327            45,285           158,004           114,702
  -----------       -----------       -----------       -----------       -----------


         (326)          (17,093)               --           (11,052)           (7,070)
           --           (11,993)           (8,189)          (21,671)          (18,557)
           --                --                --                --                --
  -----------       -----------       -----------       -----------       -----------
         (326)          (29,086)           (8,189)          (32,723)          (25,627)
  -----------       -----------       -----------       -----------       -----------


    1,735,826         1,429,858         1,277,390         1,528,693         2,310,416
          326            29,086             8,189            32,723            25,628
      (15,081)          (38,135)           (1,730)           (3,386)          (33,760)
  -----------       -----------       -----------       -----------       -----------
    1,721,071         1,420,809         1,283,849         1,558,030         2,302,284
  -----------       -----------       -----------       -----------       -----------
    1,734,150         1,461,050         1,320,945         1,683,311         2,391,359

           --                --                --                --                --
  -----------       -----------       -----------       -----------       -----------

  $ 1,734,150       $ 1,461,050       $ 1,320,945       $ 1,683,311       $ 2,391,359
  ===========       ===========       ===========       ===========       ===========

  $        19       $        --       $        --       $        --       $       129
  ===========       ===========       ===========       ===========       ===========

           --                --                --                --                --
  -----------       -----------       -----------       -----------       -----------
      165,753           141,462           126,145           149,720           224,036
           31             2,804               798             2,966             2,398
       (1,394)           (3,626)             (164)             (314)           (3,142)
  -----------       -----------       -----------       -----------       -----------
      164,390           140,640           126,779           152,372           223,292
  -----------       -----------       -----------       -----------       -----------
      164,390           140,640           126,779           152,372           223,292
  ===========       ===========       ===========       ===========       ===========





                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------

For a share held throughout the periods indicated

                                                                      Small Cap Stock                   Quality Bond
                                                                          Portfolio                       Portfolio
                                                             --------------------------------    ----------------------------
                                                                             For the period                    For the period
                                                                            from May 1, 1996                  from May 1, 1996
                                                             Year ended     (date of initial     Year ended   (date of initial
                                                             December 31,   public offering)     December 31, public offering)
                                                                1997        December 31, 1996    1997         December 31, 1996
                                                             --------------------------------    ------------------------------

Net Asset Value, Beginning Of Period                         $ 10.922        $ 10.512            $ 10.082         $  9.897
                                                             --------        --------            --------         --------

          Income From Investment Operations
            Net investment income                               0.057           0.057               0.446            0.459
            Net realized and unrealized gains (losses)          2.217           0.843               0.452            0.102
                                                             --------        --------            --------         --------
          Total from investment operations                      2.274           0.900               0.898            0.561
                                                             --------        --------            --------         --------

          Distributions
            Dividends from net investment income               (0.055)         (0.055)             (0.531)          (0.376)
            Distributions from net realized gains              (0.036)         (0.435)             (0.044)            ----
            Distributions in excess of net investment income     ----            ----                ----             ----
            Return of capital distributions                      ----            ----                ----             ----
                                                             --------        --------            --------         --------
          Total distributions                                  (0.091)         (0.490)             (0.575)          (0.376)
                                                             --------        --------            --------         --------
Net Asset Value, end of period                               $ 13.105        $ 10.922            $ 10.405         $ 10.082
                                                             --------        --------            --------         --------

Total Return                                                    20.89%          8.65%*               9.06%            5.68%*
                                                             --------        --------            --------         ---------

Ratios/Supplemental Data:
      Net Assets, end of period (In millions)                $   59.8        $   14.7            $   18.6         $    5.8

      Ratios to Average Net Assets (1):
          Operating Expenses                                     0.95%           0.95%**             0.65%            0.65%**
          Interest Expense                                      -----            -----               -----            -----
          Net investment income                                  0.56%           0.87%**             5.92%            5.94%**

      Portfolio turnover rate                                    79.1%          102.4%              163.7%           181.3%
      Average commission rate paid (2)                       $ 0.0375        $ 0.0371                N/A               N/A



(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:        1.39%           2.68%**             1.08%            1.52%**

       Ratio of Net Investment Income to Average Net Assets:     0.12%          (0.86%)**            5.49%            5.07%**


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


+         Amount is less than $.0005
*         Non-annualized
**        Annualized
N/A       Not Applicable


                       See notes to financial statements



           Select Equity                        Large Cap Stock                      International Equity
             Portfolio                             Portfolio                               Portfolio
-------------------------------------    -----------------------------------    ------------------------------------
                   For the period                            For the period                         For the period
                 from May 1, 1996                           from May 1, 1996                       from May 1, 1996
 Year ended      (date of initial         Year ended       (date of initial        Year ended      (date of initial
December 31,     public offering)        December 31,       public offering)      December 31,     public offering)
    1997        December 31, 1996            1997          December 31, 1996         1997          December 31, 1996
-------------------------------------    -----------------------------------    ------------------------------------
    $ 10.742                 $ 10.084        $ 11.112               $ 10.003         $ 10.959               $ 10.215
------------             ------------    ------------           ------------     ------------           ------------


       0.078                    0.081           0.113                  0.124            0.122                  0.096
       3.294                    0.771           3.560                  1.304            0.539                  0.755
------------             ------------    ------------           ------------     ------------           ------------
       3.372                    0.852           3.673                  1.428            0.661                  0.851
------------             ------------    ------------           ------------     ------------           ------------


      (0.077)                  (0.081)         (0.118)                (0.122)          (0.137)                (0.086)
      (0.071)                  (0.113)         (0.822)                (0.197)          (0.011)                (0.021)
        ----                   (0.000)+          ----                   ----             ----                   ----
        ----                     ----            ----                   ----             ----                   ----
--------------           ------------    ------------           ------------    -------------           ------------
      (0.148)                  (0.194)         (0.940)                (0.319)          (0.148)                (0.107)

--------------           ------------    ------------           ------------    -------------           ------------
    $ 13.966                 $ 10.742        $ 13.845              $  11.112         $ 11.472               $ 10.959
--------------           ------------    ------------           ------------    -------------           ------------

       31.55%                   8.52%*          33.25%                 14.35%*           5.96%                  8.44%*
--------------           ------------    ------------           ------------    -------------           ------------


    $  106.9                 $   23.8        $   32.3              $    16.8         $   68.8               $   15.6


       0.83%                     0.85%**         0.75%                   0.75**          0.95%                  0.95%**
        ----                     ----           -----                   -----           -----                   ----
       0.81%                     1.35%**         0.99%                   1.56**          1.35%                  1.43%**

      134.8%                    123.9%           59.5%                  35.5%            74.1%                  48.2%
    $ 0.0406                 $ 0.0406        $ 0.0324              $  0.0323         $ 0.0217               $ 0.0107



       1.00%                     1.70%**         1.08%                  1.23%**          1.53%                  3.80%**

       0.64%                     0.50%**         0.66%                  1.08%**          0.77%                 (1.42%)**


                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated


                                                                                      Money Market
                                                                                        Portfolio
                                                                -----------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,

                                                                  1997       1996       1995       1994       1993
                                                                -----------------------------------------------------
Net Asset Value, beginning of period                            $  1.00      $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                                                -------      ------     ------     ------    ------
       Income From Investment Operations
         Net investment income                                    0.055       0.053      0.059      0.041     0.032
         Net realized and unrealized gains (losses)               ----        ----       ----       ----      ----
                                                                -------      ------     ------     ------    -------
       Total from investment operations                           0.055       0.053      0.059      0.041     0.032
                                                                -------      ------     ------     ------    -------

       Distributions
         Dividends from net investment income                    (0.055)     (0.053)    (0.059)    (0.041)   (0.032)
         Distributions from net realized gains                     ----        ----       ----       ----      ----
         Distributions in excess of net investment income          ----        ----       ----       ----      ----
         Return of capital distributions                           ----        ----       ----       ----      ----
                                                                -------      ------     ------     ------    ------
       Total distributions                                       (0.055)     (0.053)    (0.059)    (0.041)   (0.032)

Net Asset Value, end of period                                  -------      ------     ------     ------    ------
                                                                $  1.00      $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                                                -------      ------     ------     ------    ------
Total Return
                                                                  5.49%       5.42%      6.01%      4.23%     3.24%
                                                                -------      ------     ------     ------    ------
Ratios/Supplemental Data:
       Net Assets, end of period (In millions)                  $  22.0      $ 31.0     $ 34.4     $ 75.9    $  6.6
       Ratios to Average Net Assets (1):
         Operating Expenses                                        0.10%       0.11%      0.11%     0.10%      0.10%
         Interest Expense                                           ----        ----       ----      ----       ----
         Net investment income                                     5.49%       5.31%      5.68%     4.37%      3.23%

       Portfolio turnover rate                                     N/A         N/A        N/A        N/A       N/A
       Average commission rate paid (2)                            N/A         N/A        N/A        N/A       N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:          0.68%       0.74%      0.64%     0.68%      0.86%

       Ratio of Net Investment Income to Average Net Assets:       4.91%       4.68%      5.25%     3.79%      2.47%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


N/A  Not Applicable

                       See notes to financial statements




                         Quality Income                                                Stock Index
                           Portfolio                                                    Portfolio
       -----------------------------------------------------       -------------------------------------------------------

                        YEARS ENDED DECEMBER 31,                                 YEARS ENDED DECEMBER 31,
                        ------------------------                                 ------------------------
       1997        1996         1995      1994       1993            1997          1996       1995       1994     1993
      ------------------------------------------------------        -----------------------------------------------------
      $ 10.690    $ 10.871   $  9.815   $ 10.886   $ 10.699        $ 16.126       $ 13.844   $ 10.587   $ 11.115   $ 10.552
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------


         0.737       0.651      0.667      0.603      0.641           0.273          0.286      0.260      0.311      0.205
         0.199      (0.359)     1.056     (1.071)     0.518           5.018          2.797      3.637     (0.337)     0.726
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------
         0.936       0.292      1.723      (.468)    01.159           5.291          3.083      3.897     (0.026)     0.931
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------


        (0.726)     (0.471)    (0.667)    (0.603)    (0.641)         (0.268)        (0.284)    (0.260)    (0.311)    (0.205)
         ----       (0.002)     ----       ----      (0.331)         (0.079)        (0.517)    (0.380)    (0.185)    (0.163)
         ----        ----       ----       ----       ----            ----          ----       ----       ----       ----
         ----        ----       ----       ----       ----            ----          ----       ----       (0.006)    ----
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------
        (0.726)     (0.473)    (0.667)    (0.603)    (0.972)         (0.347)        (0.801)    (0.640)    (0.502)     (0.368)

      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------
      $ 10.900    $ 10.690   $ 10.871   $  9.815   $ 10.886        $ 21.070       $ 16.126   $ 13.844   $ 10.587   $ 11.115
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------

          9.08%       2.82%     17.99%     (4.33%)    11.04%          32.91%                    36.87%     (0.11%)     8.84%
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------

      $   49.8    $   51.3   $   41.4   $   33.9   $   51.1        $   90.4       $   86.6   $   86.0   $   36.8   $   91.3


          0.60%       0.60%      0.60%      0.59%      0.60%           0.60%          0.60%      0.61%      0.58%      0.60%
          0.06%       ----       ----       ----       ----            0.02%          ----       ----       ----       ----
          6.41%       6.06%      6.42%      5.69%      5.82%           1.32%          1.77%      2.41%      2.23%      2.29%

         308.0%      320.3%     219.5%     177.6%     318.4%           27.2%           1.3%       3.9%      47.1%      44.1%
         N/A         N/A        N/A        N/A        N/A          $ 0.0324       $ 0.0333      N/A        N/A        N/A



          0.70%       0.71%      0.75%      0.68%      0.70%           0.69%          0.67%      0.78%      0.80%      0.74%

          6.31%       5.95%      6.27%      5.60%      5.73%           1.23%          1.70%      2.24%      2.01%      2.15%


COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated



                                                                                         VKAC Growth and Income
                                                                                                Portfolio
                                                                   ---------------------------------------------------------

                                                                                         YEARS ENDED DECEMBER 31,
                                                                                         ------------------------

                                                                     1997         1996        1995        1994        1993
                                                                   ---------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.986     $ 12.512    $ 10.306    $ 11.170    $ 10.282
                                                                   --------     --------    --------    --------    --------
       INCOME FROM INVESTMENT OPERATIONS
         Net investment income
         Net realized and unrealized gains (losses)                   0.212        0.243       0.224       0.331       0.182
                                                                      3.265        2.007       3.089      (0.864)      1.371
       Total from investment operations                            --------     --------      ------    --------    --------
                                                                      3.477        2.250       3.313      (0.533)      1.553
                                                                   --------     --------      ------    --------    --------
       DISTRIBUTIONS
         Dividends from net investment income                        (0.211)      (0.241)     (0.232)     (0.323)     (0.182)
         Distributions from net realized gains                       (0.200)      (0.535)     (0.875)     (0.008)     (0.483)
         Distributions in excess of net investment income                --           --          --          --          --
         Return of capital distributions                                 --           --          --          --          --
                                                                   --------     --------    --------    --------    --------
       Total distributions                                           (0.411)      (0.776)     (1.107)     (0.331)     (0.665)
                                                                   --------     ---------   --------    --------    --------

NET ASSET VALUE, END OF PERIOD                                     $ 17.052     $  13.986   $ 12.512    $ 10.306    $ 11.170
                                                                   --------     ---------   --------    --------    --------

TOTAL RETURN                                                          24.9%        18.18%     32.24%      (4.54%)     15.01%
                                                                   --------     ---------   --------    ---------     -------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                    $    47.8     $    31.6   $   19.7    $   10.9     $    6.5

       RATIOS TO AVERAGE NET ASSETS (1):
         Operating Expenses                                           0.70%         0.70%      0.69%       0.70%        0.69%
         Interest Expense                                             ----          ----       ----        ----         ----
         Net investment income                                        1.36%         1.99%      2.05%       3.47%        1.84%

       PORTFOLIO TURNOVER RATE                                        94.5%        113.0%     180.1%      326.0%       135.9%
       AVERAGE COMMISSION RATE PAID (2)                           $  0.0548     $  0.0566     N/A         N/A          N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:             0.88%         1.02%      1.19%       1.49%        2.05%

       Ratio of Net Investment Income to Average Net Assets:          1.18%         1.67%      1.55%       2.68%        0.47%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


*     Non-annualized
**    Annualized
N/A   Not Applicable


                       See notes in financial statements



                          High Yield                                                    Bond Debenture
                           Portfolio                                                       Portfolio
     ------------------------------------------------------            -----------------------------------------------
                                                                                              For the period
                                                                                            from May 1, 1996
                  YEARS ENDED DECEMBER 31,                                   Year ended      (date of initial
                                                                            December 31,      public offering)
        1997        1996       1995       1994       1993                      1997          December 31, 1996
    ------------------------------------------------------                  -------------------------------------
     $ 10.626    $ 10.446   $  9.823   $ 11.287   $ 10.445                   $  10.970           $  10.098
     --------    --------   --------   --------   --------                   ---------           ---------


        0.922       0.952      0.949      0.978      1.028                       0.544               0.345
        0.281       0.187      0.621     (1.464)     1.170                       1.147               0.949
     --------    --------   --------   ---------  --------                   ---------           ---------
        1.203       1.139      1.570     (0.486)     2.198                       1.691               1.294
     --------    --------   --------   --------   --------                   ---------           ---------


       (0.930)     (0.954)    (0.947)    (0.978)    (1.028)                     (0.549)             (0.342)
        ----         ----      ----       ----      (0.328)                      ----               (0.080)
        ----       (0.005)     ----       ----       ----                        ----               ----
        ----         ----      ----       ----       ----                        ----               ----
     --------    --------   --------     ------   --------                   ---------           ---------
       (0.930)     (0.959)    (0.947)    (0.978)    (1.356)                     (0.549)             (0.422)

     --------    --------   --------   --------   --------                   ---------           ---------
     $ 10.899    $ 10.626   $ 10.446   $  9.823   $ 11.287                   $  12.112           $  10.970
     --------    --------   --------   --------   --------                   ---------           ---------

        11.54%      11.29%     16.69%     (4.52%)    21.98%                      15.63%              12.89%*
     --------    --------   --------   --------   --------                   ---------           ---------


     $   33.3    $   41.1   $   36.5   $   19.7   $   18.8                   $    55.4           $    7.7


         0.85%       0.85%      0.86%      0.86%      0.84%                       0.85%              0.85**
         0.02%       ----       ----       ----       ----                        ----               ----
         8.13%        8.8%      9.50%      9.48%      8.97%                       6.68%              7.26**

        109.4%      117.3%     118.9%     200.1%     213.1%                      100.3%              58.1%
         N/A          N/A        N/A        N/A        N/A                         N/A           $ 0.0677




         0.99%       1.04%      1.09%      1.16%      1.38%                       1.07%              2.05**

         7.99%       8.70%      9.27%      9.18%      8.43%                       6.46%              6.06**



                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED




                                                                         Period from August 20, 1997 (commencement of operations)
                                                                                       to December 31, 1997
                                                                   --------------------------------------------------------------

                                                                          Mid-Cap          Large Cap        Developing
                                                                           Value            Research          Growth
                                                                         Portfolio         Portfolio        Portfolio
                                                                       -------------     -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.000          $  10.000        $  10.000
                                                                        ---------          ---------        ---------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                              0.010              0.017            0.002
         Net realized and unrealized gains (losses)                         0.481             (0.096)           0.549
                                                                        ---------          ---------        ---------
       Total from investment operations                                     0.491             (0.079)           0.551
                                                                        ---------          ---------        ---------
        Distributions
         Dividends from net investment income                              (0.010)            (0.016)          (0.002)
         Distributions from net realized gains                               ----               ----             ----
         Distributions in excess of net investment income                    ----               ----             ----
         Return of capital distributions                                     ----               ----             ----
                                                                        ---------          ---------        ---------
       Total Distributions                                                 (0.010)            (0.016)          (0.002)
                                                                        ---------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                                          $  10.481          $   9.905        $  10.549
                                                                        ---------          ---------        ---------

TOTAL RETURN                                                                 4.90%*            (0.74%)*          5.52%*
                                                                        ---------          ---------        ---------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                           $    2.2          $     1.4        $     1.7

       RATIOS TO AVERAGE NET ASSETS (1):
         Operating Expenses                                                  1.10%**            1.10%**          1.00%**
         Interest Expense                                               ---------          ---------        ---------
         Net investment income                                               0.97%**            1.53%**          0.18%**

       Portfolio turnover rate                                                1.5%               1.3%             9.1%
       AVERAGE COMMISSION RATE PAID (2)                                 $  0.0508           $ 0.0593        $  0.0421




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:                    8.41%**           10.04**           9.00%**

       Ratio of Net Investment Income to Average Net Assets:                (6.34%)**          (7.41)**         (7.82%)**


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and so during the period for which commissions were charged.


*      Non-annualized
**     Annualized

                       See notes to financial statements

              Period from July 1, 1997 (commencement of operations)
                              to December 31, 1997
-------------------------------------------------------------------------------


                     Small Cap                        Growth & Income
      Balanced        Equity         Equity Income        Equity
     Portfolio       Portfolio         Portfolio         Portfolio
     ---------       ---------       -------------    ---------------

      $10.000         $10.000          $10.000          $10.000
      -------         -------          -------          -------

        0.123          (0.001)           0.074            0.033
        0.477           0.485            1.192            0.793
      -------         -------          -------          -------
        0.600           0.484            1.266            0.826
      -------         -------          -------          -------


       (0.124)           ----           (0.074)          (0.032)
       (0.087)         (0.065)          (0.145)          (0.084)
         ----            ----             ----             ----
         ----            ----             ----             ----
      -------         -------          -------          -------
       (0.211)           ----           (0.219)          (0.116)

      -------         -------          -------          -------
      $10.389         $10.419          $11.047          $10.710
      -------         -------          -------          -------

         6.01%*          4.86%*          12.69%*           8.26%*
      -------         -------          -------          -------


      $   1.5         $   1.3          $   1.7          $   2.4


         1.10%**         1.10%**          1.10%**          1.10%**
         ----            ----             ----             ----
         2.74%**        (0.02%)**         1.65%**          0.87%**

         13.6%           36.2%            17.9%            18.1%
      $0.0600         $0.0597          $0.0600          $0.0600




         3.81%**         3.97%**          3.58%**          3.51%**

         0.03%**        (2.89%)**        (0.83%)**        (1.54%)**



                       See notes to financial statements

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers eighteen diversified portfolios (each, a Fund and collectively, the Funds) to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value, Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio. Van Kampen American Capital Investment Advisory Corporation manages the Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio (formerly Growth and Income Portfolio), and the High Yield Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders.

The Trust commenced operations on December 11, 1989 with the Quality Income Portfolio and High Yield Portfolio. The Money Market Portfolio commenced operations on July 1, 1991. The Stock Index Portfolio commenced operations on November 1, 1991. The VKAC Growth and Income Portfolio commenced operations on May 1, 1992. The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio, in accordance with Rule 2a-7 of the 1940 Act, values its investments at amortized cost.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997



A. SECURITY VALUATION - CONTINUED

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain in a segregated account with their custodian assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income and expenses are recorded when earned or incurred, respectively.

D. FEDERAL INCOME TAXES - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Quality Income, Stock Index and VKAC Growth and Income Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures transactions at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 1997, the accumulated capital loss carryforwards and expiration dates by Fund were as follows: Money Market $77,639 expiring in 2002 and 2005, Quality Income $2,481,691 expiring in 2002, 2004 and 2005, and High Yield $88,356 expiring in 2002, and Large Cap Research $633 expiring in 2005.

The Growth & Income Equity Portfolio and Balanced Portfolio elected to defer to their fiscal year ending December 31, 1998, $10,043 and $1,036 of losses, respectively, recognized during the period November 1, 1997 to December 31, 1997.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds, except the Money Market Portfolio, declare, pay and automatically reinvest dividends semi-annually from net investment income. The Money Market Portfolio declares dividends from net investment income daily and automatically reinvests such dividends daily.

Net realized gains, if any, are distributed annually. Distributions are automatically reinvested in the Funds as additional shares.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect the Portfolios against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

a. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


F. DERIVATIVES - CONTINUED

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. FORWARD FOREIGN CURRENCY CONTRACTS - The International Equity Portfolio may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


G. FOREIGN CURRENCY TRANSLATION - CONTINUED

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate, and changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., Van Kampen American Capital Investment Advisory Corporation, and Mississippi Valley Advisors Inc. ( the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds. The Adviser supervises the Sub-advisers, sub-advisers'

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

performance of advisory services and will make recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:

Fund                             Average Daily Net Assets        % Per Annum
----                             ------------------------        -----------
Small Cap Stock                         All                      .85%

Quality Bond                       First $75 Million             .55%
                                   Over $75 Million              .50%

Select Equity                      First $50 Million             .75%
                                   Over $50 Million              .65%

Large Cap Stock                         All                      .65%

International Equity               First $50 Million             .85%
                                   Over $50 Million              .75%

Money Market                       First $500 Million            .50%
                                   Over $500 Million             .40%

Quality Income                     First $500 Million            .50%
                                   Over $500 Million             .45%

Stock Index                             All                      .50%

VKAC Growth and Income             First $500 Million            .60%
                                   Over $500 Million             .50%

High Yield                         First $500 Million            .75%
                                   Over $500 Million             .65%

Bond Debenture                          All                      .75%

Mid-Cap Value                           All                      1%

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Fund                             Average Daily Net Assets        % Per Annum
----                             ------------------------        -----------
Large Cap Research                      All                      1%

Developing Growth                       All                      .90%

Balanced                                All                      1%

Small Cap Equity                        All                      1%

Equity Income                           All                      1%

Growth & Income Equity                  All                      1%

The Adviser has voluntarily waived its monthly advisory fee for the Money Market Portfolio. In addition, the Adviser has voluntarily waived or otherwise reimbursed the Funds for their other operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceed 0.10% of the average daily net assets of each Fund.

Cova Variable Annuity Accounts One, Five and First Cova Variable Annuity Acount One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and Cova Financial Life Insurance Co. (collectively "Cova Life"). At December 31, 1997, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                          Percentage of Ownership
                           -----------------------------------------------------
                                                              Mississippi Valley
                           Cova Life     Lord Abbett & Co.      Advisors Inc.
                           ---------     ----------------     ------------------
Mid-Cap Value                95.3%             4.7%                  ---
Large Cap Research           91.1%             8.9%                  ---
Developing Growth            93.9%             6.1%                  ---
Balanced                     27.4%             ---                  72.6%
Small Cap Equity             20.6%             ---                  79.4%
Equity Income                33.1%             ---                  66.9%
Growth & Income Equity       54.7%             ---                  45.3%

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


3.  INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 1997 were as follows:

                                                 Purchases
                           ---------------------------------------------------
Portfolio:                 U.S. Government     Non-Government         Total
----------                 ---------------     --------------     ------------
Small Cap Stock              $         0        $ 67,605,432      $ 67,605,432

Quality Bond                  20,760,132           5,735,996        26,496,128

Select Equity                          0         148,163,972       148,163,972

Large Cap Stock                        0          21,576,856        21,576,856

International Equity                   0          79,195,610        79,195,610

Quality Income                47,678,089         107,991,560       155,669,649

Stock Index                            0          20,924,957        20,924,957

VKAC Growth and Income                 0          42,675,420        42,675,420

High Yield                             0          37,487,847        37,487,847

Bond Debenture                15,366,165          52,494,680        67,860,845

Mid-Cap Value*                         0           2,020,572         2,020,572

Large Cap Research*                    0           1,224,423         1,224,423

Developing Growth*                     0           1,610,385         1,610,385

Balanced**                       551,460             815,129         1,366,589

Small Cap Equity**                     0           1,550,773         1,550,733

Equity Income**                        0           1,639,927         1,639,927

Growth & Income Equity**               0           2,362,112         2,362,112


 *  Portfolio commenced operations August 20, 1997.
**  Portfolio commenced operations July 1, 1997.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


3. INVESTMENT TRANSACTIONS - CONTINUED

                                                   Sales
                           ----------------------------------------------------
Portfolio:                 U.s. Government     Non-Government         Total
----------                 ---------------     --------------     ------------
Small Cap Stock              $         0        $25,976,318       $ 25,976,318

Quality Bond                  14,440,660          1,249,470         15,690,130

Select Equity                          0         81,230,737         81,230,737

Large Cap Stock                        0         12,078,226         12,078,226

International Equity                   0         28,864,924         28,864,924

Quality Income                60,583,419         97,441,811        158,025,230

Stock Index                            0         41,966,209         41,966,209

VKAC Growth and Income                 0         36,454,880         36,454,880

High Yield                             0         47,391,759         47,391,759

Bond Debenture                 9,324,473         15,433,275         24,757,748

Mid-Cap Value*                         0              8,058              8,058

Large Cap Research*                    0              5,124              5,124

Developing Growth*                     0             46,475             46,475

Balanced**                             0            120,653            120,653

Small Cap Equity**                     0            350,259            350,259

Equity Income**                        0            195,691            195,691

Growth & Income Equity**               0            249,400            249,400



 *  Portfolio commenced operations August 20, 1997.
**  Portfolio commenced operations July 1, 1997.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


3. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 1997, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                Federal           Gross              Gross
                                Income         Unrealized         Unrealized
Portfolio:                     Tax Cost       Appreciation      (Depreciation)
----------                   -----------      ------------      --------------

Small Cap Stock              $52,024,392       $ 7,485,196       $(2,620,717)

Quality Bond                  15,972,681           347,072            (2,082)

Select Equity                 98,622,676         8,480,963        (2,741,002)

Large Cap Stock               27,274,428         5,269,657          (552,438)

International Equity          64,349,561         5,536,543        (4,909,891)

Money Market                  21,895,770             -----             -----

Quality Income                47,114,722         2,061,749           (17,031)

Stock Index                   58,424,938        33,037,391        (1,108,453)

VKAC Growth and Income        41,285,482         7,630,302        (1,213,171)

High Yield                    31,577,280         1,416,106          (116,982)

Bond Debenture                51,441,189         1,633,184          (419,481)

Mid-Cap Value                  2,012,664            73,060           (26,074)

Large Cap Research             1,218,629            32,167           (25,583)

Developing Growth              1,568,464            81,506           (73,001)

Balanced                       1,253,415            78,103           (36,719)

Small Cap Equity               1,244,343            97,380           (95,868)

Equity Income                  1,468,437           162,554           (39,803)

Growth & Income Equity         2,121,294           182,664           (83,742)

The Quality Income Portfolio enters into reverse repurchase agreements (borrowing) for cash management purposes. The average daily balance of reverse repurchase agreements outstanding during the period was $509,439 at a weighted average interest rate of 4.97%. The maximum amount of borrowing outstanding during the year ended December 31, 1997 was $ 4,096,250 (including accrued interest).

For temporary cash management purposes, the following Portfolios engaged in bank borrowings:

                       Average Daily     Weighted Average     Maximum Dollar
Portfolio                Borrowings        Interest Rate      Amount Borrowed
---------              -------------     ----------------     ---------------
Quality Income           $132,213              6.50%            $ 2,509,362

Stock Index               266,022              6.43%             14,224,060

High Yield                 95,584              6.50%              7,214,854

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


4. FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                                                 VKAC
                                                         Quality Income     Stock Index    Growth and Income
                                                            Portfolio        Portfolio         Portfolio
                                                         --------------     -----------    -----------------
Futures Contracts Outstanding at December 31, 1996              25                5                4
    Contracts Opened                                           668              196               17
    Contracts Closed                                          (658)            (179)             (17)
                                                              ----             ----              ---
Futures Contracts Outstanding at December 31, 1997              35               22                4
                                                              ====             ====              ===

The futures contracts outstanding as of December 31, 1997 and the description and unrealized appreciation (depreciation) were as follows:

                                                                    Unrealized
                                                    Notional       Appreciation/
                                     Contracts        Value       (Depreciation)
                                     ---------     ----------     --------------
Quality Income Portfolio:
    U.S. Long Bond
    March 1998 - Sold                   35         $4,216,406        $(51,406)

Stock Index Portfolio:
    S&P 500 Index Futures
    March 1998 - Purchased              22         $5,385,050        $ 33,968

VKAC Growth and Income Portfolio:
    S&P 500 Index Futures
    March 1998 - Purchased               4         $  979,100        $ 19,800

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 1997, were as follows:

Forward Foreign Currency Contracts to Buy:

                                                       Value at           In           Unrealized
Settlement                                           December 31,      Exchange       Appreciation/
   Date            Contracts To Receive                  1997         For U.s. $     (Depreciation)
----------   -------------------------------         ------------     ----------     --------------
 1/02/98         439,101   Australian Dollar          $  286,221      $  287,040       $   (819)
 1/02/98      22,034,928   Spanish Peseta                144,622         146,071         (1,449)
 1/02/98       1,042,806   Swedish Krona                 131,485         133,246         (1,761)
 1/13/98     163,012,080   Japanese Yen                1,256,452       1,320,000        (63,548)
                                                                                       --------
                                                                                        (67,577)
                                                                                       ========

Forward Foreign Currency Contracts to Sell:

                                                       Value at           In           Unrealized
Settlement                                           December 31,      Exchange       Appreciation/
   Date            Contracts To Deliver                  1997         For U.s. $     (Depreciation)
----------   -------------------------------         ------------     ----------     --------------
 1/02/98       4,907,758   Belgian Franc              $  132,565      $  133,245        $    680
 1/02/98     255,803,479   Italian Lira                  144,683         146,072           1,389
 1/13/98       3,017,248   Australian Dollar           1,967,296       2,181,625         214,329
 1/13/98         603,206   British Pound Sterling        991,405         972,368         (19,037)
 1/13/98     408,924,139   Italian Lira                  231,267         237,071           5,804
 1/13/98     387,810,322   Japanese Yen                2,989,135       3,232,726         243,591
 1/13/98       1,370,452   New Zealand Dollar            795,508         868,116          72,608
 1/13/98       1,319,087   Singapore Dollar              782,299         830,315          48,016
                                                                                        --------
                                                                                         567,380
                                                                                        ========

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


6. MORTGAGE AND ASSET BACKED SECURITIES

The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are issued by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB).

A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk.

Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.